As filed with the Securities and Exchange Commission on May 14, 2021

Securities Act File No. 333-254419

Investment Company Act File No. 811-22591

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No. ___

(Check appropriate box or boxes)

APOLLO TACTICAL INCOME FUND INC.

(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway

Wilmington, Delaware 19809

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(800) 882-0052

(Area Code and Telephone Number)

Joseph D. Glatt, Esq.

Apollo Tactical Income Fund Inc.

9 West 57th Street

New York, New York 10019

(212) 515-3200

(Name and Address of Agent for Service)

With copies to:

P. Jay Spinola, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099	Joseph D. Glatt, Esq. Apollo Tactical Income Fund Inc. 9 West 57th Street New York, New York 10019 (212) 515-3200

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT

(Approximate Date of Proposed Public Offering)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Stock ($0.001 par value per share)	Not applicable	Not applicable	$283,474,338.30	$30,927.05

(1)	Estimated solely for the purpose of calculating the filing registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
(2)	Based on a rate of $109.10 per $1,000,000 of the proposed maximum aggregate offering price.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

APOLLO SENIOR FLOATING RATE FUND INC.

APOLLO TACTICAL INCOME FUND INC.

9 West 57th Street, New York, NY 10019

May [    ], 2021

Dear Stockholder:

You are cordially invited to attend a joint special stockholder meeting (the “Special Meeting”) of Apollo Senior Floating Rate Fund Inc. (“AFT”) and Apollo Tactical Income Fund Inc. (“AIF,” and together with AFT, the “Funds,” and each, a “Fund”), each a Maryland corporation, to be held on June 28, 2021 at 9:30 a.m. (Eastern time). In light of the novel coronavirus pandemic, the Funds have elected to hold the Special Meeting as a virtual meeting in order to ensure the safety of our stockholders. You will be able to attend the Special Meeting by registering at http://www.viewproxy.com/ApolloFundsSM/2021 and following the instructions as outlined on the website and in the Funds’ proxy statement. Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on important proposals affecting the Funds which are described in the enclosed Joint Proxy Statement/Prospectus.

Stockholders of AFT will be asked to consider the following proposals, which are described in the enclosed Joint Proxy Statement/Prospectus, at the Special Meeting:

1(A).   The reorganization of AFT into AIF (the “Reorganization”), including the transfer of all of the assets of AFT to AIF, the deregistration of AFT as an investment company pursuant to the Investment Company Act of 1940, as amended, and the dissolution of AFT under Maryland law; and

1(B).   In the event that the proposed Reorganization fails to obtain the necessary stockholder votes, the amendment of AFT’s fundamental investment restriction with respect to making loans.

The Board of Directors of AFT recommends that you vote “FOR” each proposal.

Stockholders of AIF will be asked to consider the following proposals (Proposal 2(A) is contingent upon the approval of Proposal 1(A) by stockholders of AFT), which are described in the enclosed Joint Proxy Statement/Prospectus, at the Special Meeting:

2(A).	The issuance of additional shares of AIF common stock in connection with the Reorganization; and

2(B).	The amendment of AIF’s fundamental investment restriction with respect to making loans.

If Proposal 2(A) is not approved by stockholders of AIF, then the Reorganization will not occur even if Proposal 1(A) is approved by stockholders of AFT.

The Board of Directors of AIF recommends that you vote “FOR” each proposal.

Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the Special Meeting, please read the Joint Proxy Statement/Prospectus and cast your vote promptly. To vote, simply date, sign and return the proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card for authorizing proxies by touch-tone telephone or on the internet. Your prompt response is needed to avoid follow-up mailings which would increase the costs paid by all stockholders of your Fund.

If you do not authorize a proxy using one of these methods described above, you may be contacted by Alliance Advisors, our proxy solicitor, or by employees of Apollo Credit Management, LLC or its affiliates, to authorize your proxy over the telephone.

As always, we appreciate your support.

By Order of the Boards of Directors,

Joseph D. Glatt

Secretary of the Funds

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Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

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May [    ], 2021

IMPORTANT NOTICE

TO STOCKHOLDERS OF

APOLLO SENIOR FLOATING RATE FUND INC.

APOLLO TACTICAL INCOME FUND INC.

QUESTIONS & ANSWERS

Although we urge you to read the entire Joint Proxy Statement/Prospectus, we have provided for your convenience a brief overview of some of the important questions concerning the issues to be voted on at the joint special meeting of stockholders (the “Special Meeting”) of Apollo Senior Floating Rate Fund Inc. (“AFT”) and Apollo Tactical Income Fund Inc. (“AIF,” and together with AFT, the “Funds” and each, a “Fund”).

Q:	Why is a stockholder meeting being held?

A:	Stockholders of AFT: You are being asked to vote on the following Proposals 1(A) and 1(B):

1(A).

The reorganization (the “Reorganization”) of AFT (such Fund being referred to herein at times as the “Target Fund”) into AIF (such Fund being referred to herein at times as the “Acquiring Fund”), including the transfer of all of the assets of AFT to AIF, the deregistration of AFT as an investment company pursuant to the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the dissolution of AFT under Maryland law, which is described in the enclosed Joint Proxy Statement/Prospectus. The term “Combined Fund” will refer to AIF as the surviving Fund after the Reorganization, and assumes that the investment restriction change in Proposal 2(B) (described below) has been approved by AIF stockholders. In the event the Reorganization is consummated, AFT will terminate its registration under the Investment Company Act and then dissolve under Maryland law; and

1(B).

In the event that the proposed Reorganization fails to obtain the necessary stockholder votes, the amendment of AFT’s fundamental investment restriction with respect to making loans, providing AFT with the flexibility to make loans to other persons as part of its investment program.

AFT and AIF have, and the Combined Fund will have, similar (but not identical) investment objectives, investment policies and investment restrictions. AFT and AIF have, and the Combined Fund will have, the same investment adviser, Apollo Credit Management, LLC (the “Adviser”).

The consummation of the Reorganization is conditioned on the approval by AIF stockholders of Proposal 2(A) (described below). The Reorganization will be consummated only if the stockholders of AFT approve Proposal 1(A) and the stockholders of AIF approve Proposal 2(A). If the Reorganization is not consummated, then AFT would continue to exist and operate on a stand-alone basis, though the Adviser may, in connection with the ongoing management of AFT, recommend alternative proposals to the Board of Directors of AFT.

In the event the Reorganization is consummated, stockholders of the Combined Fund, including former stockholders of AFT, would be subject to the investment policies of the Combined Fund following the Reorganization. See “Comparison of the Funds” in the Joint Proxy Statement/Prospectus for a comparison of the Funds’ investment objectives and significant investment strategies and operating policies.

Stockholders of AIF: You are being asked to vote on the following Proposals 2(A) and 2(B):

2(A).	The issuance of additional shares of AIF common stock in connection with the Reorganization of AFT into AIF if the Reorganization is approved by the stockholders of AFT; and

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2(B).	The amendment of AIF’s fundamental investment restriction with respect to making loans, providing AIF with the flexibility to make loans to other persons as part of its investment program.

The Reorganization will be consummated only if the stockholders of AFT approve Proposal 1(A) and the stockholders of AIF approve Proposal 2(A). If the Reorganization is not consummated, then AIF would continue to exist and operate on a stand-alone basis. Proposal 2(B) is not contingent on the consummation of the Reorganization and, regardless of whether the Reorganization is consummated, the changes to AIF’s fundamental investment restriction would become effective immediately upon approval by AIF’s stockholders. Please note that AIF’s stockholders may vote for Proposal 2(A) and separately vote against Proposal 2(B).

In the event the Reorganization is consummated, stockholders of the Combined Fund, including current stockholders of AIF, would be subject to the investment policies of the Combined Fund following the Reorganization. See “Comparison of the Funds” in the Joint Proxy Statement/Prospectus for a comparison of the Funds’ investment objectives and significant investment strategies and operating policies.

Q:	Why is the Reorganization being recommended?

A:

The Board of Directors of each Fund (each, a “Board,” and together, the “Boards”), including the Directors who are not “interested persons” (as defined in the Investment Company Act) of the Funds, has determined that the Reorganization is advisable and in the best interests of the applicable Fund and that the interests of the existing stockholders of the Target Fund and the Acquiring Fund will not be diluted with respect to net asset value (“NAV”) as a result of the Reorganization. The Board of Directors of the Target Fund has declared advisable the transfer of all of the assets from the Target Fund to the Acquiring Fund and the subsequent dissolution of the Target Fund, and recommended that stockholders of the Target Fund approve each of these transactions as part of the Reorganization. The following is a summary of the material factors considered by the Board of each Fund in reaching their respective determinations:

•

the potential for a lower total annual expense ratio for AFT and AIF as a result of efficiencies associated with operating the larger Combined Fund, in each case as compared to the expense ratio of the respective Fund prior to the Reorganization;

•

the potential for comparable (i.e., slightly lower or higher) earnings, which is expected to allow the Combined Fund to achieve a distribution yield on NAV that is comparable to the distribution yield on NAV for each of the Funds prior to the Reorganization;

•

the compatibility of the Funds’ current and/or proposed investment objectives, policies and related risks, including that each Fund’s stockholders will continue to invest in the Combined Fund, which will have the ability to make loans to other persons as part of its investment program if Proposal 2(B) is approved;

•	the potential for greater investment flexibility and investment options for the Combined Fund as a result of the ability to make loans if Proposal 2(B) is approved;

•

the potential for greater secondary market liquidity for the Combined Fund’s common shares as a result of the larger public float of the Combined Fund, which may result in tighter bid-ask spreads and better trade execution for stockholders when purchasing or selling the Combined Fund’s common shares;

•

the potential for additional research coverage and an increased focus by investors on the Combined Fund as a result of the larger size of the Combined Fund and fewer funds in the marketplace with similar investment strategies;

•

a possible narrowing of the trading discount to NAV of the Combined Fund to the extent the discount is affected by the other potential benefits of the Reorganization (e.g., additional analyst coverage, greater secondary market liquidity, potential operating efficiencies);

•

the anticipated tax-free nature of the Reorganization and the impact on each Fund’s capital loss carryforwards (as it is generally expected that the Acquiring Fund will succeed to the capital loss carryforwards and certain unrealized losses, if any, of the Target Fund);

•

the potential for certain operating and administrative efficiencies, as the Combined Fund could have the ability to trade in larger positions and negotiate more favorable transaction terms, and certain fixed costs (e.g., printing and mailing of stockholder reports and proxy statements, legal expenses, audit fees and other expenses) would be spread across the larger asset base of the Combined Fund;

•	the expected costs of the Reorganization to the Funds, which are generally expected to be borne in an approximately equal amount by each Fund; and

•

whether the Adviser and its affiliates might benefit from the Reorganization (e.g., administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of the Target Fund as a separate fund).

If the Reorganization of the Target Fund is not approved, the Adviser may, in connection with the ongoing management of the Target Fund, recommend alternative proposals to the Board of the Target Fund.

Q:	How will the Reorganization affect the fees and expenses of the Funds?

A:

The following table compares the total annual expense ratios of AFT and AIF as of each Fund’s fiscal year ended December 31, 2020, and the pro forma total annual expense ratio for the Combined Fund (with AIF as the surviving fund). The pro forma total annual expense ratio shows the projected estimated expenses of the Combined Fund assuming the Reorganization is completed. The ratios are as follows:

AFT	AIF	Pro Forma Combined Fund (AIF as Surviving Fund)

3.12%	3.16%	2.65%

When we use the term “total annual expense ratio” above, we mean a Fund’s total annual expenses expressed as a percentage of its average net assets attributable to its common shares.

Investors should understand that the majority of the expense savings in the table shown above are a result of a significant decline in the one-month London Interbank Offered Rate (“LIBOR”), which is the reference rate used in each Fund’s interest expense calculation. To calculate the pro forma expenses, the Funds used projected LIBOR rates, which are anticipated to maintain levels seen at the end of the Funds’ 2020 fiscal year. In order to show a more normalized comparison, the Funds have also calculated pro forma expenses using a January 1, 2020 reference date in order to remove the effect of the dramatic shift in interest rates. The total annual expense ratios of AFT and AIF as of each Fund’s fiscal year beginning January 1, 2020, and the pro forma total annual expense ratio for the Combined Fund (with AIF as the surviving fund) reflecting expense savings resulting from the consolidation of certain Fund operations, are as follows:

AFT	AIF	Pro Forma Combined Fund (AIF as Surviving Fund)

3.12%	3.16%	3.01%

Accordingly, if the Reorganization had taken place as of the beginning of each Fund’s last fiscal year, the Funds estimate that the completion of the Reorganization would have resulted in a total annual expense ratio for the Combined Fund of 3.01%, representing a reduction in the total annual expense ratio for the stockholders of AFT and AIF of 0.11% and 0.15%, respectively. When we use the term “total annual expense ratio” above, we mean a Fund’s total annual expenses expressed as a percentage of its average net assets attributable to its common shares.

Q:	How will the Reorganization affect the Advisory Fees of the Funds?

A:

The contractual management fee rate of the Combined Fund will be 1.00%, which is equal to the current contractual management fee rates of each of AFT and AIF. Each Fund calculates its management fee on the basis of the Fund’s Managed Assets (as defined in each Fund’s advisory agreement). When a Fund uses leverage, the amount of fees paid to the Adviser for investment management services is higher than if the Fund does not use leverage because the fees paid are calculated on the Fund’s Managed Assets, which include assets purchased with leverage. For the fiscal year ended December 31, 2020, the effective management fee rates were 1.00% and 1.00% for AFT and AIF, respectively. Based on the December 31, 2020 fiscal year end financial statements for each Fund, the pro forma effective management fee rate for the Combined Fund would be expected to be 1.00% of the Combined Fund’s average daily Managed Assets.

Q:	How will the Reorganization be effected?

A:

Under Maryland law and the charter of the Target Fund, stockholders of the Target Fund are required to approve a transfer of all or substantially all of the assets of the Target Fund. Assuming Target Fund stockholders approve the Reorganization and Acquiring Fund stockholders approve Proposal 2(A), the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the stated liabilities of the Target Fund and for common shares of the Acquiring Fund, which shares will be distributed by the Target Fund to the holders of its common shares in complete liquidation thereof.

Under Maryland law, stockholders of the Target Fund are also required to approve dissolution of the Target Fund. Assuming Target Fund stockholders approve the Reorganization and Acquiring Fund stockholders approve Proposal 2(A), the Target Fund will terminate its registration under the Investment Company Act after the completion of the Reorganization and other necessary filings. The Target Fund will then dissolve under Maryland law by filing articles of dissolution with the Department of Assessments and Taxation for the State of Maryland.

Stockholders of the Target Fund: You will become stockholders of the Acquiring Fund. You will receive newly issued common shares of the Acquiring Fund, par value $0.001 per share, the aggregate NAV (not the market value) of which will equal the aggregate NAV (not the market value) of the common shares of the Target Fund you held immediately prior to the Reorganization, less the applicable costs of the Reorganization (though you may receive cash for fractional shares).

Stockholders of the Acquiring Fund: You will remain stockholders of AIF following the Reorganization, if approved, and will also remain stockholders of AIF in the event that none of the Proposals are approved. AIF will have additional common shares outstanding after the Reorganization and will operate under the investment objectives, policies, strategies and restrictions of the Combined Fund set out in the Joint Proxy Statement/Prospectus. AIF will be the accounting survivor in the event that Proposals 1(A) and 2(A) are approved.

Q:	What happens if stockholders of the Target Fund do not approve the Reorganization and/or the stockholders of the Acquiring Fund do not approve Proposal 2(A)?

A:

If these proposals are not approved, the Funds will continue to operate as separate funds on a stand-alone basis. The Adviser may, in connection with the ongoing management of the Target Fund, recommend alternative proposals to the Board of the Target Fund.

Q:

What happens if stockholders of the Target Fund do not approve Proposal 1(B) (in the event that the Reorganization is not approved) and/or stockholders of the Acquiring Fund do not approve Proposal 2(B)?

A:

If these proposals are not approved, the applicable Fund’s fundamental investment restriction with respect to making loans will remain unchanged, meaning that the Fund will not have the flexibility to make loans to other persons as part of its investment program.

Q:	Have common shares of the Target Fund and the Acquiring Fund historically traded at a premium or discount?

A:

The common shares of each Fund generally have historically traded at a discount and, as of April 22, 2021, AFT’s discount to NAV was -7.66% or $1.27 per share ($16.57 NAV per share, $15.30 market price per share) and AIF’s discount to NAV was -8.48% or $1.41 per share ($16.63 NAV per share, $15.22 market price per share).

To the extent the Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganization, Target Fund stockholders would have the potential for an economic benefit by the narrowing of the discount/premium. To the extent the Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganization, Target Fund stockholders may be negatively impacted if the Reorganization is consummated. The Acquiring Fund stockholders would only benefit from a discount perspective to the extent the post-Reorganization discount (or premium) improves. There can be no assurance that, after the Reorganization, common shares of the Combined Fund will trade at, above or below NAV. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of your Fund prior to the Reorganization.

Q:	Will I have to pay any sales load, commission or other similar fees in connection with the Reorganization?

A:

You will pay no sales loads or commissions in connection with the Reorganization. Regardless of whether the Reorganization is completed, however, the costs associated with the proposed Reorganization, including the costs associated with the stockholder meeting and the solicitation of proxies, generally will be borne equally by each of the Funds. Because of the expected expense savings for AFT, the lower but comparable expected expense ratio for AIF following the Reorganization, the potential benefits to AIF from the potential change to its investment restriction, as well as other expected benefits for each Fund, the Adviser recommended and the Boards have approved that each Fund be responsible for its own Reorganization expenses. See “Reasons for the Reorganization” in the attached Joint Proxy Statement/Prospectus. The expenses of the Reorganization are estimated to be $401,000 for AFT and $401,000 for AIF. Certain tax and transfer agency expenses will be borne directly by the respective Fund incurring the expense, and the total of such expenses for each Fund are expected to be approximately equal. The Adviser will not be responsible for any Reorganization expenses, including expenses related to Proposals 1(A), 1(B), 2(A) and 2(B).

Neither the Funds nor the Adviser will pay any expenses of stockholders arising out of or in connection with the Reorganization (e.g., voting on the Reorganization or other action taken by the stockholder in connection with the Reorganization). The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.

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A stockholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own stockholder account fees for processing corporate actions which could be applicable in connection with the Reorganization. These stockholder account fees, if applicable, are not paid or otherwise remitted to the Funds or the Adviser. The imposition of such fees is based solely on the terms of a stockholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary. Questions concerning any such stockholder account fees or other similar fees should be directed to a stockholder’s Financial Intermediary.

Q:	Will I have to pay any U.S. federal taxes as a result of the Reorganization?

A:

The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization so qualifies, Target Fund stockholders will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund common shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Acquiring Fund stockholders will also not recognize gain or loss for U.S. federal income tax purposes by reason of the consummation of the Reorganization.

On or prior to the closing date of the Reorganization (the “Closing Date”), the Target Fund will declare a distribution to its stockholders that, together with all previous distributions, will have the effect of distributing to the Target Fund’s stockholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, all of its net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through the Closing Date. Although no gain or loss will be recognized upon the exchange of Target Fund common shares for Acquiring Fund common shares (except with respect to cash received in lieu of fractional shares), the distribution described in the prior sentence will be taxable to the Target Fund’s stockholders for U.S. federal income tax purposes.

In general, the Acquiring Fund will succeed to capital loss carryforwards and certain unrealized losses, if any, of the Target Fund. However, the capital loss carryforwards and certain unrealized losses of the Combined Fund may be subject to tax loss limitation rules. It is currently expected that the tax loss limitation rules should not have a material adverse effect on the Combined Fund. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards or realized losses attributable to built-in losses now or in the future depends on many variables and assumptions and is, therefore, highly uncertain. As of December 31, 2020, short-term and long-term capital loss carryforwards totaled $6,640,615 and $34,621,179, respectively, for AFT, and short-term and long-term capital loss carryforwards totaled $3,996,476 and $36,748,553, respectively, for AIF.

The Funds’ stockholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Q:	Why is the vote of stockholders of the Acquiring Fund being solicited in connection with the Reorganization?

A:

Although the Acquiring Fund will continue its legal existence and operations regardless of whether the Reorganization is approved, the rules of the New York Stock Exchange (on which the Acquiring Fund’s common shares are listed) require the Acquiring Fund’s stockholders to approve the issuance of additional common shares in connection with the Reorganization. If the issuance of additional common shares of the Acquiring Fund is not approved by stockholders of AIF, then the Reorganization will not occur if Proposal 1(A) is approved by stockholders of AFT.

In addition, AIF is seeking to make a change to one of its investment restrictions separate from the Reorganization (Proposal 2(B)). In this regard, the Investment Company Act requires the Acquiring Fund stockholders to approve the amendment to AIF’s fundamental investment restriction. If Proposal 2(B) is approved, the change will become effective regardless of whether the Reorganization is approved by stockholders.

Q:	How does the Board of my Fund suggest that I vote?

A:	After careful consideration, the Board of your Fund unanimously recommends that you vote “FOR” each of the items proposed for your Fund.

Q:	How do I authorize my proxy?

A:

You may authorize your proxy by mail, phone or internet or cast your vote at the Special Meeting. To authorize a proxy by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to authorize a proxy by phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. To authorize a proxy by phone or internet, you will need the “control number” that appears on the proxy card. If you own shares of the Target Fund and the Acquiring Fund, please be sure to submit a proxy card for each Fund to ensure your votes are cast for each Fund.

Q:	How do I attend and vote at the virtual Special Meeting?

A:

The Special Meeting will be held virtually on June 28, 2021 at 9:30 a.m. (Eastern time). In order to participate in the Special Meeting live via the internet, you must register at http://www.viewproxy.com/ApolloFundsSM/2021 by 11:59 p.m. (Eastern Time) on June 25, 2021, 2021. If you are a registered holder, you must register using the virtual control number included on your proxy card (if you received a printed copy of the proxy materials). If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the Special Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Special Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the internet, including how to demonstrate proof of stock ownership, are posted at http://www.viewproxy.com/ApolloFundsSM/2021.

On the day of the Special Meeting, if you have properly registered, you may enter the Special Meeting by logging in using the password you received via email in your registration confirmation at http://www.viewproxy.com/ApolloFundsSM/2021.

We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast and listen-only audio. If you encounter any difficulties accessing the live webcast and listen-only audio before or during the Meeting please call 1-866-612-8937 (toll free). Technical support will be available starting at 9:00 a.m. (Eastern time) on June 28, 2021 and will remain available until thirty minutes after the Special Meeting has finished. The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Special Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Meeting.

If you would like to submit a question during the Meeting, log into the live webcast at http://www.viewproxy.com/ApolloFundsSM/2021/VM, type your question into the “Ask a Question” field, and click “Submit”.

Even if you plan to attend the live webcast of the Special Meeting, we encourage you to vote in advance by internet, telephone or mail so that your vote will be counted even if you later decide not to attend the virtual Special Meeting.

Q:	Whom do I contact for further information?

A:	You may contact your financial advisor for further information. You may also call Alliance Advisors, the Funds’ proxy solicitor, at 1-877-777-2857.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

APOLLO SENIOR FLOATING RATE FUND INC.

APOLLO TACTICAL INCOME FUND INC.

9 West 57th Street, New York, NY 10019

NOTICE OF JOINT SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 28, 2021

Notice is hereby given that a joint special meeting of stockholders (the “Special Meeting”) of Apollo Senior Floating Rate Fund Inc. (“AFT” or the “Target Fund”) and Apollo Tactical Income Fund Inc. (“AIF” or the “Acquiring Fund,” and together with the Target Fund, the “Funds” and each, a “Fund”), each a Maryland corporation, will be held on June 28, 2021 at 9:30 a.m. (Eastern time) for the proposals listed below. In light of the novel coronavirus pandemic, the Funds have elected to hold the Special Meeting as a virtual meeting in order to ensure the safety of our stockholders. You will be able to attend the Special Meeting by registering at http://www.viewproxy.com/ApolloFundsSM/2021 and following the instructions as outlined on the website and in the Funds’ Joint Proxy Statement/Prospectus.

1.	AFT—The Reorganization of the Target Fund

Stockholders of Apollo Senior Floating Rate Fund Inc. (AFT):

Proposal 1(A): The stockholders of AFT are being asked to approve the reorganization of AFT into AIF pursuant to the Agreement and Plan of Reorganization between AFT and AIF (the “Reorganization Agreement”), including the transfer of all of the assets of AFT to AIF, the deregistration of AFT as an investment company pursuant to the Investment Company Act of 1940, as amended, and the dissolution of AFT under Maryland law. Pursuant to the Reorganization Agreement, the Target Fund would transfer all of its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the stated liabilities of the Target Fund and shares of common stock (“common shares”) of the Acquiring Fund, after which those shares will be distributed by the Target Fund to the holders of its shares (the “Reorganization”) and the Target Fund will dissolve under Maryland law. The consummation of the Reorganization is contingent on the approval by the stockholders of AIF of Proposal 2(A) relating to AIF described below.

Proposal 1(B): In the event that the proposed Reorganization fails to obtain the necessary stockholder votes, the stockholders of AFT are being asked to approve a change to AFT’s Fundamental Investment Restriction No. 5, relating to the Fund’s making of loans, providing AFT with additional flexibility to make loans to other persons as part of its investment program.

2.	AIF—The Issuance of Additional Common Shares of the Acquiring Fund and Change to the Acquiring Fund’s Fundamental Investment Restriction

Stockholders of Apollo Tactical Income Fund Inc. (AIF):

Proposal 2(A): The stockholders of AIF are being asked to approve the issuance of additional common shares of AIF in connection with the Reorganization. The consummation of the Reorganization is contingent on this proposal and the approval by the Target Fund of the Reorganization Agreement.

Proposal 2(B): The stockholders of AIF are being asked to approve a change to AIF’s Fundamental Investment Restriction No. 5, relating to the Fund’s making of loans, providing AIF with additional flexibility to make loans to other persons as part of its investment program.

Proposal 2(B) is not contingent on the consummation of the Reorganization and, regardless of whether the Reorganization is consummated, the change to AIF’s fundamental investment restriction would become effective upon approval by AIF’s stockholders. The Reorganization will be consummated only if the stockholders of AFT approve Proposal 1(A) and the stockholders of AIF approve Proposal 2(A).

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Stockholders of each Fund of record as of the close of business on April 13, 2021 are entitled to vote at the Special Meeting or any adjournment, postponement or delay thereof.

THE BOARD OF DIRECTORS (EACH, A “BOARD”) OF EACH OF THE FUNDS RECOMMENDS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY AUTHORIZING A PROXY BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF AFT UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE:

FOR THE REORGANIZATION OF AFT PURSUANT TO THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS, INCLUDING THE TRANSFER OF ALL OF THE ASSETS OF AFT TO AIF AND THE DEREGISTRATION OF AFT AS AN INVESTMENT COMPANY PURSUANT TO THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND THE DISSOLUTION OF AFT UNDER MARYLAND LAW.

FOR THE CHANGES TO AFT’S FUNDAMENTAL INVESTMENT RESTRICTION NO. 5.

THE BOARD OF AIF UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE:

FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES OF AIF IN CONNECTION WITH THE REORGANIZATION.

FOR THE CHANGES TO AIF’S FUNDAMENTAL INVESTMENT RESTRICTION NO. 5.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO YOUR FUND OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY AUTHORIZING A PROXY BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

By order of the Boards of Directors of the Funds

JOSEPH D. GLATT

Secretary

May [    ], 2021

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY AUTHORIZING A PROXY BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 28, 2021.

THE JOINT PROXY STATEMENT/PROSPECTUS FOR THIS MEETING IS AVAILABLE AT:

HTTPS://WWW.APOLLOFUNDS.COM/LITERATURE

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The information in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Joint Proxy Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 14, 2021

JOINT PROXY STATEMENT/PROSPECTUS

APOLLO SENIOR FLOATING RATE FUND INC.

APOLLO TACTICAL INCOME FUND INC.

9 West 57th Street, New York, NY 10019

For questions about the Joint Proxy Statement/Prospectus, please call 1 (877) 864-4834

JOINT SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 28, 2021

This Joint Proxy Statement/Prospectus is furnished to you as a stockholder of (i) Apollo Senior Floating Rate Fund Inc. (“AFT” or the “Target Fund”) and/or (ii) Apollo Tactical Income Fund Inc. (“AIF” or the “Acquiring Fund” and, together with AFT, each, a “Fund” and together, the “Funds”). AFT and AIF are each corporations organized under the laws of the State of Maryland and registered as diversified, closed-end investment companies under the Investment Company Act of 1940, as amended (the “Investment Company Act”). A joint special meeting (the “Special Meeting”) of stockholders of AFT and AIF will be held on June 28, 2021 at 9:30 a.m. (Eastern time) to consider the proposals listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. In light of the novel coronavirus pandemic, the Funds have elected to hold the Special Meeting as a virtual meeting in order to ensure the safety of our stockholders. You will be able to attend the Special Meeting by registering at http://www.viewproxy.com/ApolloFundsSM/2021 and following the instructions as outlined on the website and in the Funds’ proxy statement. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is May [    ], 2021.

The purposes of the Special Meeting are:

1.	AFT—The Reorganization of the Target Fund

Stockholders of Apollo Senior Floating Rate Fund Inc. (AFT):

Proposal 1(A): The stockholders of AFT are being asked to approve the reorganization of AFT into AIF pursuant to the Agreement and Plan of Reorganization between AFT and AIF (the “Reorganization Agreement”), including the transfer of all of the assets of AFT to AIF, the deregistration of AFT as an investment company pursuant to the Investment Company Act and the dissolution of AFT under Maryland law. Pursuant to the Reorganization Agreement, the Target Fund would transfer all of its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the stated liabilities of the Target Fund and common shares of the Acquiring Fund, after which those shares will be distributed by the Target Fund to the holders of its shares (the “Reorganization”) and the Target Fund will dissolve under Maryland law. The consummation of the Reorganization is contingent on the approval by the stockholders of AIF of Proposal 2(A) relating to AIF described below.

Proposal 1(B): In the event that the proposed Reorganization fails to obtain the necessary stockholder votes, the stockholders of AFT are being asked to approve a change to AFT’s Fundamental Investment Restriction No. 5, relating to the Fund’s making of loans, providing AFT with additional flexibility to make loans to other persons as part of its investment program.

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2.	AIF—The Issuance of Additional Common Shares of the Acquiring Fund and Changes to one of the Acquiring Fund’s Fundamental Investment Restrictions

Stockholders of Apollo Tactical Income Fund Inc. (AIF):

Proposal 2(A): The stockholders of AIF are being asked to approve the issuance of additional common shares of AIF in connection with the Reorganization. The consummation of the Reorganization is contingent on this proposal and the approval by the Target Fund of the Reorganization Agreement.

Proposal 2(B): The stockholders of AIF are being asked to approve a change to AIF’s Fundamental Investment Restriction No. 5, relating to the Fund’s making of loans, providing AIF with the flexibility to make loans as part of its investment program.

Proposal 2(B) is not contingent on the consummation of the Reorganization and, regardless of whether the Reorganization is consummated, the changes to AIF’s fundamental investment restriction would become effective upon approval by AIF’s stockholders. The Reorganization will be consummated only if the stockholders of AFT approve Proposal 1(A) and the stockholders of AIF approve Proposal 2(A). Proposals 2(A) and 2(B) are together referred to as the “AIF Proposals.”

Stockholders of each Fund of record as of the close of business on April 13, 2021 are entitled to vote at the Special Meeting or any adjournment, postponement or delay thereof.

AIF will be the Fund surviving the Reorganization. The term “Combined Fund” refers to AIF as the surviving Fund after the Reorganization, and assumes that the investment restriction change in Proposal 2(B) (described below) has been approved by AIF stockholders.

The Reorganization proposes to combine two Funds that have the same Adviser, the same Board members and similar (but not identical) investment objectives, policies, strategies, risks and restrictions. The investment objective of AFT is to seek current income and preservation of capital. The primary investment objective of AIF is to seek current income with a secondary objective of preservation of capital. In addition, both Funds list their common shares on the New York Stock Exchange (“NYSE”), utilize similar amounts of leverage and have adopted the same dividend reinvestment plans. Pursuant to the Reorganization Agreement, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the stated liabilities of the Target Fund and for common shares of the Acquiring Fund, which shares will be distributed by the Target Fund to the holders of its common shares in complete liquidation thereof. The Target Fund will terminate its registration under the Investment Company Act after the completion of the Reorganization. The Combined Fund will continue to operate after the Reorganization as a registered, closed-end management investment company. In connection with the Reorganization, the stockholders of the Acquiring Fund are being asked to approve the issuance of additional common shares of the Acquiring Fund. Separate from the proposals regarding the Reorganization, each of AFT and AIF is seeking to change one of its fundamental investment restrictions. This change, if approved, will provide AFT (if the Reorganization is not approved) and AIF (regardless of whether the Reorganization is approved) with greater flexibility in selecting its investments.

In the Reorganization, the outstanding common shares of the Target Fund will be exchanged for newly-issued common shares of the Acquiring Fund, par value $0.001 per share (“Acquiring Fund Shares”), in the form of book entry interests. The aggregate net asset value (“NAV”) (not the market value) of the Acquiring Fund Shares received by the stockholders of the Target Fund in the Reorganization will equal the aggregate NAV (not the market value) of the Target Fund common shares held by such stockholders immediately prior to the Reorganization (although Target Fund stockholders may receive cash for their fractional common shares). The aggregate NAV of each Fund immediately prior to the applicable Reorganization will reflect accrued expenses associated with such Reorganization. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of the Target Fund prior to the Reorganization.

The Board of each Fund has determined that including these proposals in one Joint Proxy Statement/Prospectus is expected to reduce costs and is in the best interests of each Fund’s stockholders.

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In the event that the proposals associated with the Reorganization are not approved by the requisite vote of the stockholders of the Target Fund or the Acquiring Fund, each Fund would continue to exist and operate on a stand-alone basis. However, if the Reorganization of the Target Fund is not approved, Apollo Credit Management, LLC, each Fund’s investment adviser (the “Adviser”), may, in connection with the ongoing management of the Target Fund, recommend alternative proposals to the Board of the Target Fund.

This Joint Proxy Statement/Prospectus sets forth concisely the information that stockholders of each Fund should know before voting on the proposals for their Fund and constitutes an offering of Acquiring Fund Shares. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated May [    ], 2021, relating to this Joint Proxy Statement/Prospectus (the “Statement of Additional Information”) has been filed with the United States Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by the Adviser at www.apollofunds.com. In addition, each Fund will furnish, without charge, a copy of the Statement of Additional Information, or its most recent annual report or semi-annual report to any stockholder upon request. Any such request should be directed to Alliance Advisors, the Fund’s proxy solicitor, by calling 1-877-777-2857 or by sending an e-mail to requests@viewproxy.com. The Statement of Additional Information and the annual and semi-annual reports of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Funds is 9 West 57th Street, New York, NY 10019, and the telephone number is 1 (877) 864-4834.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be downloaded from the SEC’s website at www.sec.gov. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov).

The Adviser updates performance information for the Funds, as well as certain other information for the Funds, periodically on its website, www.apollofunds.com. Stockholders are advised to periodically check the website for updated performance information and other information about the Funds.

Please note that only one copy of stockholder documents, including annual or semi-annual reports and proxy materials, may be delivered to two or more stockholders of the Funds who share an address, unless the Funds have received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of stockholder documents. Mailings of your stockholder documents may be householded indefinitely unless you instruct otherwise. To request a separate copy of any stockholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, stockholders should contact the Fund at the address and phone number set forth above.

The common shares of Apollo Tactical Income Fund Inc. are listed on the NYSE under the ticker symbol “AIF” and will continue to be so listed after the completion of the Reorganization. The common shares of Apollo Senior Floating Rate Fund Inc. are listed on the NYSE under the ticker symbol “AFT.” Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of Acquiring Fund Shares in the Reorganization. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Joint Proxy Statement/Prospectus is May [    ], 2021.

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SUMMARY

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information. Stockholders should read the entire Joint Proxy Statement/Prospectus carefully.

PROPOSAL 1: THE REORGANIZATION OF THE TARGET FUND AND CHANGE TO THE TARGET FUND’S FUNDAMENTAL INVESTMENT RESTRICTION

The Proposed Reorganization

The Board of each Fund, including the directors (the “Board Members”) who are not “interested persons” of each Fund (as defined in the Investment Company Act) (the “Independent Board Members”), has unanimously approved the Reorganization, including the Reorganization Agreement. Assuming the Target Fund’s stockholders approve the Reorganization and the Acquiring Fund’s stockholders approve Proposal 2(A), the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the stated liabilities of the Target Fund and for Acquiring Fund Shares, which shares will be distributed by the Target Fund to the holders of its common shares in complete liquidation thereof. The Target Fund will terminate its registration under the Investment Company Act after the completion of the Reorganization and other necessary filings. The Target Fund will then dissolve under Maryland law.

In the Reorganization, the outstanding common shares of the Target Fund will be exchanged for newly issued Acquiring Fund Shares in the form of book entry interests. The aggregate NAV (not the market value) of the Acquiring Fund Shares received by the Target Fund stockholders in the Reorganization will equal the aggregate NAV (not the market value) of the Target Fund common shares held by such stockholders immediately prior to the Reorganization (although Target Fund stockholders may receive cash for their fractional common shares). The aggregate NAV of each Fund immediately prior to the Reorganization will reflect accrued expenses associated with the Reorganization. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of the Target Fund prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

The Reorganization proposes to combine two Funds that have the same Adviser, the same Board members and similar (but not identical) investment objectives, policies, strategies, risks and restrictions. In addition, both Funds list their common shares on the NYSE, utilize similar amounts of leverage and have adopted the same dividend reinvestment plans. The Board of each Fund, including the Independent Board Members, has determined that the Reorganization is in the best interests of the applicable Fund and that the interests of the existing stockholders of the applicable Fund will not be diluted with respect to NAV as a result of the Reorganization. The following is a summary of the material factors considered by the Board of each Fund in reaching their respective determinations:

•

the potential for a lower total annual expense ratio for AFT and AIF as a result of efficiencies associated with operating the larger Combined Fund, in each case as compared to the expense ratio of the respective Fund prior to the Reorganization;

•

the potential for comparable (i.e., slightly lower or higher) earnings, which is expected to allow the Combined Fund to achieve a distribution yield on NAV that is comparable to the distribution yield on NAV for each of the Funds prior to the Reorganization;

•

the compatibility of the Funds’ current and/or proposed investment objectives, policies and related risks, including that each Fund’s stockholders will continue to invest in the Combined Fund, which will have the ability to make loans to other persons as part of its investment program if Proposal 2(B) is approved;

•	the potential for greater investment flexibility and investment options for the Combined Fund as a result of the ability to make loans if Proposal 2(B) is approved;

•

the potential for greater secondary market liquidity for the Combined Fund’s common shares as a result of the larger size of the Combined Fund, which may result in tighter bid-ask spreads and better trade execution for stockholders when purchasing or selling the Combined Fund’s common shares;

•

the potential for additional research coverage and an increased focus by investors on the Combined Fund as a result of the larger public float of the Combined Fund and fewer funds in the marketplace with similar investment strategies;

•

a possible narrowing of the trading discount to NAV of the Combined Fund to the extent the discount is affected by the other potential benefits of the Reorganization (e.g., additional analyst coverage, greater secondary market liquidity, potential operating efficiencies);

•

the anticipated tax-free nature of the Reorganization and the impact on each Fund’s capital loss carryforwards (as it is generally expected that the Acquiring Fund will succeed to the capital loss carryforwards and certain unrealized losses, if any, of the Target Fund);

•

the potential for certain operating and administrative efficiencies, as the Combined Fund could have the ability to trade in larger positions and negotiate more favorable transaction terms, and certain fixed costs (e.g., printing and mailing of stockholder reports and proxy statements, legal expenses, audit fees and other expenses) would be spread across the larger asset base of the Combined Fund;

•	the expected costs of the Reorganization to the Funds, which are generally expected to be borne in an approximately equal amount by each Fund; and

•

whether the Adviser and its affiliates might benefit from the Reorganization (e.g., administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of the Target Fund as a separate fund).

Each Board’s determination was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to its Fund and stockholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors. In approving the proposed Reorganization, the Board of each Fund, including the Independent Board Members, determined that participation in the Reorganization is in the best interests of its Fund and its stockholders and that the interests of its stockholders will not be diluted with respect to the NAV of such Fund as a result of the Reorganization. Before reaching these conclusions, the Board of each Fund, including the Independent Board Members, engaged in a thorough review process relating to the proposed Reorganization. The Boards’ considerations are described in greater detail under “Reasons for the Reorganization.”

If the Reorganization is not approved, each Fund will continue to operate as a standalone Maryland corporation and will continue to be advised by the Adviser. If, however, the Reorganization is not approved, the Adviser may, in connection with the ongoing management of the Target Fund, recommend alternative proposals to the Board of the Target Fund.

Fundamental Investment Restriction No. 5

In the event that the proposed Reorganization fails to obtain the necessary stockholder votes, the stockholders of AFT are being asked to approve a change to AFT’s Fundamental Investment Restriction No. 5, relating to the

Fund’s making of loans, providing AFT with additional flexibility to make loans to other persons as part of its investment program, as set forth below; see “Risk Factors and Special Considerations—Principal Risks of Investing in the Acquiring Fund—Other Risks Relating to Acquiring Fund Investments—Direct Lending Risk” and “Investment Objective and Policies of the Acquiring Fund—Investment Strategies—Portfolio Composition—Loan Origination” for more information regarding the the proposed change to Fundamental Investment Restriction No. 5:

Current Restriction	Proposed New Restriction	Comparison Showing Change
The Fund may not:	The Fund may not:	The Fund may not:

Make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in accordance with its stated investment strategies or otherwise purchases Senior Loans, Subordinated Loans, bonds, debentures or other loans or debt securities of any type, preferred securities, commercial paper, pass through instruments, loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law.	Make loans, except as permitted under the Investment Company Act, as interpreted or modified or otherwise permitted by regulatory authority having jurisdiction from time to time.

Make loans ~~to other persons~~, except as permitted under the Investment Company Act, as interpreted or modified or otherwise permitted by regulatory authority having jurisdiction~~,~~ from time to time ~~that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in accordance with its stated investment strategies or otherwise purchases Senior Loans, Subordinated Loans, bonds, debentures or other loans or debt securities of any type, preferred securities, commercial paper, pass through instruments, loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law.~~

Expenses

The following table compares the total annual expense ratios of AFT and AIF as of each Fund’s fiscal year ended December 31, 2020, and the pro forma total annual expense ratio for the Combined Fund (with AIF as the surviving fund). The pro forma total annual expense ratio shows the projected estimated expenses of the Combined Fund assuming the Reorganization is completed. The ratios are as follows:

AFT	AIF	Pro Forma Combined Fund (AIF as Surviving Fund)
3.12%	3.16%	2.65%

When we use the term “total annual expense ratio” above, we mean a Fund’s total annual expenses expressed as a percentage of its average net assets attributable to its common shares.

Investors should understand that the majority of the expense savings in the table shown above are a result of a significant decline in the one-month London Interbank Offered Rate (“LIBOR”), which is the reference rate used in each Fund’s interest expense calculation. To calculate the pro forma expenses, the Funds used projected LIBOR rates, which are anticipated to maintain levels seen at the end of the Funds’ 2020 fiscal year. In order to show a more normalized comparison, the Funds have also calculated pro forma expenses using a January 1, 2020 reference date in order to remove the effect of the dramatic shift in interest rates. The total annual expense ratios of AFT and AIF as of each Fund’s fiscal year beginning January 1, 2020, and the pro forma total annual expense ratio for the Combined Fund (with AIF as the surviving fund) reflecting expense savings resulting from the consolidation of certain Fund operations, are as follows:

AFT	AIF	Pro Forma Combined Fund (AIF as Surviving Fund)
3.12%	3.16%	3.01%

Accordingly, if the Reorganization had taken place as of the beginning of each Fund’s last fiscal year, the Funds estimate that the completion of the Reorganization would have resulted in a total annual expense ratio for the Combined Fund of 3.01%, representing a reduction in the total annual expense ratio for the stockholders of AFT and AIF of 0.11% and 0.15%, respectively. When we use the term “total annual expense ratio” above, we mean a Fund’s total annual expenses expressed as a percentage of its average net assets attributable to its common shares.

The contractual management fee rate of the Combined Fund will be 1.00%, which is equal to the current contractual management fee rates of each of AFT and AIF. Each Fund calculates its management fee on the basis of the Fund’s Managed Assets (as defined in each Fund’s advisory agreement). Each Fund uses an identical definition of Managed Assets. If a Fund uses leverage, the amount of fees paid to the Adviser for investment management services is higher than if the Fund does not use leverage because the fees paid are calculated on the Fund’s Managed Assets, which include assets purchased with leverage. For the fiscal year ended December 31, 2020, the effective management fee rates were 1.00% and 1.00% for AFT and AIF, respectively. Based on the December 31, 2020 fiscal year end financial statements for each Fund, the pro forma effective management fee rate for the Combined Fund would be expected to be 1.00% of the Combined Fund’s average daily Managed Assets.

Stockholders should further understand that the United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR. Please see “Risk Factors and Special Considerations—Principal Risks of the Acquiring Fund—LIBOR Risk.”

Appraisal Rights

Neither Fund’s stockholders have appraisal rights (rights of an objecting stockholder under Title 3 Subtitle 2 of the Maryland General Corporation Law) for their common shares in their respective Fund.

Comparison of the Funds

The Funds have similar (but not identical) investment objectives, investment strategies and restrictions. The investment objectives of each Fund are non-fundamental and may be changed by the Board of the Acquiring Fund on prior notice to stockholders. In addition, stockholders of each Fund are being asked to vote to amend a parallel fundamental investment restriction of their Fund.

Summary of Significant Differences in the Funds’ Investment Objectives and Policies

Investment Objectives. The investment objective of AFT is to seek current income and preservation of capital. The primary investment objective of AIF is to seek current income with a secondary objective of preservation of capital. The Combined Fund will follow the Acquiring Fund’s investment objectives.

80% Investment Policies. The Target Fund has adopted a policy to invest, under normal market conditions, at least 80% of its Managed Assets (as defined below) in floating rate senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar economic characteristics (the “AFT 80% Policy”). Each Fund defines “Managed Assets” as the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed or notes issued and the liquidation preference of preferred shares).

The Acquiring Fund has adopted a policy to invest, under normal market conditions, at least 80% of its Managed Assets in credit instruments and investments with similar economic characteristics (the “AIF 80% Policy”). For purposes of this policy, “credit instruments” will include Senior Loans, subordinated loans, high yield corporate bonds (“Corporate Bonds”), notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations, collateralized loan obligations and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements.

AIF’s 80% Policy allows for a broader range of investments than the AFT’s 80% Policy, which is limited to Senior Loans.

Securities Rated Below Caa or CCC. AIF has adopted a policy to not invest more than 20% of its Managed Assets in credit instruments that are rated Caa or lower by Moody’s or CCC or lower by S&P or Fitch. Unrated credit instruments are not subject to this policy. AFT is not subject to a similar restriction.

Structured Products. AIF has adopted a policy to not invest more than 20% of its Managed Assets in structured products. AFT is not subject to a similar restriction.

Illiquid Investments. AIF has adopted a policy to not invest more than 25% of its Managed Assets in securities that the Adviser considers to be illiquid. AFT is not subject to a similar restriction.

A more detailed comparison of the Funds’ investment objectives, significant investment strategies and operating policies, and investment restrictions is set forth under “Comparison of the Funds—Investment Objectives and Strategies.”

Further Information Regarding the Reorganization

The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization so qualifies, Target Fund stockholders will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Acquiring Fund stockholders will also not recognize gain or loss for U.S. federal income tax purposes by reason of the consummation of the Reorganization. It is a condition to the closing of the Reorganization that the Target Fund and the Acquiring Fund receive an opinion from Willkie Farr & Gallagher LLP (“Willkie Farr”), dated as of the closing date of the Reorganization (the “Closing Date”), regarding the characterization of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

On or prior to the Closing Date, the Target Fund will declare a distribution to its stockholders that, together with all previous distributions, will have the effect of distributing to the Target Fund’s stockholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, all of its net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through the Closing Date. Such a distribution will be taxable to the Target Fund’s stockholders for U.S. federal income tax purposes.

Stockholder approval of the Reorganization by the Target Fund requires the affirmative vote of a majority of the votes entitled to be cast on the matter and the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities are represented; or (ii) more than 50% of the outstanding voting securities. Stockholder approval of the change to AFT’s fundamental investment restriction requires the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities are represented; or (ii) more than 50% of the outstanding voting securities. For additional information regarding voting requirements, see “Voting Information and Requirements.” Proposal 1(A) for AFT is contingent on the approval of Proposal 2(A) by the stockholders of AIF.

Subject to the requisite approval of the stockholders of the Target Fund and the Acquiring Fund with regard to the Proposals, it is expected that the Closing Date will be sometime during the third quarter of 2021, but it may be at a later date as determined by the Boards.

Investing in the Combined Fund following the Reorganization involves risks. For additional information, see “Risk Factors and Special Considerations.”

The Board of the Target Fund recommends that stockholders of AFT vote “FOR” Proposals 1(A) and 1(B).

PROPOSAL 2: THE ISSUANCE OF THE ACQUIRING FUND’S COMMON SHARES AND CHANGE TO THE ACQUIRING FUND’S FUNDAMENTAL INVESTMENT RESTRICTION

In connection with the proposed Reorganization described under “Proposal 1(A): The Reorganization of the Target Fund,” the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for the assumption of the stated liabilities of the Target Fund and for common shares of the Acquiring Fund, which shares will be distributed by the Target Fund to the holders of its common shares in complete liquidation thereof. Stockholders of the Acquiring Fund are being requested to approve the issuance of the Acquiring Fund Shares in connection with the Reorganization. The Acquiring Fund Shares, if approved, will be listed on the NYSE. The Reorganization is not expected to result in any reduction of the NAV of the common shares of the Acquiring Fund, other than to reflect the applicable costs of the Reorganization, including, but not limited to, the issuance of additional Acquiring Fund Shares in connection with the Reorganization.

In addition to the issuance of Acquiring Fund Shares in connection with the proposed Reorganization of the Acquiring Fund, the Acquiring Fund seeks stockholder approval of a change to one of the Acquiring Fund’s investment restrictions. If approved, the Acquiring Fund will amend Fundamental Investment Restriction No. 5, which would provide the Fund with additional flexibility to make loans. A comparison of the Funds’ fundamental and non-fundamental investment restrictions is set forth under “Comparison of the Funds—Investment Restrictions.”

About the Reorganization

No gain or loss for U.S. federal income tax purposes will be recognized by the Acquiring Fund or its stockholders pursuant to the Reorganization. The Board of the Acquiring Fund, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit stockholders of the Acquiring Fund. In particular, the Acquiring Fund Board reviewed data presented by the Adviser showing that the Reorganization has the potential to result in a reduced Total Annual Expense Ratio for the Acquiring Fund.

The following table compares the total annual expense ratios of AFT and AIF as of each Fund’s fiscal year ended December 31, 2020, and the pro forma total annual expense ratio for the Combined Fund (with AIF as the surviving fund). The pro forma total annual expense ratio shows the projected estimated expenses of the Combined Fund assuming the Reorganization is completed. The ratios are as follows:

AFT	AIF	Pro Forma Combined Fund (AIF as Surviving Fund)
3.12%	3.16%	2.65%

When we use the term “total annual expense ratio” above, we mean a Fund’s total annual expenses expressed as a percentage of its average net assets attributable to its common shares.

Investors should understand that the majority of the expense savings in the table shown above are a result of a significant decline in one-month LIBOR, which is the reference rate used in each Fund’s interest expense calculation. To calculate the pro forma expenses, the Funds used projected LIBOR rates, which are anticipated to maintain levels seen at the end of the Funds’ 2020 fiscal year. In order to show a more normalized comparison, the Funds have also calculated pro forma expenses using a January 1, 2020 reference date in order to remove the effect of the dramatic shift in interest rates. The total annual expense ratios of AFT and AIF as of each Fund’s fiscal year beginning January 1, 2020, and the pro forma total annual expense ratio for the Combined Fund (with AIF as the surviving fund) reflecting expense savings resulting from the consolidation of certain Fund operations, are as follows:

AFT	AIF	Pro Forma Combined Fund (AIF as Surviving Fund)
3.12%	3.16%	3.01%

Accordingly, if the Reorganization had taken place as of the beginning of each Fund’s last fiscal year, the Funds estimate that the completion of the Reorganization would have resulted in a total annual expense ratio for the Combined Fund of 3.01%, representing a reduction in the total annual expense ratio for the stockholders of AFT and AIF of 0.11% and 0.15%, respectively. When we use the term “total annual expense ratio” above, we mean a Fund’s total annual expenses expressed as a percentage of its average net assets attributable to its common shares.

The contractual management fee rate of the Combined Fund will be 1.00%, which is equal to the current contractual management fee rates of each of AFT and AIF. Each Fund calculates its management fee on the basis of the Fund’s Managed Assets (as defined in each Fund’s advisory agreement). If a Fund uses leverage, the amount of fees paid to the Adviser for investment management services is higher than if the Fund does not use leverage because the fees paid are calculated on the Fund’s Managed Assets, which include assets purchased with leverage. For the fiscal year ended December 31, 2020, the effective management fee rates were 1.00% and 1.00% for AFT and AIF, respectively. Based on the December 31, 2020 fiscal year end financial statements for each Fund, the pro forma effective management fee rate for the Combined Fund would be expected to be 1.00% of the Combined Fund’s average daily Managed Assets.

Stockholder approval of the issuance of Acquiring Fund shares requires the affirmative vote of a majority of votes cast at the meeting relating to this proposal. Stockholder approval of the change to AIF’s fundamental investment restriction requires the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities are represented; or (ii) more than 50% of the outstanding voting securities.

Subject to the requisite approval of the stockholders of the Target Fund and the Acquiring Fund with regard to the Proposals, it is expected that the Closing Date will be sometime during the third quarter of 2021, but it may be at a later date as determined by the Boards. If approved, the amendment to Fundamental Investment Restriction No. 5 would become effective immediately.

Investing in the Combined Fund following the Reorganization involves risks. For additional information, see “Risk Factors and Special Considerations.”

The Board of the Acquiring Fund recommends that stockholders of the Acquiring Fund vote “FOR” each of the AIF Proposals.

FEE AND EXPENSE TABLE FOR STOCKHOLDERS

Fee and Expense Table for Stockholders of the Funds as of December 31, 2020

The Fee and Expense Table below provides information about the fees and expenses attributable to shares of the Funds, assuming the Reorganization had taken place at the end of the Target Fund’s most recent fiscal year, and the estimated pro-forma fees and expenses attributable to shares of the pro-forma Combined Fund. The percentages presented in the fee table are based on fees and expenses incurred during the fiscal year ended December 31, 2020. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of the Target Fund as of the date of the Target Fund’s most recent fiscal year ended December 31, 2020, see “Capitalization.”

	Target Fund (AFT)(a)	Acquiring Fund (AIF)(b)	Pro Forma Combined Fund (AIF as Surviving Fund)
Stockholder Transaction Expenses

Sales Load (as a percentage of the common share offering price)(c)	None	None	None

Dividend Reinvestment Plan Fees(d)	None	None	None

Annual Total Expenses Borne by Common Stockholders

Management Fees(e)	1.52%	1.51%	1.50%

Interest Payments on Borrowed Funds	0.81%	0.80%	0.51%

Other Expenses	0.79%	0.85%	0.64%

Total Annual Expenses (inclusive of interest expense)(f)	3.12%	3.16%	2.65%

(a)	This table reflects that, as of December 31, 2020, AFT had incurred indebtedness in an aggregate amount of 32.5% of its Managed Assets (after the incurrence of such indebtedness).
(b)	This table reflects that, as of December 31, 2020, AIF had incurred indebtedness in an aggregate amount of 31.9% of its Managed Assets (after the incurrence of such indebtedness).
(c)

No sales load will be charged in connection with the issuance of the Acquiring Fund Shares as part of the Reorganization. Common shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(d)

The plan administrator’s service fee, if any, and expenses for administering the plan is paid for by each Fund. You may be required to pay brokerage commissions in connection with the reinvestment of dividends and distributions. See “Dividend Reinvestment Plan.”

(e)

The Adviser is entitled to receive a monthly management fee at the annual rate of 1.00% of the average daily value of each Fund’s Managed Assets (as defined in each Fund’s advisory agreement) and will be entitled to receive a monthly management fee at the annual rate of 1.00% of the average daily value of the Combined Fund’s Managed Assets. If a Fund uses leverage, the amount of fees paid to the Adviser for investment management services will be higher than if the Fund does not use leverage because the fees paid are calculated on the Fund’s Managed Assets, which include assets purchased with leverage. The effective management fee for each Fund reflects the leverage used by the Fund as of its December 31, 2020 fiscal year end. For the purposes of this table, it is assumed that the Combined Fund will have indebtedness of approximately 33 1/3% of the Managed Assets of the Combined Fund (after the leverage is incurred).

The following example is intended to help you compare the costs of investing in the common shares of the Combined Fund, on a pro forma basis as of December 31, 2020, if the Reorganization is completed with the costs of investing in the Target Fund and the Acquiring Fund without the Reorganization. An investor holding common shares would pay the following expenses on a $1,000 investment, assuming (1) the Total Annual Expenses Ratio (including Interest Payments on Borrowed Funds) for each Fund set forth in the Fee and Expense Table above, (2) a 5% annual return and (3) that operating expenses remain constant throughout the period:

	1 Year	3 Years	5 Years	10 Years
AFT	$31	$96	$163	$343
AIF	$32	$97	$165	$347
Pro Forma Combined Fund (AIF as Surviving Fund)	$27	$82	$141	$298

The examples set forth above assume common shares of each Fund were owned as of December 31, 2020 (or, in the case of the Combined Fund, as of the completion of the Reorganization and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

Each Fund will bear an equal proportion of the expenses incurred in connection with the Reorganization that are not reflected in “Other Expenses,” including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreement and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to stockholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, including legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees and any similar expenses incurred in connection with the Reorganization. Certain tax and transfer agency expenses will be borne directly by the respective Fund incurring the expense, and the total of such expenses for each Fund are expected to be approximately equal.

Because the Funds have already incurred expenses solely and directly attributable to the Reorganization and because the Funds (and not the Adviser) are responsible for paying those expenses, if AFT’s or AIF’s respective stockholders do not approve the Reorganization or Proposals 2(A) and 2(B), as applicable, each Fund will continue to be responsible for the expenses arising from the proposed Reorganization even though the proposed Reorganization will not occur, and those expenses may be material.

The expenses of the Reorganization are estimated to be $401,000 for AFT and $401,000 for AIF. Unless specifically allocated, the majority of the expenses will be allocated equally between the Funds. The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein. The Adviser will not be responsible for any Reorganization expenses, including expenses related to Proposals 1(A), 1(B), 2(A) and 2(B). Neither the Funds nor the Adviser will pay any expenses of stockholders arising out of or in connection with the Reorganization or any other proposals (e.g., voting on the Reorganization or any other proposals or other action taken by the stockholders in connection with the Reorganization).

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

Because the Funds have similar (but not identical) investment objectives and principal investment strategies, the Funds generally are subject to similar investment risks. The Combined Fund will be managed in accordance with the same investment objectives and investment policies, and subject to the same risks, as the Acquiring Fund. Many of the investment risks associated with an investment in the Acquiring Fund are substantially similar to those associated with an investment in the Target Fund.

To the extent the Acquiring Fund invests more of its assets in (i) Corporate Bonds and (ii) other credit instruments of a similar nature that may be represented by derivatives, it may have greater exposure to the risks associated with investment in those securities and financial instruments.

There can be no assurance that the Acquiring Fund will achieve its investment objectives or be able to structure its investment portfolio as anticipated. The Acquiring Fund expects that its allocation to different types of investments and financial instruments will change over time based on market conditions, the current views of its Adviser and other factors.

In addition, as exchange-traded closed-end funds, the Funds are subject to the risk that the Funds’ common shares may trade at a discount from the Funds’ NAVs. Accordingly, the Funds are primarily designed for long-term investors and should not be considered a vehicle for trading purposes.

See “Comparison of the Funds” in this Joint Proxy Statement/Prospectus for a more detailed description of the salient differences among the Funds.

Risks Related to the Reorganization

Expenses.

While the Funds currently estimate that the Reorganization will result in reduced aggregate expenses of the Combined Fund if the Reorganization is completed as a result efficiencies associated with operating the larger Combined Fund, the realization of these reduced expenses will not affect holders of the Funds proportionately, and may take longer than expected to be realized or may not be realized at all.

After the Reorganization, the Combined Fund is expected to incur lower total annual expenses on a per common share basis than is currently incurred by AFT and AIF. In addition, the Combined Fund may incur higher total annual expenses for a period after the completion of the Reorganization due to expenses associated with the Reorganization prior to experiencing such savings or may never experience such savings if its fixed costs were to increase or the value of its assets were to decrease. When we use the term “total annual expenses,” we mean a Fund’s total annual operating expenses (including interest expenses). When we use the term “total annual expense ratio,” we mean a Fund’s total annual expenses expressed as a percentage of its average net assets attributable to its common shares.

The following table compares the total annual expense ratios of AFT and AIF as of each Fund’s fiscal year ended December 31, 2020, and the pro forma total annual expense ratio for the Combined Fund (with AIF as the surviving fund). The pro forma total annual expense ratio shows the projected estimated expenses of the Combined Fund assuming the Reorganization is completed. The ratios are as follows:

AFT	AIF	Pro Forma Combined Fund (AIF as Surviving Fund)
3.12%	3.16%	2.65%

Investors should understand that the majority of the expense savings in the table shown above are a result of a significant decline in one-month LIBOR, which is the reference rate used in each Fund’s interest expense calculation. To calculate the pro forma expenses, the Funds used projected LIBOR rates, which are anticipated to maintain levels seen at the end of the Funds’ 2020 fiscal year. In order to show a more normalized comparison, the Funds have also calculated pro forma expenses using a January 1, 2020 reference date in order to remove the effect of the dramatic shift in interest rates. The total annual expense ratios of AFT and AIF as of each Fund’s fiscal year beginning January 1, 2020, and the pro forma total annual expense ratio for the Combined Fund (with AIF as the surviving fund) reflecting expense savings resulting from the consolidation of certain Fund operations, are as follows:

AFT	AIF	Pro Forma Combined Fund (AIF as Surviving Fund)
3.12%	3.16%	3.01%

Accordingly, if the Reorganization had taken place as of the beginning of each Fund’s last fiscal year, the Funds estimate that the completion of the Reorganization would have resulted in a total annual expense ratio for the Combined Fund of 3.01%, representing a reduction in the total annual expense ratio for the stockholders of AFT and AIF of 0.11% and 0.15%, respectively. When we use the term “total annual expense ratio” above, we mean a Fund’s total annual expenses expressed as a percentage of its average net assets attributable to its common shares.

The Funds will bear an equal proportion of the expenses incurred in connection with the Reorganization, including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreement and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to stockholders, the SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, including legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, and auditing fees associated with each Fund’s financial statements, stock exchange fees and any similar expenses incurred in connection with the Reorganization. Certain tax and transfer agency expenses will be borne directly by the respective Fund incurring the expense, and the total of such expenses for each Fund are expected to be approximately equal. Because the Funds have already incurred expenses solely and directly attributable to the Reorganization and because the Funds (and not the Adviser) are responsible for paying those expenses, if either Fund’s respective stockholders do not approve the Reorganization, the Funds will continue to be responsible for the expenses arising from the proposed Reorganization even though the proposed Reorganization will not occur, and those expenses may be material.

Neither the Funds nor the Adviser will pay any expenses of stockholders arising out of or in connection with the Reorganization or other matters to be voted on (e.g., voting on the proposals or other action taken by the stockholder in connection with the proposals).

Earnings and Distribution Yield.

The Combined Fund’s earnings and distribution yield on NAV are expected to be comparable (i.e., the same or slightly lower or higher) when compared with that of each Fund prior to the Reorganization. However, the Combined Fund’s earnings and distribution yield on NAV may change over time, and depending on market conditions, may be significantly higher or lower than each Fund’s earnings and distribution yield prior to the Reorganization.

A Fund’s earnings and net investment income are variables, which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the movement of interest rates and general market conditions. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganization, will remain constant.

Premium/Discount to NAV.

As with any capital stock, the price of each Fund’s common shares will fluctuate based on market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Each Fund’s common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the Reorganization.

The common shares of each Fund have typically traded at a discount to NAV. As of April 22, 2021, each Fund traded at a discount to its respective NAV. To the extent that the Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganization, the Target Fund’s stockholders would have the potential for an economic benefit. To the extent that the Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganization, the Target Fund’s stockholders may be negatively impacted if the Reorganization is consummated. The Acquiring Fund’s stockholders would only benefit from a discount perspective to the extent the post-Reorganization discount (or premium) improves.

There can be no assurance that, after the Reorganization, common shares of the Combined Fund will trade at, above or below NAV. Upon consummation of the Reorganization, the Acquiring Fund Shares may trade at a price that is less than the Acquiring Fund’s current trading market price. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of your Fund prior to the Reorganization.

Tax Considerations.

See “Material Federal Income Tax Consequences of the Reorganization” for a summary of certain U.S. federal income tax consequences of the Reorganization.

Principal Risks of Investing in the Acquiring Fund

An investment in the common shares of the Acquiring Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in this Joint Proxy Statement/Prospectus. At any point in time, an investment in the common shares may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of common stockholders to reinvest dividends. If any of the risks discussed in this Joint Proxy Statement/Prospectus occurs, the Acquiring Fund’s results of operations could be materially and adversely affected. If this were to happen, the price of the common shares could decline significantly and you could lose all or a part of your investment.

General Risk

Investing in the common shares involves certain risks and the Acquiring Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Acquiring Fund may not be able to structure its investments as anticipated. Because the value of your investment in the Acquiring Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the value of the Acquiring Fund’s investments decreases. The value of your common shares also will be affected by the Acquiring Fund’s ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of your investment is possible.

Investment and Market Risk

An investment in the Acquiring Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Acquiring Fund’s common shares represents an indirect investment in the portfolio of credit instruments, securities, derivatives and other assets owned by the Acquiring Fund, and the value of these assets may fluctuate, sometimes rapidly and unpredictably. At any point in time, an investment in the Acquiring Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Acquiring Fund, if any, and the ability of stockholders to reinvest dividends. The Acquiring Fund currently uses leverage, which magnifies the Acquiring Fund’s risks.

Below Investment Grade Instruments Risk

The Acquiring Fund’s investments in below investment grade quality securities and instruments (commonly referred to as “high yield” securities, “junk bonds” or “leveraged loans”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Credit instruments rated below investment grade generally offer a higher current yield than that available from higher rated securities, but typically involve greater risk. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest on their obligations and increase the possibility of default. The secondary market for high yield instruments may not be as liquid as the secondary market for more highly rated instruments, a factor that may have an adverse effect on the Acquiring Fund’s ability to dispose of a particular high yield security. There are fewer dealers in the market for high yield instruments than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger for high yield instruments than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high yield instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the market values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of instruments held by the Acquiring Fund, which could have a material adverse impact on the Acquiring Fund’s business, financial condition and results of operations. In addition, default may cause the Acquiring Fund to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Acquiring Fund may lose its entire investment or may be required to accept cash or securities or other instruments with a value less than its original investment and/or may be subject to restrictions on the sale of such securities or instruments. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of the issuer. The Adviser’s judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade instruments may present special tax issues for the Acquiring Fund to the extent that the issuers of these instruments default on the instruments, and the federal income tax consequences to the Acquiring Fund as a holder of such instruments may not be clear.

Fixed Income Instrument Risk

In addition to the other risks described herein, fixed income credit instruments, including high yield securities, are also subject to certain risks, including:

Issuer Risk. The value of credit instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Credit Risk. Credit risk is the risk that one or more debt securities in the Acquiring Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. The prices of lower grade securities generally are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities.

Interest Rate Risk. The market price of the Acquiring Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed rate instruments generally rises. Conversely, during periods of rising interest rates, the market price of such instruments generally declines. The Acquiring Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The magnitude of these fluctuations in the market price of fixed rate credit instruments is generally greater for instruments with longer maturities. Fluctuations in the market price of the Acquiring Fund’s investments will not affect interest income derived from instruments already owned by the Acquiring Fund, but will be reflected in the Acquiring Fund’s NAV. In addition, some credit instruments may allow an issuer to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the Acquiring Fund’s NAV. The Acquiring Fund may utilize certain strategies, including investments in swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Acquiring Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.

Reinvestment Risk. Reinvestment risk is the risk that income from the Acquiring Fund’s portfolio will decline if and when the Acquiring Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the market price of the Acquiring Fund’s common stock or its overall return.

Spread Risk. Wider credit spreads and decreasing market values typically reflect a deterioration of a fixed income instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. In addition to spreads widening due to greater credit risk with respect to a particular security, spread widening may also occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, market-specific credit concerns or general reductions in risk tolerance.

Prepayment Risk. During periods of declining interest rates, the issuer of a credit instrument may exercise its option to prepay principal earlier than scheduled, forcing the Acquiring Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Acquiring Fund’s income and distributions to common stockholders. This is known as prepayment or “call” risk. Credit instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a fixed income instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Acquiring Fund, prepayment risk may be increased and may result in losses to the Acquiring Fund.

Senior Loans Risk

Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Any specific collateral used to secure a Senior Loan, however, may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks described elsewhere in this Joint Proxy Statement/Prospectus, including non-payment of principal, liquidity risk and the risk of investing in below investment grade instruments.

There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the “Securities Act”), or registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Adviser will rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Acquiring Fund will be particularly dependent on the analytical abilities of the Adviser.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Acquiring Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Acquiring Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Acquiring Fund. Similarly, a sudden and significant increase in market interest rates may increase the risk for payment defaults and cause a decline in the value of these investments and in the Acquiring Fund’s NAV. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Acquiring Fund’s NAV.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Acquiring Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain issuers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Acquiring Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Acquiring Fund could receive for the Senior Loan may be adversely affected.

The Acquiring Fund may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Acquiring Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Acquiring Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower and the Acquiring Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Acquiring Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Acquiring Fund will not be able to conduct the due diligence on the borrower or the quality of the Senior Loan with respect to which it is buying a participation that the Acquiring Fund would otherwise conduct if it were investing directly in the Senior Loan, which may result in the Acquiring Fund being exposed to greater credit or fraud risk with respect to the borrower or the Senior Loan.

Subordinated Loans Risk

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. These loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt that is not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

LIBOR Risk

The Acquiring Fund is exposed to financial instruments that are tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The Acquiring Fund’s investments may pay interest at floating rates based on LIBOR or may be subject to interest rate caps or floors based on LIBOR. The Acquiring Fund may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund may also reference LIBOR.

The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR such that after December 31, 2021, all sterling, euro, Swiss franc and Japanese yen LIBOR settings and the 1-week and 2-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative, and after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. The Acquiring Fund may have investments linked to other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), which may also cease to be published. Various financial industry groups have begun planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR).

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Acquiring Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Acquiring Fund’s performance or NAV.

Non-U.S. Securities Risk

The Acquiring Fund may invest in securities of non-U.S. issuers. These investments involve certain risks not prevalent in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Markets for these investments in foreign countries often are not as developed, efficient or liquid as similar markets in the United States, and therefore the prices of non-U.S. securities may be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of non-U.S. securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Acquiring Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, different legal systems and laws relating to creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Acquiring Fund to lose money on its investments in non-U.S. securities. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices. Because non-U.S. securities may trade on days when the Acquiring Fund’s common shares are not traded on an exchange, the market value or NAV of the Acquiring Fund’s shares can change at times when the Acquiring Fund’s common shares cannot be sold. Investments in so-called “emerging markets” (or lesser developed countries) are particularly speculative and entail all of the risks of investing in non-U.S. securities but to a heightened degree. Compared to developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries.

The ability of a foreign sovereign issuer to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt generally will also be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates that are adjusted based upon international interest rates.

Other Investment Company Risk

As a stockholder in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses and would also remain subject to payment of the Acquiring Fund’s investment management fees and other expenses with respect to the assets so invested. The Acquiring Fund’s stockholders would therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies. The investment companies that the Acquiring Fund invests in may also use leverage, which would cause the Acquiring Fund’s investment in such investment companies to be subject to greater risk and volatility.

Liquidity Risk

The Acquiring Fund generally considers “illiquid securities” to be securities that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Acquiring Fund in determining its NAV. The Acquiring Fund may not be able to readily dispose of such securities at prices that approximate those at which the Acquiring Fund could sell the securities if they were more widely-traded and, as a result of that illiquidity, the Acquiring Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Acquiring Fund’s NAV and ability to make dividend distributions.

Some credit instruments are not readily marketable and may be subject to restrictions on resale. These instruments generally are not listed on any national securities exchange and no active trading market may exist for the credit instruments in which the Acquiring Fund may invest. When a secondary market exists, if at all, the market for some credit instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Distressed and Defaulted Securities Risk

The Acquiring Fund may invest in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Acquiring Fund (“Distressed Securities”). Investment in these Distressed Securities is speculative and involves significant risks.

The Acquiring Fund may make such investments when the Adviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Acquiring Fund will receive new securities in return for the Distressed Securities. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Acquiring Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Acquiring Fund would receive any interest payments on the Distressed Securities, the Acquiring Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Acquiring Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Acquiring Fund seeks capital appreciation through investment in Distressed Securities, the Acquiring Fund’s ability to achieve current income for its stockholders may be diminished. Because of the speculative nature of Distressed Securities, the Acquiring Fund’s secondary objective of seeking preservation of capital also may be harder to achieve to the extent the Acquiring Fund invests in Distressed Securities. The Acquiring Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by the Acquiring Fund, there can be no assurance that the securities or other assets received by the Acquiring Fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by the Acquiring Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Acquiring Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Acquiring Fund may be restricted from disposing of such securities. To the extent that the Acquiring Fund becomes involved in such proceedings, the Acquiring Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Structured Products Risk

The Acquiring Fund may invest in structured products, including, without limitation, collateralized loan obligations (“CLOs”), collateralized debt obligations, asset-backed securities, structured notes and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Acquiring Fund will not invest more than 20% of its Managed Assets in structured products.

The Acquiring Fund may have the right to receive payments only from the structured product and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Acquiring Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized by the Acquiring Fund as illiquid securities. In addition to the general risks associated with credit instruments discussed above, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured products involve risks, including credit risk and market risk. When the Acquiring Fund’s investments in structured products (such as collateralized debt obligations, CLOs and asset backed securities) are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds (or loans) or stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of any factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on a structured product to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity of the structured product. Structured products may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the product.

Inflation/Deflation Risk

Inflation risk is the risk that the value of certain assets or income from the Acquiring Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Acquiring Fund’s use of leverage would likely increase, which would tend to further reduce returns to stockholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Derivatives Risk

Swap Agreements. Whether the Acquiring Fund’s use of swap agreements will be successful in furthering its investment objectives will depend on the Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, some swap agreements may be considered by the Acquiring Fund to be illiquid. Moreover, the Acquiring Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Acquiring Fund may seek to reduce this risk to some extent by entering into a transaction only if the counterparty meets the Adviser’s current credit standards for over-the-counter (“OTC”) option counterparties. Swap agreements also bear the risk that the Acquiring Fund will not be able to meet its payment obligations to the counterparty. Generally, the Acquiring Fund will deposit in a segregated account liquid assets currently permitted to be so segregated by the SEC in an amount equal to or greater than the market value of the Acquiring Fund’s liabilities under the swap agreement or the amount it would cost the Acquiring Fund initially to make an equivalent direct investment plus or minus any amount the Acquiring Fund is obligated to pay or is to receive under the swap agreement. To the extent that the Acquiring Fund uses a swap agreement as a form of borrowing to create leverage, it will not segregate assets to cover its obligations under the swap, but such swap agreements would be subject to the limits on borrowing and incurrence of indebtedness as provided by applicable law. Under such circumstances, the Acquiring Fund will be subject to the risks associated with leverage. Restrictions imposed by the tax rules applicable to regulated investment companies may limit the Acquiring Fund’s ability to use swap agreements. The swap markets are subject to extensive regulation. It is possible that new regulations, including the adoption of any proposed regulations, could adversely affect the Acquiring Fund’s ability to enter into or terminate swap agreements, increase the costs to the Acquiring Fund associated with such agreements, or to realize amounts to be received under these agreements. See “Legislation and Regulation Risk.” Swap transactions may involve substantial leverage.

Swaptions. Depending on the terms of the particular option agreement, the Acquiring Fund generally will incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Acquiring Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. When the Acquiring Fund writes a swaption, upon exercise of the option, the Acquiring Fund will become obligated according to the terms of the underlying agreement.

Credit-Linked Securities. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Acquiring Fund would receive. The Acquiring Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk and leverage risk. There may be no established trading market for these securities and they may constitute illiquid investments.

Options. The purchase or sale of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Acquiring Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. The sale of an option potentially involves unlimited risk, as the price of an underlying security may continue to appreciate (in the case of a call option). Imperfect correlation between the options and securities markets may detract from the effectiveness of any attempt to use options for hedging purposes. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Acquiring Fund.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options, no secondary market on an exchange or elsewhere may exist. If the Acquiring Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Indexed and Inverse Securities. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities and the Acquiring Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way the Adviser does not anticipate.

General Risks Associated with Derivatives. Derivatives may be used for hedging purposes, as well as a form of leverage or for speculative purposes to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Acquiring Fund invests in a derivative for speculative purposes, the Acquiring Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Acquiring Fund to various risks, including, but not limited to the following:

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Counterparty Risk. The risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Acquiring Fund. Certain participants in the derivatives market, including larger financial institutions, have experienced significant financial hardship and deteriorating credit conditions. If the Acquiring Fund’s counterparty to a derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or become subject to regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its obligations may be substantially increased.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin equal to the full obligation under the contract, to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties, the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because a clearing organization generally becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Acquiring Fund.

•	Currency Risk. The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of a derivative.

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Leverage Risk. The risk associated with certain types of derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

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Liquidity Risk. The risk that certain open derivative positions may be difficult or impossible to unwind at the time or at the price that the owner believes advantageous. This risk is heightened to the extent the Acquiring Fund engages in OTC derivative transactions. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including concentration of market participants in a particular segment of the market, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges that limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Acquiring Fund, the Acquiring Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Acquiring Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Acquiring Fund to ascertain a market value for such instruments. The inability to close options and futures positions also could have an adverse impact on the Acquiring Fund’s ability to effectively hedge its portfolio.

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Correlation Risk. The risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Acquiring Fund seeks exposure.

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Index or Issuer Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Acquiring Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Acquiring Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index. To the extent the Acquiring Fund is the seller of a credit default swap or similar derivative, the Acquiring Fund will be subject to the risk that the reference issuer will be unable to honor its financial obligations. An issuer’s actual or perceived financial hardship, deteriorating credit conditions, or loss of capital will increase the Acquiring Fund’s risks where it is a seller of a credit default swap.

Credit Default Swap Risk. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference asset has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference asset described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The value of a credit default swap may be highly volatile, whether or not a credit event occurs. These changes in value, which may be significant, may materially affect the Acquiring Fund’s NAV and the market price for the Acquiring Fund’s common shares.

Risks Associated with Position Limits Applicable to Derivatives. The Acquiring Fund’s investments in certain regulated derivatives instruments will be subject to maximum position limits established by the Commodity Futures Trading Commission (“CFTC”) and U.S. and foreign futures exchanges. Under CFTC and exchange rules, accounts owned or managed by advisers, such as the Adviser, their principals and affiliates may be required to be combined for position limit purposes. In order to comply with the position limits established by the CFTC and the relevant exchanges, the Adviser may in the future reduce the size of positions that would otherwise be taken for the Acquiring Fund or not trade in certain markets on behalf of the Acquiring Fund in order to avoid exceeding such limits. A violation of position limits by the Adviser could lead to regulatory action resulting in mandatory liquidation of certain positions held for the Acquiring Fund. There can be no assurance that the Adviser will liquidate positions held on behalf of all of the Adviser’s accounts in a proportionate manner or at favorable prices, which may result in substantial losses to the Acquiring Fund.

Risks related to the Acquiring Fund’s Clearing Broker and Central Clearing Counterparty. The Commodity Exchange Act (“CEA”) requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Acquiring Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Acquiring Fund’s clearing broker. In addition, the assets of the Acquiring Fund might not be fully protected in the event of the Acquiring Fund’s clearing broker’s bankruptcy, as the Acquiring Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default on a future or option contract, the Acquiring Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Acquiring Fund with the clearing organization.

Other Risks Relating to Acquiring Fund Investments

Investments in Equity Securities Incidental to Investments in Credit Instruments

From time to time, the Acquiring Fund also may invest in or hold common stock and other equity securities incidental to the purchase or ownership of a credit instrument or in connection with a reorganization of an issuer. Investments in equity securities incidental to investments in credit instruments entail certain risks in addition to those associated with the credit investments. Because equity is merely the residual value of an issuer after all claims and other interests, it is inherently more risky than the bonds or credit instruments of the same issuer. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Acquiring Fund’s NAV. The Acquiring Fund frequently may possess material non-public information about an issuer as a result of its ownership of a credit instrument of an issuer. Because of prohibitions on trading in securities while in possession of material non-public information, the Acquiring Fund might be unable to enter into a transaction in a security of the issuer when it would otherwise be advantageous to do so.

Lender Liability Risk

A number of U.S. judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or stockholders. Because of the nature of its investments, particularly its investments in Senior Loans, the Acquiring Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in inequitable conduct to the detriment of the other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, the other creditors, or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of the borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Acquiring Fund, the Acquiring Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Foreign Currency Risk

Because the Acquiring Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Acquiring Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Acquiring Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, elect for the Acquiring Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. The Acquiring Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

Repurchase Agreements and Reverse Repurchase Agreements Risk

Subject to its investment objectives and policies, the Acquiring Fund may invest in repurchase agreements. Repurchase agreements are transactions in which the Acquiring Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Acquiring Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “triparty” custodian or sub-custodian that maintains separate accounts for both the Acquiring Fund and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Acquiring Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Acquiring Fund could experience both delays in liquidating the underlying securities and losses, including (i) possible decline in the value of the underlying security during the period in which the Acquiring Fund seeks to enforce its rights thereto, (ii) possible lack of access to income on the underlying security during this period and (iii) expenses of enforcing its rights.

Reverse repurchase agreements involve the sale of securities held by the Acquiring Fund subject to the Acquiring Fund’s agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are a form of leverage and may be subject to the Acquiring Fund’s limitation on borrowings and are generally entered into only with banks or securities dealers or their affiliates.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Acquiring Fund might be unable to deliver them when the Acquiring Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the Acquiring Fund’s obligation to repurchase the securities, and the Acquiring Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

U.S. Government Debt Securities Risk

U.S. Government debt securities generally do not involve the level of credit risks associated with investments in other types of credit instruments, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Acquiring Fund’s NAV. Because the magnitude of these fluctuations will generally be greater at times when the Acquiring Fund’s average maturity is longer, under certain market conditions the Acquiring Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

In 2011, S&P lowered the long-term sovereign credit rating of U.S. Government debt obligations from AAA to AA+. Shortly thereafter, S&P also downgraded the long-term credit ratings of U.S. Government-sponsored enterprises. These actions initially had an adverse effect on financial markets. It is possible that further downgrades of the U.S. Government’s credit rating may create broader financial turmoil and uncertainty, which would weigh heavily on the global financial system. A downgrade could, for example, disrupt money markets, long-term or short-term fixed income markets, foreign exchange markets, commodities markets and equity markets. These adverse consequences could extend to the borrowers of the loans held by the Acquiring Fund or issuers of Corporate Bonds and, as a result, could materially and adversely affect returns on the Acquiring Fund’s investments, the ability of borrowers to continue to pay their debt service or refinance and repay their loans or other debt obligations as they become due and the Acquiring Fund’s ability to continue to acquire targeted assets on attractive terms. While it is not possible to precisely predict the longer-term impact of the downgrade or any future downgrades on the financial markets and the participants therein, it might be material and adverse to the Acquiring Fund.

Co-Investment Activity and Allocation of Investment Opportunities

Contingent upon stockholder approval of Proposal 2(B), the Acquiring Fund may have greater opportunities to make negotiated co-investments in accordance with the terms of an exemptive order from the SEC (the “Order”). The Order is subject to certain terms and conditions, so there can be no assurance that the Acquiring Fund will be permitted to co-invest with certain of its affiliates other than in the circumstances currently permitted by regulatory guidance and the Order.

The Adviser and its affiliated investment managers may determine that an investment is appropriate both for the Acquiring Fund and for one or more other funds. In such event, depending on the availability of such investment and other appropriate factors, the Adviser may determine that the Acquiring Fund should invest on a side-by-side basis with one or more other funds. The Adviser may make all such investments subject to compliance with applicable regulations and interpretations, and its allocation procedures. The Adviser has adopted allocation procedures that are intended to ensure that each fund or account managed by it or certain of its affiliates (“Apollo-advised funds”) are treated in a manner that, over time, is fair and equitable. Allocations generally are made pro rata based on order size. In certain circumstances, the allocation policy provides for the allocation of investments pursuant to a predefined arrangement that is other than pro rata. As a result, in situations where a security is appropriate for certain Apollo-advised funds but is limited in availability, the Acquiring Fund may receive a lower allocation than may be desired by its portfolio managers or no allocation if it is determined that the investment is more appropriate for a different Apollo-advised fund because of its investment mandate. Investment opportunities may be allocated on a basis other than pro rata to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Apollo-advised fund as compared to another participating Apollo-advised fund.

In the event that investment opportunities are allocated among the Acquiring Fund and other Apollo-advised funds, the Adviser may not be able to structure the Acquiring Fund’s investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that the Acquiring Fund may not be given the opportunity to participate in certain investments made by other Apollo-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the Acquiring Fund and the other Apollo-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by it and such other Apollo-advised funds. When this occurs, the various prices may be averaged, and the Acquiring Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the Acquiring Fund’s disadvantage. In addition, under certain circumstances, the Acquiring Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is possible that other Apollo-advised funds may make investments in the same or similar securities at different times and on different terms than the Acquiring Fund does. From time to time, the Acquiring Fund and the other Apollo-advised funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Acquiring Fund may benefit such other Apollo-advised funds. For example, the sale of a long position or establishment of a short position by the Acquiring Fund may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised funds, and the purchase of a security or covering of a short position in a security by the Acquiring Fund may increase the price of the same security held by (and therefore benefit) one or more Apollo-advised funds. In these circumstances the Adviser and its affiliates will seek to resolve each conflict in a manner that is fair to the various clients involved in light of the totality of the circumstances. In some cases the resolution may not be in the Acquiring Fund’s best interests.

The Adviser is paid a fee based on a percentage of the Acquiring Fund’s Managed Assets. The Adviser may have a conflict of interest in deciding whether to cause the Acquiring Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the assets of the Acquiring Fund and, accordingly, the fees received by the Adviser. Certain other Apollo-advised funds pay the Adviser or its affiliates performance-based compensation, which could create an incentive for the Adviser or an affiliate to favor such investment fund or account over the Acquiring Fund.

The Adviser and its clients may pursue or enforce rights with respect to an issuer in which the Acquiring Fund has invested, and those activities may have an adverse effect on the Acquiring Fund. As a result, prices, availability, liquidity and terms of the Acquiring Fund’s investments may be negatively impacted by the activities of the Adviser or its clients, and transactions for the Acquiring Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

Direct Lending Risk

Contingent upon stockholder approval of Proposal 2(B), the Acquiring Fund may make direct loans and engage in direct lending, which involves certain risks. If a loan is foreclosed, the Acquiring Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. As a result, the Acquiring Fund may be exposed to losses resulting from default and foreclosure. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying assets will further reduce the proceeds and thus increase the loss. There is no assurance that the Acquiring Fund will correctly evaluate the value of the assets collateralizing the loan. In the event of a reorganization or liquidation proceeding relating to the borrower, the Acquiring Fund may lose all or part of the amounts advanced to the borrower. There is no assurance that the protection of the Acquiring Fund’s interests is adequate, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, there is no assurance that claims will not be asserted that might interfere with enforcement of the Acquiring Fund’s rights.

Loans may be deemed to have substantial vulnerability to default in payment of interest and/or principal. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced on loans in which the Acquiring Fund has invested. Certain of the loans in which the Acquiring Fund may invest have large uncertainties or major risk exposures to adverse conditions, and may be considered to be predominantly speculative. Generally, such loans offer a higher return potential than better quality loans, but involve greater volatility of price and greater risk of loss of income and principal. The market values of certain of these loans also tend to be more sensitive to changes in economic conditions than better quality loans.

Loans to issuers operating in workout modes or under Chapter 11 of the U.S. Bankruptcy Code or the equivalent laws of member states of the European Union are, in certain circumstances, subject to certain potential liabilities that may exceed the amount of the loan. For example, under certain circumstances, lenders who have inappropriately exercised control of the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions.

Various state licensing requirements could apply to the Acquiring Fund with respect to investments in, or the origination and servicing of, loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where the Acquiring Fund or Adviser operates or has offices. In states in which it is licensed, the Acquiring Fund or Adviser will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws, which could impose restrictions on the Acquiring Fund’s or Adviser’s ability to take certain actions to protect the value of its investments in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of the Acquiring Fund’s or Adviser’s license, which in turn could require the Acquiring Fund to divest assets located in or secured by real property located in that state. These risks will also apply to issuers and entities in which the Acquiring Fund invests that hold similar assets, as well as any origination company or servicer in which the Acquiring Fund owns an interest.

Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Acquiring Fund seeks to engage in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Acquiring Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Acquiring Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Acquiring Fund and its investments.

Risks Associated with Market Developments and Regulatory Changes

Market Developments Risk

Stresses associated with the 2008 financial crisis in the United States and global economies peaked approximately a decade ago, but periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Acquiring Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Acquiring Fund’s investments may be negatively affected by such events.

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now developed into a global pandemic. This pandemic has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Disruptions in markets can adversely impact the Acquiring Fund and its investments. Further, certain local markets have been or may be subject to closures, and there can be no certainty regarding whether trading will continue in any local markets in which the Acquiring Fund may invest, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of trading in markets in which the Acquiring Fund invests will have an impact on the Acquiring Fund and its investments and will impact the Acquiring Fund’s ability to purchase or sell securities in such market. The outbreak could also impair the information technology and other operational systems upon which the Acquiring Fund’s service providers, including the Adviser, rely, and could otherwise disrupt the ability of employees of the Acquiring Fund’s service providers to perform critical tasks relating to the Acquiring Fund. The impact of this outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. In the past, governmental and quasi-governmental authorities and regulators through the world have at times responded to major economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Acquiring Fund’s investments. Public health crises caused by the outbreak may exacerbate other preexisting political, social and economic risks in certain countries or globally. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. The duration of this outbreak or others and their effects cannot be determined with certainty.

Government Intervention in the Financial Markets Risk

The U.S. Government and the Federal Reserve, as well as certain foreign governments, recently have taken unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, such as implementing stimulus packages, providing liquidity in fixed-income, commercial paper and other markets and providing tax breaks, among other actions. The reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental support could negatively affect financial markets generally and reduce the value and liquidity of certain securities. Additionally, with the cessation of certain market support activities, the Acquiring Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities, credit instruments or structured products in which the Acquiring Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation and performance of the Acquiring Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Acquiring Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Acquiring Fund. The Adviser will monitor developments and seek to manage the Acquiring Fund’s portfolio in a manner consistent with achieving the Acquiring Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Legislation and Regulation Risk

Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Acquiring Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Acquiring Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Acquiring Fund of trading in these instruments and, as a result, may affect returns to investors in the Acquiring Fund.

On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Acquiring Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

At any time after the date of this Joint Proxy Statement/Prospectus, legislation may be enacted that could negatively affect the assets of the Acquiring Fund or the issuers of those assets. Changing approaches to regulation may have a negative impact on the entities in which the Acquiring Fund invests. Legislation or regulation may also change the way in which the Acquiring Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Acquiring Fund or will not impair the ability of the Acquiring Fund to achieve its investment objectives.

Risks Associated with Commodity Futures Trading Commission Rulemaking

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) in accordance with CFTC Regulation 4.5 so that the Adviser is not subject to registration or regulation as a CPO under the CEA with respect to the Acquiring Fund. In order to maintain the exclusion for the Adviser the Acquiring Fund must invest no more than a prescribed level of its liquidation value in futures, certain swap contracts and certain other derivative instruments subject to the CEA’s jurisdiction, and the Acquiring Fund must not market itself as providing investment exposure to such instruments. If the Acquiring Fund’s investments no longer qualify the Adviser for the exclusion, the Adviser may be subject to the CFTC registration requirements, and the disclosure and operations of the Acquiring Fund would need to comply with all applicable regulations governing commodity pools and CPOs. Compliance with the additional registration and regulatory requirements may increase operating expenses. Other potentially adverse regulatory initiatives could also develop.

Market Disruption and Geopolitical Risk

The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, new and ongoing epidemics and pandemics of infectious diseases and other global health events, natural/environmental disasters, terrorist attacks in the United States and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, increasingly strained relations between the United States and a number of foreign countries, including traditional allies, such as certain European countries, and historical adversaries, such as North Korea, Iran, China and Russia, and the international community generally, new and continued political unrest in various countries, such as Venezuela and Spain, the exit or potential exit of one or more countries from the European Union or the European Monetary Union, continued changes in the balance of political power among and within the branches of the U.S. government, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide. The coronavirus pandemic has led to illiquidity and volatility in the municipal bond markets and may lead to downgrades in the credit quality of certain municipal issuers.

China and the United States have each recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Acquiring Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

The decision made in the British referendum of June 23, 2016 to leave the EU, an event widely referred to as “Brexit,” has led to volatility in the financial markets of the UK and more broadly across Europe and may also lead to weakening in consumer, corporate and financial confidence in such markets. Pursuant to an agreement between the UK and the EU, the UK left the EU on January 31, 2020. The UK and EU have reached an agreement effective January 1, 2021 on the terms of their future trading relationship relating principally to the trading of goods; however, negotiations are ongoing for matters not covered by the agreement, such as the trade of financial services. The longer term economic, legal, political and social framework to be put in place between the UK and the EU remains unclear at this stage and ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets may continue for some time. In particular, the decision made in the British referendum may lead to a call for similar referendums in other European jurisdictions which may cause increased economic volatility in the European and global markets. This uncertainty may have an adverse effect on the economy generally and on the ability of the Acquiring Fund and its investments to execute their respective strategies and to receive attractive returns. In particular, currency volatility may mean that the returns of the Acquiring Fund and its investments are adversely affected by market movements and may make it more difficult, or more expensive, if the Acquiring Fund elects to execute currency hedges. Potential decline in the value of the British Pound and/or the Euro against other currencies, along with the potential downgrading of the UK’s sovereign credit rating, may also have an impact on the performance of portfolio companies or investments located in the UK or Europe. In light of the above, no definitive assessment can currently be made regarding the impact that Brexit will have on the Acquiring Fund, its investments or its organization more generally.

The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Acquiring Fund’s portfolio. The Acquiring Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Principal Risks Relating to Acquiring Fund Operations

Leverage Risk

The Acquiring Fund utilizes leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Acquiring Fund currently borrows through a credit facility to make additional investments but also may obtain leverage by issuing preferred stock and/or notes and it may also borrow funds from banks and other financial institutions. The Acquiring Fund may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common stockholders, including increased variability of the Acquiring Fund’s net income, distributions and/or NAV in relation to market changes. Leverage is a speculative technique that exposes the Acquiring Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Acquiring Fund’s portfolio will be magnified when the Acquiring Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Acquiring Fund’s NAV, which will be borne entirely by the Acquiring Fund’s common stockholders. To the extent the Acquiring Fund enters into a swap contract or other derivative to create leverage, it will be subject to the risk that the counterparty to the contract defaults on its obligations to the Acquiring Fund (and the other risks of engaging in derivative transactions described in this Joint Proxy Statement/Prospectus) in addition to the substantial risks associated with the leverage created by the transaction.

To the extent the Acquiring Fund invests in credit instruments with LIBOR floors, the Acquiring Fund may lose some of the benefits of incurring leverage. Specifically, if the Acquiring Fund issues preferred stock or debt (or otherwise borrows money) with floating dividend or interest rates, its costs of leverage will increase as rates increase. However, the Acquiring Fund may not benefit from higher coupon payments resulting from increased interest rates if its investments contain LIBOR floors and rates do not rise to levels above the LIBOR floors. In this situation, the Acquiring Fund will experience increased financing costs without the benefit of receiving higher income. This in turn may result in the potential for a decrease in the level of income available for dividends or distributions made by the Acquiring Fund.

If the Acquiring Fund issues preferred stock and/or notes or engages in other borrowings, it will have to pay dividends on its preferred stock or interest on its notes or borrowings, which will increase expenses (which will be borne entirely by common stockholders) and may reduce the Acquiring Fund’s return. If the Acquiring Fund uses a total return swap or other derivative to achieve leverage, the Acquiring Fund is expected to be required to pay its counterparty a fixed rate of return during the term of the swap (or other derivative) contract. These dividend payments or interest expenses, or payments to counterparties, may be greater than the Acquiring Fund’s return on the underlying investments or the return paid by the counterparty under a derivative contract. The Acquiring Fund’s leveraging strategy may not be successful.

The Acquiring Fund is currently a party to a credit facility through which it gains leverage. The interest rate associated with a credit facility may not comport to the interest rate of the instruments held in the Acquiring Fund’s portfolio. Differences in the income the Acquiring Fund receives, if any, from its investments and the rate of interest the Acquiring Fund pays to obtain leverage may reduce the income available for distribution by the Acquiring Fund or result in losses if the interest the Acquiring Fund pays exceeds any income it receives. The Acquiring Fund may engage in hedging transactions to attempt to mitigate interest rate risk, including through the use of derivatives such as interest rate swaps. The Adviser, however, may not be successful in hedging interest rate exposure and may not be able to enter into hedging transactions on the terms it desires or at all. Additionally, the markets may move in a manner not anticipated by the Adviser, causing losses, and the cost of a derivative transaction may reduce the benefit of the hedge. The Acquiring Fund is not required to hedge its leveraging transactions and may choose not to do so.

The Acquiring Fund may issue preferred stock and/or notes or other forms of indebtedness as a form of leverage. These means of obtaining leverage would be senior to the Acquiring Fund’s common shares, such that holders of preferred stock and/or notes or other Acquiring Fund indebtedness would have priority over the common stockholders in the distribution of the Acquiring Fund’s assets, including dividends, distributions of principal and liquidating distributions. If preferred stock is issued and outstanding, holders of the preferred stock would be entitled to elect two Directors of the Acquiring Fund, and would vote separately as a class on certain matters, which may at times give holders of preferred stock disproportionate influence over the Acquiring Fund’s affairs. If the preferred stock were limited in their term, redemptions of such preferred stock would require the Acquiring Fund to liquidate its investments and would reduce the Acquiring Fund’s use of leverage, which could negatively impact common stockholders. In addition, if the Acquiring Fund elects to issue preferred stock and/or notes or other forms of indebtedness, its ability to make distributions to its common stockholders or to repurchase its stock may be limited by the asset coverage requirements and other limitations imposed by the Investment Company Act, Maryland law and the Acquiring Fund’s lenders.

The Acquiring Fund will pay (and common stockholders will bear) all costs and expenses relating to the issuance and ongoing maintenance of any preferred stock and/or notes or other forms of indebtedness (including derivatives) issued by the Acquiring Fund, including higher advisory fees. As a result, the Acquiring Fund cannot assure you that the issuance of preferred stock and/or notes or other forms of indebtedness will provide a higher yield or return to the holders of the common shares. If the Acquiring Fund offers and/or issues preferred stock and/or notes or other forms of indebtedness, the costs of the offering will be borne immediately by the Acquiring Fund’s common stockholders and result in a reduction of the NAV of the common shares.

There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common stockholders, including:

•	the likelihood of greater volatility of NAV, market price and dividend rate of common shares than a comparable portfolio without leverage;

•

the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred stock and/or notes or other forms of indebtedness (including Derivatives) that the Acquiring Fund has issued will reduce the return to the common stockholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the common shares than if the Acquiring Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•

when the Acquiring Fund uses financial leverage, the investment advisory fees payable to the Adviser will be higher than if the Acquiring Fund did not use leverage, and may provide a financial incentive to the Adviser to increase the Acquiring Fund’s use of leverage and create an inherent conflict of interest; and

•	leverage may increase expenses (which will be borne entirely by common stockholders), which may reduce total return.

If the Acquiring Fund issues preferred stock and/or notes or other forms of indebtedness, the Acquiring Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the preferred stock and/or notes or short-term debt securities issued by the Acquiring Fund, or may be subject to loan covenants or other restrictions imposed by its lenders. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. Certain types of borrowings by the Acquiring Fund may result in the Acquiring Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. These covenants and restrictions may negatively affect the Acquiring Fund’s ability to achieve its investment objectives.

High Portfolio Turnover Risk

The Acquiring Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Acquiring Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities. The sale of Acquiring Fund portfolio securities may result in the realization and/or distribution to stockholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Acquiring Fund performance.

Key Personnel

The Adviser depends on the diligence, skill and network of business contacts of its senior management. The Adviser will also depend, to a significant extent, on its access to the investment professionals and partners of its affiliates and the information and deal flow generated by the investment professionals of its affiliates in the course of their investment and portfolio management activities. The senior management of the Adviser will, among other things, evaluate, negotiate, structure and monitor Acquiring Fund investments. The Acquiring Fund’s future success will depend on the continued service of the senior management team of the Adviser. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques for the Acquiring Fund’s portfolio and the Acquiring Fund’s performance may lag behind that of similar funds. The Adviser has informed the Acquiring Fund that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Acquiring Fund and will not be able to devote all of their time to the Acquiring Fund’s business and affairs. The departure of any of the senior managers of the Adviser, or of a significant number of the investment professionals or partners of the Adviser’s affiliates, could have a material adverse effect on the Acquiring Fund’s ability to achieve its investment objectives. Individuals not currently associated with the Adviser may become associated with the Acquiring Fund and the performance of the Acquiring Fund may also depend on the experience and expertise of these individuals. In addition, there is no assurance that the Adviser will remain the Acquiring Fund’s investment adviser or that the Adviser will continue to have access to the investment professionals and partners of its affiliates and the information and deal flow generated by the investment professionals of its affiliates.

Potential Conflicts of Interest Risk – Allocation of Personnel

The Acquiring Fund’s executive officers and directors, and the employees of the Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Acquiring Fund or of investment funds or accounts managed by the Adviser or its affiliates. As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Acquiring Fund or its stockholders. Additionally, certain personnel of the Adviser and its management may face conflicts in their time management and commitments.

Potential Conflicts of Interest Risk – Lack of Information Barriers

There are no information barriers among the Adviser and certain of its affiliates. If the Adviser or its affiliates were to receive material non-public information about a particular company, or have an interest in investing in a particular company, the Acquiring Fund may be prevented from investing or liquidating an investment in such company. This risk may affect the Acquiring Fund more than it does other investment vehicles, as the Adviser generally does not use information barriers that many firms implement to separate persons who make investment decisions from others who might possess material, non-public information that could influence such decisions. The Adviser’s decision not to implement these barriers could prevent its investment professionals from undertaking certain transactions such as advantageous investments or dispositions that would be permissible for them otherwise. In addition, the Adviser could in the future decide to establish information barriers, particularly as its business expands and diversifies.

Risks Associated with the Acquiring Fund’s Distribution Policy

The Acquiring Fund intends to make regular distributions. Currently, in order to maintain a relatively stable level of distributions, the Acquiring Fund may pay out less than all of its net investment income, pay out undistributed income from prior months, return capital in addition to current period net investment income or borrow money to fund distributions. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Acquiring Fund will make a distribution only if authorized by the Acquiring Fund’s Board of Directors and declared by the Acquiring Fund out of assets legally available for these distributions. Under certain circumstances, the Acquiring Fund may pay a distribution that may result in a return of capital, which would reduce the Acquiring Fund’s NAV and, over time, potentially increase the Acquiring Fund’s expense ratio. If the Acquiring Fund distributes a return of capital, it means that the Acquiring Fund is returning to stockholders a portion of their investment rather than making a distribution that is funded from the Acquiring Fund’s earned income or other profits. The Acquiring Fund’s distribution policy may be changed at any time by the Board of Directors.

If the Acquiring Fund elects to issue preferred stock and/or notes or other forms of indebtedness, its ability to make distributions to its common stockholders will be limited by the asset coverage requirements and other limitations imposed by the Investment Company Act, Maryland law and the Acquiring Fund’s lenders.

Inadequate Return

No assurance can be given that the returns on the Acquiring Fund’s investments will be commensurate with the risk of investment in the Acquiring Fund nor can the Acquiring Fund assure that the Adviser will be able to find enough appropriate investments that meet the Acquiring Fund’s investment criteria. Acquiring Fund investments may be highly speculative and aggressive. Therefore, an investment in the Acquiring Fund may not be suitable for someone with a low risk tolerance. Investors should not commit money to the Acquiring Fund unless they have the resources to sustain the loss of their entire investment in the Acquiring Fund.

Closed-End Structure; Market Discount from Net Asset Value

Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their NAVs. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period of time. As a result, the Acquiring Fund is designed primarily for long-term investors.

Although the value of the Acquiring Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether an investor will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Acquiring Fund, the Acquiring Fund cannot predict whether the shares will trade at, below or above NAV. As with any security, complete loss of investment is possible.

Anti-Takeover Provisions

The Acquiring Fund’s charter and bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the stockholders. Such provisions may discourage outside parties from seeking control of the Acquiring Fund or seeking to change the composition of its Board of Directors, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.

The Acquiring Fund’s charter classifies the Acquiring Fund’s Board of Directors into three classes, serving staggered three-year terms, and authorizes the Board of Directors to cause the Acquiring Fund to issue additional shares of common stock. The Board of Directors also may classify or reclassify any unissued shares of common stock into one or more classes or series of stock, including preferred stock, may set the terms of each class or series and may authorize the Acquiring Fund to issue the newly-classified or reclassified shares. The Board of Directors may, without any action by the Acquiring Fund’s stockholders, amend the Acquiring Fund’s charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Acquiring Fund has the authority to issue.

Effective November 19, 2020, the Acquiring Fund has elected to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”). In general, the MCSAA limits the ability of holders of “control shares” to vote those shares above certain threshold levels that start at 10%, unless two-thirds of the disinterested stockholders of the Acquiring Fund ratify those voting rights at a meeting of stockholders as provided in the MCSAA. “Control shares” are generally defined in the MCSAA as shares of stock that, if aggregated with all other shares of stock that are either (i) owned by a person or (ii) as to which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, would entitle that person to exercise voting power in electing directors above various thresholds of voting power starting at 10%. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. The Acquiring Fund’s bylaws also provide that the provisions of the MCSAA do not apply to the voting rights of the holders of any shares of preferred stock of the Acquiring Fund (but only with respect to such preferred stock). See also “CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND EACH FUND’S CHARTER AND BYLAWS.”

****

The above discussion of the various risks associated with the Acquiring Fund and its investments is not, and is not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Acquiring Fund. Prospective investors should read this entire Joint Proxy Statement/Prospectus and consult with their own advisors before deciding whether to invest in the Acquiring Fund. In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Acquiring Fund may be subject to risk factors not foreseeable at this time or able to be described in this Joint Proxy Statement/Prospectus at this time.

COMPARISON OF THE FUNDS

Investment Objectives and Strategies

The Funds have similar (but not identical) investment objectives, investment strategies and restrictions. The investment objectives of the Acquiring Fund are non-fundamental and may be changed by the Board of the Acquiring Fund on 60 days’ prior written notice to stockholders. In addition, stockholders of each Fund are being asked to vote to amend an identical fundamental investment restriction of their Fund.

Summary of Significant Differences in the Funds’ Investment Objectives and Policies

Investment Objectives. The investment objective of AFT is to seek current income and preservation of capital. The primary investment objective of AIF is to seek current income with a secondary objective of preservation of capital. The Combined Fund will follow the Acquiring Fund’s investment objectives.

80% Investment Policies. The Target Fund has adopted a policy to invest, under normal market conditions, at least 80% of its Managed Assets (as defined below) in floating rate senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar economic characteristics (the “AFT 80% Policy”). Each Fund defines “Managed Assets” as the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed or notes issued and the liquidation preference of preferred shares).

The Acquiring Fund has adopted a policy to invest, under normal market conditions, at least 80% of its Managed Assets in credit instruments and investments with similar economic characteristics (the “AIF 80% Policy”). For purposes of this policy, “credit instruments” will include Senior Loans, subordinated loans, high yield corporate bonds (“Corporate Bonds”), notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations, collateralized loan obligations and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements.

AIF’s 80% Policy allows for a broader range of investments than the AFT 80% Policy, which is limited to Senior Loans.

Securities Rated Below Caa or CCC. AIF has adopted a policy to not invest more than 20% of its Managed Assets in credit instruments that are rated Caa or lower by Moody’s and CCC or lower by S&P or Fitch. Unrated credit instruments are not subject to this policy. AFT is not subject to a similar restriction.

Structured Products. AIF has adopted a policy to not invest more than 20% of its Managed Assets in structured products. AFT is not subject to a similar restriction.

Illiquid Investments. AIF has adopted a policy to invest up to 25% of its Managed Assets in securities that the Adviser considers to be illiquid. AFT is not subject to a similar restriction.

A more detailed summary comparing the Funds’ investment objectives, significant investment strategies and operating policies, and investment restrictions is set forth in the table below. Please note that for purposes of the below summary chart, the definition of capitalized terms are limited to the particular column of the chart in which the definition appears.

AFT (Target Fund)	AIF (Acquiring Fund)	Combined Fund (AIF as Surviving Fund)
Investment Objective The Fund’s investment objective is to seek current income and preservation of capital.	Investment Objective The Fund’s primary investment objective is to seek current income with a secondary objective of preservation of capital.	Investment Objective The Combined Fund’s investment objectives will be the same as the Acquiring Fund.

Investment Strategy

The Fund seeks to achieve its investment objective by investing primarily in Senior Loans and investments with similar economic characteristics. Senior Loans hold a first lien priority and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily LIBOR, plus a premium. Senior Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. Borrowers may obtain Senior Loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes.

Investment Strategy

The Adviser seeks to achieve the Fund’s investment objectives primarily by allocating the Fund’s assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. The Fund’s investments consist primarily of Senior Loans and Corporate Bonds. The Fund, however, has provided the Adviser with the flexibility to invest in varying types of credit instruments based on its analysis of the credit markets. This ability to dynamically allocate the Fund’s assets may result in the Fund’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or Corporate Bonds) and substantially less invested in other types of credit instruments.

Investment Strategy The Combined Fund’s investment strategy will be the same as the Acquiring Fund.

The Fund generally targets investments in recently issued Senior Loans that have structural characteristics, including stronger lender protections, that are more	The Fund currently utilizes leverage from a credit facility in furtherance of this investment strategy.

AFT (Target Fund)	AIF (Acquiring Fund)	Combined Fund (AIF as Surviving Fund)

favorable for investors. These Senior Loans provide a minimum coupon (called a “LIBOR floor”) that helps protect the Fund’s income in falling or flat-rate environments.

The Fund may also seek to gain exposure to Senior Loans by investing in swaps, including single name credit default swaps, single name loan credit default swaps, total return swaps, collateralized loan obligations (including synthetic collateralized loan obligations), reverse repurchase agreements and other similar transactions as described below.

The Fund currently utilizes leverage from a credit facility in furtherance of this investment strategy.

80% Investment Policy

Under normal market conditions, at least 80% of the Fund’s Managed Assets will be invested in floating rate Senior Loans and investments with similar economic characteristics. This policy is not fundamental and may be changed by the Board with at least 60 days’ prior written notice provided to stockholders.

80% Investment Policy

Under normal market conditions, at least 80% of the Fund’s Managed Assets will be invested in credit instruments and investments with similar economic characteristics. For purposes of this policy, “credit instruments” include Senior Loans, subordinated loans, Corporate Bonds, notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations, collateralized loan obligations and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements.

80% Investment Policy The Combined Fund’s 80% Policy will be the same as the Acquiring Fund.

AFT (Target Fund)	AIF (Acquiring Fund)	Combined Fund (AIF as Surviving Fund)

Certain Investment Limitations None.

Certain Investment Limitations

The Fund will not invest more than 20% of its Managed Assets in structured products.

The Fund may also invest up to 25% of its Managed Assets in securities the Adviser considers to be illiquid.

Other Investment Policies The Combined Fund’s other investment policies will be the same as the Acquiring Fund.

Investment Techniques

In seeking to achieve the Fund’s investment objective, the Adviser actively constructs and manages a portfolio of Senior Loans and other investments utilizing the strategies discussed below. The Adviser’s investment process is rigorous, proactive and continuous. Close monitoring of each investment in the portfolio provides foresight for making buy, sell and hold decisions. The Adviser utilizes what it believes to be a conservative approach that focuses on credit fundamentals, collateral coverage and structural seniority. The Adviser may also employ a sector analysis to assess industry trends and characteristics that may impact a Borrower’s potential future ability to generate cash, as well as profitability, asset values, financial needs and potential liabilities. The Adviser takes a disciplined approach to its credit investment selection process in which the credit ratings of a Borrower are evaluated but are not considered to be the sole or determinative factor of selection. The criteria used by the Adviser in credit selection may include an evaluation of whether a Senior Loan is adequately collateralized or over-collateralized and whether it is covered by sufficient earnings and cash flow to service the Borrower’s indebtedness on a timely basis. The Adviser expects to gain exposure to

Investment Techniques

In seeking to achieve the Fund’s investment objectives, the Adviser will actively construct and manage a portfolio of credit instruments and other investments utilizing the strategies discussed below. The Adviser will periodically rebalance the Fund’s allocation of assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets in order to seek to optimize the Fund’s allocation to credit instruments that the Adviser believes are positioned to contribute to the achievement of the Fund’s investment objectives under the market conditions existing at the time of investment. It is anticipated that the duration of the Fund’s portfolio will be lower than that of the overall “junk bond” market. Duration is a measure of how sensitive a bond or the Fund’s portfolio may be to changes in interest rates.

The Adviser’s investment process is rigorous, proactive and continuous. Close monitoring of each investment in the portfolio provides the basis for making buy, sell and hold decisions. The Adviser utilizes what it believes to be a conservative approach that focuses on credit fundamentals, collateral coverage and structural seniority. The Adviser may also employ a sector

Investment Techniques The Combined Fund’s investment techniques will be the same as the Acquiring Fund.

AFT (Target Fund)	AIF (Acquiring Fund)	Combined Fund (AIF as Surviving Fund)

Borrowers across a broad range of industries and of varying characteristics and return profiles.

When identifying prospective investment opportunities, the Adviser focuses primarily on the following attributes:

•  Leading, defensible market positions. When identifying potential investment opportunities, the Adviser favors well-established companies with leading, defensible market positions and proven management teams. The Adviser invests in Borrowers that it believes have developed strong positions within their markets and exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments. The Adviser will seek Borrowers that it believes possess advantages in scale, scope, customer loyalty, product pricing or product quality versus their competitors.

•  Investing in stable Borrowers with positive cash flow. The Adviser invests in Borrowers believed to be stable and well established with strong cash flows and profitability. The Adviser believes these attributes evidence Borrowers that may be well positioned to maintain consistent cash flow to service and repay their obligations and analysis to assess industry trends and characteristics that may impact an issuer’s potential future ability to generate cash, as well as profitability, asset values, financial needs and potential liabilities. The Adviser takes a disciplined approach to its credit investment selection process in which the credit ratings of an issuer are evaluated but are not considered to be the sole or determinative factor for selection. The criteria used by the Adviser in credit selection may include an evaluation of whether an issuer’s debts are adequately collateralized or over-collateralized and whether it has sufficient earnings and cash flow to service its indebtedness on a timely basis. The Adviser expects to gain exposure to issuers across a broad range of industries and of varying characteristics and return profiles.

When identifying prospective investment opportunities, the Adviser currently intends to focus primarily on the following attributes:

•  Leading, defensible market positions. When identifying potential investment opportunities, the Adviser favors well-established companies with leading, defensible market positions and proven management teams, although the Fund may invest in companies of any market capitalization or number of years of operating history. The Adviser may also make investments in non-U.S. issuers (including emerging

AFT (Target Fund)	AIF (Acquiring Fund)	Combined Fund (AIF as Surviving Fund)

maintain growth in their businesses or market share. The Adviser currently does not expect to invest significantly in start-up companies, companies in turnaround situations or companies with speculative business plans, although the Fund is permitted to do so.

•  Proven management teams. The Adviser focuses on investments in which the Borrower has an experienced management team with an established track record of success.

•  Private equity sponsorship. The Adviser may seek to cause the Fund to participate in transactions sponsored by what it believes to be high-quality private equity firms; however, the Adviser will not cause the Fund to invest in companies in which the Adviser or its affiliates own a controlling equity interest. The Adviser believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company generally is an implicit endorsement of the quality of the investment. Further, private equity sponsors of Borrowers with significant investments at risk may have the ability, and a strong incentive, to contribute additional capital in difficult market issuers). The Adviser intends to invest in issuers that it believes have developed strong positions within their markets and exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments. The Adviser will seek issuers that it believes possess advantages in scale, scope, customer loyalty, product pricing or product quality versus their competitors.

•  Investing in stable issuers with positive cash flow. The Adviser intends to invest in companies believed to be stable and well established with strong cash flows and profitability. The Adviser believes these attributes evidence issuers that may be well positioned to maintain consistent cash flow to service and repay their obligations and maintain growth in their businesses or market share. The Adviser currently does not expect to invest significantly in start-up companies, companies in turnaround situations or companies with speculative business plans, although the Fund is permitted to do so.

•  Proven management teams. The Adviser intends to focus on

AFT (Target Fund)	AIF (Acquiring Fund)	Combined Fund (AIF as Surviving Fund)

economic times should operational issues arise.

•  Investments in different Borrowers and industries. The Adviser will seek to invest the Fund’s assets broadly among Borrowers and industries, thereby potentially reducing the risk that a downturn in any one company or industry will have a disproportionate effect on the value of the Fund’s portfolio.

In managing the Fund’s portfolio, the Adviser will engage in regular and periodic monitoring of credit risk with a goal toward the early identification, and sale, of Senior Loans and other investments with potential credit problems. This monitoring process may include reviewing (i) a Borrower’s financial resources and operating history; (ii) a comparison of a Borrower’s current operating results with the Adviser’s initial investment thesis for the investment and initial expectations for the performance of the obligation; (iii) a Borrower’s sensitivity to economic conditions; (iv) the performance of a Borrower’s management; (v) a Borrower’s debt maturities and borrowing requirements; (vi) a Borrower’s interest and asset coverage; and (vii) the relative value of an investment based on a Borrower’s anticipated cash flow or where other comparable assets are trading in the market.

Similar to its investment in Senior Loans and other debt investments, the Adviser adheres to a disciplined approach with respect to the Fund’s investments in which the issuer has an experienced management team with an established track record of success.

•  Private equity sponsorship. The Adviser may seek to cause the Fund to acquire securities (primarily credit instruments) issued by companies sponsored by what the Adviser believes to be high-quality private equity firms; however, the Adviser generally will not cause the Fund to invest in companies of which the Adviser or its affiliates is an “affiliated person” (for purposes of the Investment Company Act). The Adviser believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company generally is an implicit endorsement of the quality of the investment. Further, private equity sponsors of companies with significant investments at risk may have the ability, and a strong incentive, to contribute additional capital in difficult economic times should operational issues arise.

•  Investments in different companies and industries. The Adviser will seek to invest the Fund’s assets broadly among issuers

AFT (Target Fund)	AIF (Acquiring Fund)	Combined Fund (AIF as Surviving Fund)

investments in structured products, including collateralized loan obligations. The Adviser will seek to select structured products which are well-structured and collateralized by portfolios of primarily Senior Loans that the Adviser believes to be of sufficient quality, diversity and amount to support the structure and fully collateralize the tranche purchased by the Fund. Likewise, the Adviser will evaluate the creditworthiness of counterparties and the investment characteristics of reference assets when causing the Fund to enter into swaps or other derivative transactions.

and industries, thereby potentially reducing the risk that a downturn in any one company or industry will have a disp

•  roportionate effect on the value of the Fund’s portfolio. The Fund, however, is not required to diversify its investments in this manner and the Adviser may choose not to do so.

In managing the Fund’s portfolio, the Adviser will engage in regular and periodic monitoring of credit risk with a goal toward the early identification, and sale, of credit instruments and other investments with potential credit problems. This monitoring process may include reviewing (i) an issuer’s financial resources and operating history, (ii) a comparison of an issuer’s current operating results with the Adviser’s initial investment thesis for the investment and initial expectations for the performance of the obligation, (iii) an issuer’s sensitivity to economic conditions, (iv) the performance of an issuer’s management, (v) an issuer’s debt maturities and borrowing requirements, (vi) an issuer’s interest and asset coverage and (vii) the relative value of an investment based on an issuer’s anticipated cash

AFT (Target Fund)	AIF (Acquiring Fund)	Combined Fund (AIF as Surviving Fund)

flow or where other co

mparable assets are trading in the market.

Similar to its investment in other credit instruments, the Adviser adheres to a disciplined approach with respect to the Fund’s investments in structured products. The Adviser will seek to select structured products which are well structured and collateralized by portfolios of credit instruments or other assets that the Adviser believes to be of sufficient quality, diversity and amount to support the structure and fully collateralize the instrument purchased by the Fund. Likewise, the Adviser will evaluate the creditworthiness of counterparties and the investment characteristics of reference assets when causing the Fund to enter into swaps or other derivative transactions.

Subordinated Loans The Fund may invest in Subordinated Loans.	Subordinated Loans The Fund may invest in Subordinated Loans.	Subordinated Loans Fund policies are the same.

Distressed Instruments

The Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/ or interest at the time of acquisition by the Fund (“Distressed Securities”).

Distressed Instruments

The Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/ or interest at the time of acquisition by the Fund (“Distressed Securities”).

Distressed Instruments Fund policies are the same.

AFT (Target Fund)	AIF (Acquiring Fund)	Combined Fund (AIF as Surviving Fund)

Types of Borrowers The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, and of issuers that operate in any industry.

Types of Borrowers

The Fund may make investments in non-U.S. entities, including issuers in emerging markets, but expects to make any investments in foreign issuers primarily in U.S. dollar denominated securities.

Types of Borrowers The Combined Fund will invest in the same types of borrowers as the Acquiring Fund.

Securities Rated Below Caa or CCC N/A—The Fund does not have a similar restriction.

Securities Rated Below Caa or CCC

The Fund will not invest more than 20% of its Managed Assets in credit instruments that are rated Caa or lower by Moody’s, or CCC or lower by S&P or Fitch. Unrated credit instruments will not be subject to this 20% limitation.

Securities Rated Below Caa or CCC The Combined Fund will have the restriction of the Acquiring Fund.

Issues in Payment Default The Fund may invest in Distressed Securities.	Issues in Payment Default The Fund may invest in Distressed Securities.	Issues in Payment Default Fund policies are the same.

Maturity

The Fund may invest in debt securities of any maturity, including perpetual securities, and does not manage its portfolio seeking to maintain a targeted dollar-weighted average maturity level.

	Maturity The Fund reserves the right to invest in credit instruments of any maturity.	Maturity The Combined Fund will have the policy of the Acquiring Fund.

Duration Under normal market conditions, the Adviser expects to maintain an average duration of less than one year (including the effect of anticipated leverage).

Duration

The Fund reserves the right to invest in credit instruments of any duration. It is anticipated that the duration of the Fund’s portfolio will be lower than that of the overall “junk bond” market.

Duration The Combined Fund will have the policy of the Acquiring Fund.

Investment Restrictions

The Funds currently have the similar (but not identical) investment restrictions. A comparison of the Funds’ investment restrictions is set forth in the table below. The Acquiring Fund, however, is seeking to amend one of its investment restrictions as set out in Proposal 2(B) and as denoted below. If approved, the amendment to the Acquiring Fund’s investment restriction will provide the Acquiring Fund with greater flexibility to make loans.

AFT (Target Fund)	AIF (Acquiring Fund)	Combined Fund

Control or Management The Fund may not make investments for the purpose of exercising control or management.*	Control or Management Same as AFT.*	Control or Management The Fund may not make investments for the purpose of exercising control or management.* This restriction is the same as AFT.

Commodities and Real Estate

The Fund may not purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) invest in securities directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities; and (iii) purchase and sell forward contracts, financial futures contracts and options thereon.*

Commodities and Real Estate Substantially the same as AFT.*

Commodities and Real Estate

Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) invest in securities directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities; and (iii) purchase and sell forward contracts, swap contracts, futures contracts and options thereon.* This restriction is substantially the same as AFT.

Senior Securities The Fund may not issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law.*	Senior Securities Same as AFT.*

Senior Securities

The Fund may not issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law.* This restriction is the same as AFT.

Underwriting The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.*	Underwriting Same as AFT.*

Underwriting

The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.* This restriction is the same as AFT.

AFT (Target Fund)	AIF (Acquiring Fund)	Combined Fund

Lending

The Fund may not make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in accordance with its stated investment strategies or otherwise purchases Senior Loans, Subordinated Loans, bonds, debentures or other loans or debt securities of any type, preferred securities, commercial paper, pass through instruments, loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law.*

Lending**

The Fund may not make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in accordance with its stated investment strategies or otherwise purchases Senior Loans, subordinated loans, Corporate Bonds, debentures or other credit instruments, loans or debt securities of any type, preferred securities, commercial paper, pass through instruments, loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements, swap contracts or other derivatives or any similar instruments; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law.*

Lending

The Fund may make loans, to the extent not prohibited by the Investment Company Act, as interpreted or modified by regulatory authority having jurisdiction from time to time.* This restriction is different than AFT.

Industry Concentration

Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry. The Fund determines industries by reference to the Global Industry Classification Standard as it may be amended from time to time.*

Industry Concentration Substantially the same as AFT.*

Industry Concentration

Invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry. The Fund determines industries by reference to the Global Industry Classification Standard as it may be amended from time to time.* This restriction is substantially the same as AFT.

AFT (Target Fund)	AIF (Acquiring Fund)	Combined Fund

Investment Objective(s) The Fund may not change or alter its investment objective.	Investment Objective(s) Substantially the same as AFT.	Investment Objective(s) The Fund may not change or alter its investment objectives. This is substantially the same as AFT.

80% Investment Policy The Fund may not, under normal market conditions, invest less than 80% of its Managed Assets in floating rate Senior Loans and investments with similar economic characteristics.	80% Investment Policy The Fund has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the Fund’s Managed Assets in credit instruments and investments with similar economic characteristics.

80% Investment Policy

The Fund has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the Fund’s Managed Assets in credit instruments and investments with similar economic characteristics. This is different than AFT.

Investments in Investment Companies

The Fund may not purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law, including any exemptive orders issued by the SEC.

Investments in Investment Companies Same as AFT.

Investments in Investment Companies

The Fund may not purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law, including any exemptive orders issued by the SEC. This is the same as AFT.

Margin

Purchase any securities on margin except as may be necessary in connection with transactions described under “The Fund’s Investments” in the Fund’s registration statement and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments (the deposit or payment by the Fund of initial or variation margin in connection with swaps, forward contracts and financial futures contracts and options thereon is not considered the purchase of a security on margin).

Margin Same as AFT.

Margin

The Fund may not purchase any securities on margin except as may be necessary in connection with transactions described under “The Fund’s Investments” above and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments (the deposit or payment by the Fund of initial or variation margin in connection with swaps, forward contracts, and futures contracts and options thereon is not considered the purchase of a security on margin). This is the same as AFT.

*	A fundamental investment restriction.

** AIF is seeking to amend this restriction as described in Proposal 2(B). In the event the Reorganization is not consummated, AFT also is seeking to amend this restriction as described in Proposal 1(B).

Any policies of the Acquiring Fund not described as fundamental in this Joint Proxy Statement/Prospectus may be changed by its Board without stockholder approval.

Leverage

Each Fund may engage in leverage through the issuance of preferred stock and/or notes or other forms of indebtedness, including a credit facility. As of December 31, 2020, each Fund had a leverage ratio (the “Leverage Ratio”) from borrowings through a credit facility as follows:

Leverage Ratio reflecting borrowings as a percentage of total assets:

Leverage Ratio
AFT	30.49%
AIF	30.22%

Leverage Ratio reflecting borrowings as a percentage of net assets:

Leverage Ratio
AFT	48.10%
AIF	46.75%

Leverage Ratio reflecting borrowings as a percentage of Managed Assets:

Leverage Ratio
AFT	32.48%
AIF	31.86%

Each Fund is currently a party to a revolving credit facility (each, a “Credit Facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”). Each Fund has granted a security interest in certain of its assets to SMBC in connection with the Credit Facility.

As of December 31, 2020, the Credit Facility allowed for the following maximum commitment amounts:

Commitment Accounts
AFT	$141,000,000

AIF	$110,000,000

Loans under each Credit Facility bear interest at the applicable LIBOR rate plus 0.875%.

The weighted average outstanding daily balance of all loans during the year ended December 31, 2020 was approximately $125,311,475 with average borrowing costs of 1.55% for AFT. The weighted average outstanding daily balance of all loans during the year ended December 31, 2020 was approximately $113,591,530 with average borrowing costs of 1.56% for AIF. As of December 31, 2020, the amounts outstanding under each Credit Facility were $110,000,000 and $121,000,000 for AIF and AFT, respectively.

In connection with the Reorganization, the Combined Fund expects to amend its Credit Facility to increase the maximum commitment amount to maintain a Leverage Ratio substantially similar to the Acquiring Fund’s

Leverage Ratio. If the Reorganization is consummated, the Combined Fund expects to increase the maximum commitment amount under the Credit Facility to allow the Combined Fund to borrow the maximum amount permitted by the Investment Company Act. However, there can be no assurance the Combined Fund will increase the maximum commitment amount under the Credit Facility. If the Combined Fund does not increase the maximum commitment amount under the Credit Facility, then the Combined Fund may be required to either utilize other forms of leverage, which may include reverse repurchase agreements, in order to maintain a Leverage Ratio that is substantially similar to the Acquiring Fund’s Leverage Ratio or reduce the Combined Fund’s economic leverage. In either case, the Combined Fund may not be able to maintain the current earnings and distribution yields of the Acquiring Fund, which may negatively affect the market price and NAV of the Combined Fund. In addition, if the Combined Fund is required to reduce its economic leverage, then it may be required to sell a portion of its assets, which may negatively affect the Combined Fund’s portfolio holdings, portfolio allocation, portfolio diversification and investment strategy.

INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND

Provided that Proposals 1(A), 2(A) and 2(B) are approved by AFT and AIF stockholders, as applicable, the Acquiring Fund will have the following investment objectives and investment strategies following the consummation of the Reorganization. Stockholders should refer to the “Comparison of the Funds” section of this Joint Proxy Statement/Prospectus for a comparison of the investment objective and investment strategies of the Acquiring Fund before and after the Reorganization.

Investment Objective

The Acquiring Fund’s primary investment objective is to seek current income with a secondary objective of preservation of capital. There can be no assurance that the Acquiring Fund will achieve its investment objectives or be able to structure its investment portfolio as anticipated. The Acquiring Fund will seek to preserve capital to the extent consistent with its primary investment objective. The Acquiring Fund’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics.

The Acquiring Fund’s investment objectives may be changed on 60 days’ prior written notice to stockholders.

Investment Strategies

The Adviser will seek to achieve the Acquiring Fund’s investment objectives primarily by allocating the Acquiring Fund’s assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. The Acquiring Fund expects its investments to initially consist primarily of Senior Loans and Corporate Bonds. The Acquiring Fund, however, has provided the Adviser with the flexibility to invest in varying types of credit instruments based on its analysis of the credit markets. This ability to dynamically allocate the Acquiring Fund’s assets may result in the Acquiring Fund’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or Corporate Bonds) and substantially less invested in other types of credit instruments. Under normal market conditions, at least 80% of the Acquiring Fund’s Managed Assets will be invested in credit instruments and investments with similar economic characteristics. For purposes of this policy, “credit instruments” will include Senior Loans, subordinated loans, Corporate Bonds, notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations, collateralized loan obligations and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. The Acquiring Fund will not invest more than 20% of its Managed Assets in structured products.

The Acquiring Fund expects to invest in Senior Loans, Corporate Bonds and other credit instruments that are rated below investment grade. Credit instruments rated below investment grade are those that, at the time of investment, are rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), or BB+ or lower by Standard & Poor’s Corporation Ratings Group (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or if unrated are determined by the Adviser to be of comparable quality. The Acquiring Fund will not invest more than 20% of its Managed Assets in credit instruments that are rated Caa or lower by Moody’s, or CCC or lower by S&P or Fitch. Unrated credit instruments will not be subject to this 20% limitation. Below investment grade securities, commonly referred to as “junk bonds,” “high yield” securities or “leveraged loans,” often are regarded as having predominately speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal. Although many of the Acquiring Fund’s investments may consist of securities rated below investment grade, the Acquiring Fund reserves the right to invest in credit instruments of any credit quality, maturity and duration.

If Proposal 2(B) is approved by the Acquiring Fund’s stockholders, the Acquiring Fund may also act as the originator for direct loans and engage in direct lending. Direct loans between the Acquiring Fund and a borrower may not be administered by an underwriter or agent bank. The Acquiring Fund may provide financing to commercial borrowers directly or through companies acquired (or created) and owned by or otherwise affiliated with the Acquiring Fund. The terms of the direct loans are negotiated with borrowers in private transactions. Furthermore, a direct loan may be secured or unsecured.

As part of its lending activities, the Acquiring Fund may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to the Acquiring Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. Different types of assets may be used as collateral for the Acquiring Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Acquiring Fund will correctly evaluate the value of the assets collateralizing the Acquiring Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that the Acquiring Fund funds, the Acquiring Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Acquiring Fund or its affiliates to the borrower. Furthermore, in the event of a default by a borrower, the Acquiring Fund may have difficulty disposing of the assets used as collateral for a loan.

In addition to direct investments, the Acquiring Fund may gain investment exposure to credit instruments through derivative instruments and by investing in other investment companies. The Acquiring Fund may make investments in non-U.S. entities, including issuers in emerging markets, but expects to make any investments in foreign issuers primarily in U.S. dollar denominated securities. The Acquiring Fund may also invest up to 25% of its Managed Assets in securities the Adviser considers to be illiquid.

In seeking to achieve the Acquiring Fund’s investment objectives, the Adviser will actively construct and manage a portfolio of credit instruments and other investments utilizing the strategies discussed below. The Adviser will periodically rebalance the Acquiring Fund’s allocation of assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets in order to seek to optimize the Acquiring Fund’s allocation to credit instruments that the Adviser believes are positioned to contribute to the achievement of the Acquiring Fund’s investment objectives under the market conditions existing at the time of investment. It is anticipated that the duration of the Acquiring Fund’s portfolio will be lower than that of the overall “junk bond” market. Duration is a measure of how sensitive a bond or the Acquiring Fund’s portfolio may be to changes in interest rates.

The Adviser’s investment process is rigorous, proactive and continuous. Close monitoring of each investment in the portfolio provides the basis for making buy, sell and hold decisions. The Adviser utilizes what it believes to be a conservative approach that focuses on credit fundamentals, collateral coverage and structural seniority. The Adviser may also employ a sector analysis to assess industry trends and characteristics that may impact an issuer’s potential future ability to generate cash, as well as profitability, asset values, financial needs and potential liabilities. The Adviser takes a disciplined approach to its credit investment selection process in which the credit ratings of an issuer are evaluated but are not considered to be the sole or determinative factor for selection. The criteria used by the Adviser in credit selection may include an evaluation of whether an issuer’s debts are adequately collateralized or over-collateralized and whether it has sufficient earnings and cash flow to service its indebtedness on a timely basis. The Adviser expects to gain exposure to issuers across a broad range of industries and of varying characteristics and return profiles.

When identifying prospective investment opportunities, the Adviser currently intends to focus primarily on the following attributes:

•

Leading, defensible market positions. When identifying potential investment opportunities, the Adviser favors well-established companies with leading, defensible market positions and proven management teams, although the Acquiring Fund may invest in companies of any market capitalization or number of years of operating history. The Adviser may also make investments in non-U.S. issuers (including emerging market issuers). The Adviser intends to invest in issuers that it believes have developed strong positions within their markets and exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments. The Adviser will seek issuers that it believes possess advantages in scale, scope, customer loyalty, product pricing or product quality versus their competitors.

•

Investing in stable issuers with positive cash flow. The Adviser intends to invest in companies believed to be stable and well established with strong cash flows and profitability. The Adviser believes these attributes evidence issuers that may be well positioned to maintain consistent cash flow to service and repay their obligations and maintain growth in their businesses or market share. The Adviser currently does not expect to invest significantly in start-up companies, companies in turnaround situations or companies with speculative business plans, although the Acquiring Fund is permitted to do so.

•	Proven management teams. The Adviser intends to focus on investments in which the issuer has an experienced management team with an established track record of success.

•

Private equity sponsorship. The Adviser may seek to cause the Acquiring Fund to acquire securities (primarily credit instruments) issued by companies sponsored by what the Adviser believes to be high-quality private equity firms; however, the Adviser generally will not cause the Acquiring Fund to invest in companies of which the Adviser or its affiliates is an “affiliated person” (for purposes of the Investment Company Act). The Adviser believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company generally is an implicit endorsement of the quality of the investment. Further, private equity sponsors of companies with significant investments at risk may have the ability, and a strong incentive, to contribute additional capital in difficult economic times should operational issues arise.

•

Investments in different companies and industries. The Adviser will seek to invest the Acquiring Fund’s assets broadly among issuers and industries, thereby potentially reducing the risk that a downturn in any one company or industry will have a disproportionate effect on the value of the Acquiring Fund’s portfolio. The Acquiring Fund, however, is not required to diversify its investments in this manner and the Adviser may choose not to do so.

In managing the Acquiring Fund’s portfolio, the Adviser will engage in regular and periodic monitoring of credit risk with a goal toward the early identification, and sale, of credit instruments and other investments with potential credit problems. This monitoring process may include reviewing (i) an issuer’s financial resources and operating history, (ii) a comparison of an issuer’s current operating results with the Adviser’s initial investment thesis for the investment and initial expectations for the performance of the obligation, (iii) an issuer’s sensitivity to economic conditions, (iv) the performance of an issuer’s management, (v) an issuer’s debt maturities and borrowing requirements, (vi) an issuer’s interest and asset coverage and (vii) the relative value of an investment based on an issuer’s anticipated cash flow or where other comparable assets are trading in the market.

Similar to its investment in other credit instruments, the Adviser adheres to a disciplined approach with respect to the Acquiring Fund’s investments in structured products. The Adviser will seek to select structured products which are well structured and collateralized by portfolios of credit instruments or other assets that the Adviser believes to be of sufficient quality, diversity and amount to support the structure and fully collateralize the instrument purchased by the Acquiring Fund. Likewise, the Adviser will evaluate the creditworthiness of counterparties and the investment characteristics of reference assets when causing the Acquiring Fund to enter into swaps or other derivative transactions.

The Acquiring Fund’s secondary investment objective is to seek preservation of capital. The Acquiring Fund will seek to preserve capital to the extent consistent with its primary investment objective. The ability of the Acquiring Fund to achieve capital preservation may be limited due to the Acquiring Fund’s investment policy of investing primarily in Senior Loans, Corporate Bonds and other credit instruments rated below investment grade and investments with similar economic characteristics, which may be speculative. The Adviser seeks to achieve preservation of capital through a disciplined approach to its credit investment selection process and its evaluation of issuers. The Adviser also expects to gain exposure to companies across a broad range of industries and of varying characteristics and return profiles, as well as active management of these investments in light of current economic developments and trends. The Acquiring Fund may, but is not required to, take certain actions if short-term interest rates increase or market conditions otherwise change (or the Acquiring Fund anticipates such an increase or change) and the Acquiring Fund’s use of leverage, if any, begins (or is expected) to adversely affect common stockholders. In order to attempt to offset such a negative effect on the Acquiring Fund’s investments or its use of leverage on common stockholders, the Acquiring Fund may engage in hedging transactions through the use of derivatives, securities or other financial instruments. The Acquiring Fund also may shorten the average maturity of its investment portfolio (by, among other things, investing in short-term securities), may reduce its indebtedness or unwind other leveraged transactions or may engage in interest rate hedging arrangements. The Acquiring Fund may attempt to reduce the utilization of leverage by redeeming or otherwise purchasing outstanding preferred stock, if any, or prepaying debt or other borrowings. The types of leverage that the Acquiring Fund utilizes will vary depending on market conditions.

During temporary defensive periods or in order to reduce the Acquiring Fund’s leverage exposure or to keep the Acquiring Fund’s cash fully invested, including during the period when the net proceeds of the offering of common shares are being invested, or at other times deemed appropriate by the Adviser, the Acquiring Fund may deviate from its investment strategies and objectives. During such periods, the Acquiring Fund may invest all or a portion of its assets in U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. Government agencies or instrumentalities; non-U.S. Government securities which have received an investment grade credit rating; certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; credit-linked notes; repurchase agreements with respect to any of the foregoing; asset-backed securities or any other fixed income securities that the Adviser considers consistent with this strategy. It is impossible to predict when, or for how long, the Acquiring Fund will use these strategies. There can be no assurance that these strategies, if utilized, will be successful. The Acquiring Fund is not required to adopt defensive positions or hedge its investments and may choose not to do so even in periods of extreme market volatility and economic uncertainty.

Portfolio Composition

Under normal circumstances, the Acquiring Fund’s portfolio is expected to be comprised principally of the following types of investments:

Senior and Subordinated Loans.

Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily LIBOR, plus a premium. Senior Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities that operate in various industries and geographical regions. Companies may obtain Senior Loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes. The Acquiring Fund may also invest in subordinated loans. Subordinated loans generally have the same characteristics as Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders.

Senior Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Acquiring Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Acquiring Fund from its investments in Senior Loans should decrease. To the extent the Acquiring Fund invests in Senior Loans with LIBOR floors, the Acquiring Fund’s potential for decreased income in a flat or falling rate environment may be mitigated, but the Acquiring Fund may not receive the benefit of increased coupon payments if the relevant interest rate increases but remains below the LIBOR floor. These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. See “Risk Factors and Special Considerations — Principal Risks of Investing in the Acquiring Fund — LIBOR Risk.” Senior Loans hold the most senior position in the capital structure of an issuer, are secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the issuer.

Typically, in order to borrow money pursuant to a Senior Loan, an issuer will, for the term of the Senior Loan, pledge collateral, including, but not limited to, (i) working capital assets, such as accounts receivable and inventory, (ii) tangible fixed assets, such as real property, buildings and equipment, (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill) and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company’s stockholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the issuer or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully an issuer’s obligations under a Senior Loan.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the Senior Loan (the “Loan Agreement”). In a typical Senior Loan, an agent (the “Agent”) administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement. The Acquiring Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Acquiring Fund its portion of the principal and interest payments on the Senior Loan. Additionally, the Acquiring Fund normally will rely on the Agent and the other loan investors to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Adviser may perform such tasks on the Acquiring Fund’s behalf, although a collateral bank will typically hold any collateral on behalf of the Acquiring Fund and the other loan investors pursuant to the applicable Loan Agreement.

Offerings of Senior Loans generally are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act or registered under the Exchange Act. No active trading market may exist for some Senior Loans, and some loans may be subject to restrictions on resale. Any secondary market for Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of a seller to realize full value and thus cause a material decline in the Acquiring Fund’s NAV. In addition, the Acquiring Fund may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Acquiring Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Acquiring Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. A limited supply or relative illiquidity of Senior Loans may adversely affect the Acquiring Fund’s yield.

The Acquiring Fund may purchase and retain in its portfolio Senior Loans where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such distressed investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Acquiring Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Senior Loan.

In the process of buying, selling and holding Senior Loans, the Acquiring Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When the Acquiring Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Acquiring Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Acquiring Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower. Other fees received by the Acquiring Fund may include covenant waiver fees, covenant modification fees or other amendment fees.

Direct Assignments. The Acquiring Fund may purchase Senior Loans on a direct assignment basis. If the Acquiring Fund purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the Loan Agreement of the assigning lender and becomes a lender under the Loan Agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Acquiring Fund. For example, if such loan is foreclosed, the Acquiring Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loan Participations. The Acquiring Fund may transact in participations in Senior Loans. The participation by the Acquiring Fund in a lender’s portion of a Senior Loan typically will result in the Acquiring Fund’s having a contractual relationship only with such lender, not with the borrower. As a result, the Acquiring Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the borrower. Such indebtedness may be secured or unsecured. In connection with purchasing participations, the Acquiring Fund generally will have no right to enforce compliance by the borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Acquiring Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the participation. In the event of the insolvency of the entity selling a participation, the Acquiring Fund may be treated as a general creditor of such entity. The selling entity and other persons interpositioned between such entity and the Acquiring Fund with respect to such participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in these industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Reserve Open Market Committee’s monetary policy, governmental regulations concerning these industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Prefunded Letter of Credit Loans. The Acquiring Fund may transact in participations in prefunded letter of credit loans (a “Prefunded L/C Loan”). A Prefunded L/C Loan is a facility created by the borrower in conjunction with the agent bank as issuer of a loan, and the Prefunded L/C Loan is backed by letters of credit (each letter, an “L/C”). Each participant in a Prefunded L/C Loan (sometimes referred to as a funded letter of credit facility) fully funds its commitment amount to the agent bank for the facility. The funds are invested by the agent bank and held solely to satisfy a Prefunded L/C Loan lender’s obligation to the agent bank under the facility. The funds paid by the lenders are invested by the agent bank in deposits that pay interest, usually approximating a benchmark rate, such as LIBOR, which goes to the borrower. Generally, the borrower, via the agent bank, pays the lenders an interest rate, equivalent to the fully drawn spread plus the benchmark rate, usually LIBOR. The funds are returned to the lender upon termination of the Prefunded L/C Loan (and upon satisfaction of all obligations). Under the terms of the Prefunded L/C Loan agreement, a lender often may sell and assign all or a portion of its interest in the loan to another lender so long as the other lender is eligible and agrees to the terms and conditions of the Prefunded L/C Loan agreement.

When the borrower needs funds, it may draw against the Prefunded L/C Loan and the agent bank makes payment to the borrower by withdrawing some of the amount invested as deposits. Consequently, the lenders do not have to advance any additional funds at the time the borrower draws against the Prefunded L/C Loan facility. The Prefunded L/C Loan can be structured from the standpoint of the borrower as either (i) a revolving credit facility, where the borrower can reborrow, during the term of the loan, moneys it has paid back to the facility during the term of the loan or (ii) a delayed draw term loan where the borrower may not reborrow moneys it has repaid to the facility during the term of the loan.

When the Acquiring Fund purchases a participation in a Prefunded L/C Loan, the proceeds of the purchase are deposited in a collateral account, which backs an L/C loan by the agent bank to the borrower to support trade or other financing. The Acquiring Fund typically receives interest on the cash collateral account equal to LIBOR. Participations by the Acquiring Fund in a Prefunded L/C Loan typically will result in the Acquiring Fund’s having a contractual relationship only with the agent bank, not with the borrower. As a result, the Acquiring Fund may have the right to receive interest, fees and any repayments, if any, to which it is entitled only from the agent bank selling the participation and only upon receipt by the agent bank of such payments from the borrower. In connection with purchasing the participation in a Prefunded L/C Loan, the Acquiring Fund generally will have no right to enforce compliance by the borrower with the terms of the Prefunded L/C Loan. As a result, the Acquiring Fund may assume the credit risk of both the borrower and the agent bank selling the participation in a Prefunded L/C Loan. In the event of the insolvency of the agent bank selling a participation in a Prefunded L/C Loan, the Acquiring Fund may be treated as a general creditor of such agent bank. The agent bank will likely conduct its principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Reserve Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Loan Origination

If Proposal 2(B) is approved by the Acquiring Fund’s stockholders, the Acquiring Fund may also act as the originator for direct loans and engage in direct lending. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies, particularly companies experiencing significant business and financial difficulties, is high. There can be no assurance that the Adviser and the Fund will correctly evaluate the value of the assets collateralizing these loans or the prospects for successful repayment or a successful reorganization or similar action.

In accordance with the Order, the Acquiring Fund’s ability to acquire loans could be dependent on the existence and performance of the origination platform of Apollo (as defined below), which includes other Apollo-advised funds and enables Apollo to commit in size to multiple deals. Therefore, a decrease in Apollo’s origination platform or its inability to acquire investments suitable for the Acquiring Fund could reduce or possibly eliminate the ability of the Acquiring Fund to participate in certain loans within the Acquiring Fund’s investment objective and would have a material adverse effect on the Acquiring Fund’s performance. Other Apollo-advised funds could be subject to certain restrictions on the types of investments they can make, and such restrictions may in effect limit the types of investments the Acquiring Fund could make to the extent that the Acquiring Fund is dependent on Apollo’s origination platform.

Loan origination involves a number of particular risks that may not exist in the case of secondary debt purchases. Apollo may have to rely more on its own resources to conduct due diligence of the borrower, and such borrower may in some circumstances present a higher credit risk and/or could not obtain debt financing in the syndicated markets. As a result, the diligence is likely to be more limited than the diligence conducted for a broadly syndicated transaction involving an underwriter. Loan origination may also involve additional regulatory risks given licensing requirements for certain types of lending in some jurisdictions, and the scope of these regulatory requirements (and certain permitted exemptions) may vary from jurisdiction to jurisdiction and may change from time to time. In addition, in originating loans, the Acquiring Fund will compete with a broad spectrum of lenders, some of which may have greater financial resources than the Acquiring Fund, and some of which may be willing to lend money on better terms (from a borrower’s standpoint) than the Acquiring Fund. Increased competition for, or a diminution in the available supply of, qualifying loans may result in lower yields on such loans, which could reduce returns to the Acquiring Fund. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies, particularly companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Adviser will correctly evaluate the value of the assets collateralizing these loans or the prospects for successful repayment or a successful reorganization or similar action.

Corporate Bonds

The Acquiring Fund may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations, other business entities, governments and municipalities and other issuers. Corporate Bonds are issued with varying features and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights, call rights or other rights of the issuer). The Acquiring Fund’s investments in Corporate Bonds may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things.

The Adviser expects most of the Corporate Bonds in which the Acquiring Fund invests will be high yield bonds (i.e., “junk bonds”). An issuer of Corporate Bonds typically pays the investor a fixed rate of interest and must repay the amount borrowed on or before maturity. The investment return of Corporate Bonds reflects interest on the security and changes in the market value of the security. The market value of a Corporate Bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term Corporate Bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term Corporate Bonds. The market value of a Corporate Bond also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the market place.

Below Investment Grade Credit Instruments

The credit instruments in which the Acquiring Fund may invest typically will be rated below investment grade. Below investment grade instruments are regarded as having predominantly speculative characteristics and, while such obligations may not necessarily always have near-term vulnerability to default, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. In addition, lower quality debt securities tend to be more sensitive to general economic conditions.

Lower grade instruments, though generally higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that of higher rated instruments. Adverse conditions could make it difficult at times for the Acquiring Fund to sell certain instruments or could result in lower prices than those used in calculating the Acquiring Fund’s NAV.

The prices of credit instruments generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of instruments also is inversely related to the coupon of such instruments. Accordingly, lower grade instruments may be relatively less sensitive to interest rate changes than higher quality instruments of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade instruments potentially can have a greater effect on the value of such instruments than may be the case with higher quality issues of comparable maturity, and is expected to be a substantial factor in the Acquiring Fund’s relative share price volatility.

Although the Adviser considers credit ratings in selecting investments for the Acquiring Fund, the Adviser bases its investment decision for a particular instrument primarily on its own credit analysis and not on its credit rating. The Adviser will consider, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects.

Because of the greater number of investment considerations involved in investing in high yield instruments, the ability of the Acquiring Fund to meet its objectives depends more on the Adviser’s judgment and analytical abilities than would be the case if the Acquiring Fund invested primarily in securities in the higher rating categories. While the Adviser will attempt to reduce the risks of investing in lower rated instruments through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such instruments would substantially lessen the risks of defaults brought about by an economic downturn or recession. The Acquiring Fund is not required to diversify its portfolio and may choose not to do so.

Derivatives

The Acquiring Fund may use instruments referred to as derivatives to gain investment exposure to credit instruments. Derivatives are financial instruments the value of which is derived from a security, commodity (such as gold or oil), currency or interest rate or index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). The Acquiring Fund may, but is not required to, use derivatives for hedging purposes or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. derivatives may allow the Acquiring Fund to increase or decrease the level of risk to which the Acquiring Fund is exposed more quickly and efficiently than transactions in other types of instruments. If the Acquiring Fund invests in a derivative for speculative purposes, the Acquiring Fund will be fully exposed to the risks of loss of that derivative, which frequently is greater than the derivative’s cost. The use of derivatives may involve substantial leverage. Under normal market conditions, the use of Derivatives by the Acquiring Fund for investment or speculative purposes will not exceed 25% of the Acquiring Fund’s Managed Assets. The Acquiring Fund’s investments in derivatives will be included under the 80% policy noted above so long as the underlying asset of the applicable derivative is one or more of the types of credit instruments described in this Joint Proxy Statement/Prospectus or a related index or interest rate. The market value of a derivative instrument will be used to calculate the Acquiring Fund’s compliance with these policies. The Acquiring Fund may also use derivatives as a form of borrowing to leverage the Acquiring Fund’s portfolio (i.e., economic leverage). Using derivatives as a form of borrowing will not be subject to the Acquiring Fund’s policy to limit its use of derivatives (to 25% of its Managed Assets) for investment purposes.

Swap Agreements. The Acquiring Fund may enter into swap agreements, including interest rate and index swap agreements, for hedging purposes, as a form of leverage or to seek to obtain a particular desired return at a lower cost to the Acquiring Fund than if the Acquiring Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (e.g., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a group of securities representing a particular index). The “notional amount” of the swap agreement is only a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The Acquiring Fund’s obligations (or rights) under a swap agreement generally will be equal only to the “net amount” to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Acquiring Fund’s obligations under a swap agreement generally will be accrued daily (offset against any amounts owing to the Acquiring Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid, unencumbered assets, marked-to-market daily, to avoid potential leveraging. If the Acquiring Fund enters into a derivative contract to create economic leverage (i.e., as a form of borrowing), the Acquiring Fund generally will not seek to cover its obligations under the contract by segregating assets equal to those obligations, but such derivative contracts would be subject to the limits on borrowing and incurrence of indebtedness as described below in “Leverage.”

Credit Default Swaps. The Acquiring Fund may enter into credit default swap agreements and similar agreements. Among other purposes, credit default swaps provide investment exposure to changes in credit spreads and relative interest rates. A credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Acquiring Fund (including a group of securities representing an index). The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference asset has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference asset described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The value of a credit default swap may be highly volatile, whether or not a credit event occurs. These changes in value, which may be significant, may materially affect the Acquiring Fund’s NAV and the market price for the Acquiring Fund’s common shares.

The Acquiring Fund may be either the buyer or seller in a credit default swap agreement. If the Acquiring Fund is a buyer and no credit event occurs, the Acquiring Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Acquiring Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference asset that may have little or no value. As a seller, the Acquiring Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, the Acquiring Fund, as the seller, must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference asset that may have little or no value.

Total Return Swaps. The Acquiring Fund may enter into total return swaps. In a total return swap, the Acquiring Fund pays another party a fixed or floating short-term interest rate and receives in exchange the total return of a portfolio of underlying securities. In entering into a total return swap, the Acquiring Fund would obtain investment exposure to the portfolio of underlying securities in return for no initial payment or an initial payment that is substantially less than the aggregate purchase price of the underlying securities (the notional amount of the swap). If the other party to a total return swap defaults, the Acquiring Fund’s risk of loss generally consists of the net amount of total return payments that the Acquiring Fund is contractually entitled to receive. The Acquiring Fund bears the risk of default on the underlying loans or debt securities or other assets constituting the underlying securities, based on the notional amount of the swap. The Acquiring Fund may use total return swaps for leverage, hedging or investment purposes.

Swaptions. The Acquiring Fund, to the extent permitted under applicable law, may enter into “swaptions,” which are options on swap agreements on either an asset-based or liability-based basis. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Acquiring Fund may write (sell) and purchase put and call swaptions.

Credit-Linked Securities. Among the income producing securities in which the Acquiring Fund may invest are credit-linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Acquiring Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Options. The Acquiring Fund may purchase put and call options on securities or currencies. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or currency or its equivalent at a specified price. In contrast, a call option gives the purchaser the right to buy the underlying security or currency covered by the option or its equivalent from the writer of the option at the stated exercise price.

As a holder of a put option, the Acquiring Fund will have the right to sell the securities or currencies underlying the option and as the holder of a call option, the Acquiring Fund will have the right to purchase the securities or currencies underlying the option, in each case at their exercise price. An American style put or call option may be exercised at any time during the option exercise period while a European style put or call option may be exercised only upon expiration. A Bermudan style put or call option may be exercised at any time on fixed dates occurring during the term of the option. The Acquiring Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Acquiring Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Acquiring Fund so desires.

Indexed and Inverse Floating Rate Securities. The Acquiring Fund may invest in securities that provide a potential return based on a particular index or interest rates. To the extent the Acquiring Fund invests in these types of securities, the Acquiring Fund’s return on the securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Acquiring Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices. The Acquiring Fund may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Acquiring Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease.

Foreign Instruments

Under normal market conditions, the Acquiring Fund may invest up to 20% of its Managed Assets in credit instruments issued by foreign issuers, including issuers in emerging markets. The Acquiring Fund expects that its investment in non-U.S. issuers will be made primarily in U.S. dollar denominated securities but it reserves the right to purchase securities that are foreign currency denominated. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most non-U.S. securities markets than in the United States and, at times, greater price volatility than in the United States.

Because evidences of ownership of these securities usually are held outside the United States, the Acquiring Fund will be subject to additional risks if it invests in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. These risks will be heightened to the extent that the Acquiring Fund invests in emerging markets. Because non-U.S. securities may trade on days when the Acquiring Fund’s common shares are not traded on the exchange on which they are listed, the market value or NAV of the Acquiring Fund’s shares can change at times when common shares cannot be sold.

Foreign Currency Transactions

The Acquiring Fund may engage in foreign currency exchange transactions in connection with its investments in foreign securities, including in respect of the receipt of dividends and the settlement of securities denominated in foreign currencies. The Acquiring Fund is not required to hedge its currency exposure, if any, and the Adviser may choose not to do so. The Acquiring Fund generally will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price and for an amount set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. At the consummation of a forward contract, the Acquiring Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Acquiring Fund chooses to make delivery of the foreign currency, it may be required to obtain the currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Acquiring Fund into such currency. If the Acquiring Fund engages in an offsetting transaction, the Acquiring Fund will incur a gain or loss to the extent that there is a difference between the forward contract price and the offsetting forward contract price.

It should be noted that this method of protecting the value of the Acquiring Fund’s portfolio securities against a decline in the value of a currency, if used by the Acquiring Fund, does not eliminate fluctuations in the underlying prices of the securities. Rather, it simply establishes a rate of exchange that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain should the value of the currency increase.

Other Investment Companies

The Acquiring Fund may invest in securities of other investment companies, including exchange-traded funds, to the extent that these investments are consistent with the Acquiring Fund’s investment objectives, strategies and policies and permissible under the Investment Company Act or any applicable exemption therefrom. The Acquiring Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when the Adviser believes share prices of other investment companies offer attractive values. The Acquiring Fund may invest in investment companies that are advised by the Adviser or its affiliates to the extent permitted by applicable law.

Illiquid and Restricted Securities

The Acquiring Fund may invest up to 25% of its Managed Assets in instruments that, at the time of investment, are illiquid (generally, those securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Acquiring Fund has valued the securities). The Acquiring Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale (“restricted securities”).

Collateralized Loan Obligations

A CLO typically takes the form of a financing company (generally called a Special Purpose Vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are often Senior Loans, the assets may also include (i) subordinated loans, (ii) debt tranches of other CLOs and (iii) equity securities incidental to investments in Senior Loans. The Acquiring Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. When investing in a CLO, the Acquiring Fund intends, although is not required, to invest in a CLO consisting primarily of individual Senior Loans of borrowers and not repackaged CLO obligations from other high risk pools. A key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded for the purpose of securitizing payment claims arising out of this asset pool. On this basis, marketable securities are issued by the SPV which, due to a measure of diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

Distressed and Defaulted Securities

The Acquiring Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/ or interest at the time of acquisition by the Acquiring Fund (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks.

Equity Securities

From time to time, the Acquiring Fund may invest in or hold common stock and other equity securities incident to the purchase or ownership of a Senior Loan or Corporate Bond or in connection with a reorganization of a borrower. Investments in equity securities incidental to investment in Senior Loans or Corporate Bonds entail certain risks in addition to those associated with investments in Senior Loans or Corporate Bonds. Common stock represents an equity ownership interest in a company. Historical trends would indicate that common stock is subject to higher levels of volatility and market and issuer-specific risk than debt securities. The value of equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Acquiring Fund’s NAV. In addition, the

Acquiring Fund frequently may possess material non-public information about an issuer as a result of its ownership of a Senior Loan or Corporate Bond of an issuer. Because of prohibitions on trading in securities while in possession of material non-public information, the Acquiring Fund might be unable to enter into a transaction in a security of the issuer when it would otherwise be advantageous to do so. The equity interests held by the Acquiring Fund, if any, may not pay dividends or otherwise generate income or appreciate in value and, in fact, may decline in value. Accordingly, the Acquiring Fund may not be able to realize gains from its equity investments and any gains that the Acquiring Fund does realize may not be sufficient to contribute materially to the Acquiring Fund’s investment objective of seeking current income. Equity securities held by the Acquiring Fund may be illiquid.

Repurchase Agreements

The Acquiring Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash that would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Acquiring Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. This creates a fixed return for the Acquiring Fund and is, in effect, a loan by the Acquiring Fund. Repurchase agreements involve risks in the event of default by the other party. The Acquiring Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser. Repurchase agreements maturing in more than seven days may be considered illiquid.

Reverse Repurchase Agreements

The Acquiring Fund may generate leverage by entering into reverse repurchase agreements, under which the Acquiring Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements, which are in effect collateralized borrowings by the Acquiring Fund, are considered under current SEC staff guidance to be senior securities under the Investment Company Act unless the Acquiring Fund enters into certain offsetting transactions, owns positions covering its obligations or designates on its books and records an amount of assets equal to the amount of the Acquiring Fund’s obligations under the reverse repurchase agreements.

INVESTMENT RESTRICTIONS OF THE ACQUIRING FUND

Fundamental Investment Restrictions

Provided that Proposal 2(B) is approved by AIF’s stockholders, the following investment restrictions will be fundamental policies of the Acquiring Fund and may not be changed without the approval of the holders of a majority of the Acquiring Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subject to such stockholder approval, the Acquiring Fund may not:

1.	Make investments for the purpose of exercising control or management;

2.

Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) invest in securities directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities; and (iii) purchase and sell forward contracts, swap contracts, futures contracts and options thereon;

3.	Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law;

4.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities; or

5.	Make loans, except as permitted under the Investment Company Act, as interpreted or modified by regulatory authority having jurisdiction from time to time.*

If Proposal 2(A) is not approved, the Reorganization will not occur.

Non-Fundamental Investment Restrictions

The Acquiring Fund also will be subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Directors without the approval of the holders of a majority of the outstanding common shares or preferred stock, if any. The Acquiring Fund may not:

1.	Change or alter the Fund’s investment objectives;

2.	Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law, including any exemptive orders issued by the SEC; or

3.

Purchase any securities on margin except as may be necessary in connection with transactions described under the “The Investment Objective and Policies of the Acquiring Fund” above and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments (the deposit or payment by the Fund of initial or variation margin in connection with swaps, forward contracts, and futures contracts and options thereon is not considered the purchase of a security on margin).

Compliance with any policy or limitation of the Acquiring Fund that is expressed as a percentage of assets (other than asset coverage requirements mandated by Section 18 of the Investment Company Act with respect to the issuance of debt securities or preferred stock by the Acquiring Fund) is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Acquiring Fund’s assets or if a borrower distributes equity securities incident to the purchase or ownership of a Senior Loan or other credit instrument or in connection with a reorganization of a borrower. The Acquiring Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Acquiring Fund, to the full extent permitted by the Investment Company Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC. The asset coverage requirements for debt securities or preferred stock required by Section 18(a) of the Investment Company Act will be applied as required by Section 18, as interpreted from time to time by the SEC or other administrative or judicial bodies with jurisdiction over the Acquiring Fund.

The Acquiring Fund has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the Acquiring Fund’s Managed Assets in credit instruments and investments with similar economic characteristics. The Acquiring Fund will provide stockholders with written notice at least 60 days prior to changing this non-fundamental policy of the Acquiring Fund, unless such change was previously approved by stockholders. If, subsequent to an investment, the 80% requirement is no longer met, the Acquiring Fund’s future

*

This policy assumes approval by AIF stockholders of Proposal 2(B). Proposal 2(B) is not contingent on the consummation of the Reorganization and, regardless of whether the Reorganization is consummated, the changes to AIF’s fundamental investment restriction would become effective immediately upon approval by AIF’s stockholders.

investments will be made in a manner that will bring the Acquiring Fund into compliance with this policy. The policies expressed in this Joint Proxy Statement/Prospectus as limitations on the amount of assets the Fund may invest in particular types of securities (such as the limitations on investments in foreign securities, Derivatives, illiquid securities or securities rated CCC or Caa or lower) are non-fundamental policies of the Acquiring Fund and may be changed at any time by the Board of Directors without the approval by stockholders.

REASONS FOR THE REORGANIZATION

The Board of each Fund, including the Independent Board Members, has determined that the Reorganization is advisable and in the best interests of such Fund and its stockholders and that the interests of its existing stockholders will not be diluted with respect to NAV as a result of the Reorganization. Each Fund’s Board, including the Independent Board Members, unanimously approved the Reorganization and recommends that stockholders of such Fund approve the proposals related to the Reorganization.

The Board of each Fund discussed and considered matters relating to the Reorganization proposals at meetings held on December 14, 2020 and February 18, 2021. During the course of these meetings, the Board of each Fund requested, received and discussed information from various parties, including presentations from: (i) the Adviser regarding the rationale for the Reorganization and related proposals and potential benefits and costs that may accrue to the Funds as a result; and (ii) counsel to the Funds regarding certain duties of each Board in connection with the Reorganization. During the course of each Board’s deliberations, the Independent Board Members of each Fund were represented by separate independent counsel. The Board of each Fund considered and approved the Reorganization at a meeting of the Board of each Fund held on February 18, 2021 (the “Board Meeting”). The following is a summary of the material factors considered by the Board of each Fund in reaching their respective determinations:

•

the potential for a lower total annual expense ratio for AFT and AIF as a result of efficiencies associated with operating the larger Combined Fund, in each case as compared to the expense ratio of the respective Fund prior to the Reorganization;

•

the potential for comparable (i.e., slightly lower or higher) earnings, which is expected to allow the Combined Fund to achieve a distribution yield on NAV that is comparable to the distribution yield on NAV for each of the Funds prior to the Reorganization;

•

the compatibility of the Funds’ current and/or proposed investment objectives, policies and related risks, including that each Fund’s stockholders will continue to invest in the Combined Fund, which will have the ability to make loans to other persons as part of its investment program if Proposal 2(B) is approved;

•	the potential for greater investment flexibility and investment options for the Combined Fund as a result of the ability to make loans if Proposal 2(B) is approved;

•

the potential for greater secondary market liquidity for the Combined Fund’s common shares as a result of the larger size of the Combined Fund, which may result in tighter bid-ask spreads and better trade execution for stockholders when purchasing or selling the Combined Fund’s common shares;

•

the potential for additional research coverage and an increased focus by investors on the Combined Fund as a result of the larger public float of the Combined Fund and fewer funds in the marketplace with similar investment strategies;

•

a possible narrowing of the trading discount to NAV of the Combined Fund to the extent the discount is affected by the other potential benefits of the Reorganization (e.g., additional analyst coverage, greater secondary market liquidity, potential operating efficiencies);

•

the anticipated tax-free nature of the Reorganization and the impact on each Fund’s capital loss carryforwards (as it is generally expected that the Acquiring Fund will succeed to the capital loss carryforwards and certain unrealized losses, if any, of the Target Fund);

•

the potential for certain operating and administrative efficiencies, as the Combined Fund could have the ability to trade in larger positions and negotiate more favorable transaction terms, and certain fixed costs (e.g., printing and mailing of stockholder reports and proxy statements, legal expenses, audit fees and other expenses) would be spread across the larger asset base of the Combined Fund;

•	the expected costs of the Reorganization to the Funds, which are generally expected to be borne in an approximately equal amount by each Fund; and

•

whether the Adviser and its affiliates might benefit from the Reorganization (e.g., administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of the Target Fund as a separate fund).

Potential for a Lower Total Annual Expense Ratio. Each Board considered the fees and total annual expense ratios of its Fund (including estimated expenses of the Combined Fund after the Reorganization). Based on the information provided to the Boards, the Boards noted the potential for the total annual expense ratio of each Fund to decrease following the Reorganization, in each case as compared to the expense ratio of the Fund prior to the Reorganization. The Boards also noted the contractual management fee rate of the Combined Fund will be 1.00% of the Combined Fund’s Managed Assets, which is equal to the current contractual management fee rates of each of the Funds. Each Fund calculates its management fee on the basis of the Fund’s Managed Assets (as defined in each Fund’s advisory agreement).

Potential Effects of the Reorganization on Earnings and Distributions. Each Board noted that the Combined Fund’s earnings are expected to be comparable (i.e., the same or slightly lower or higher) to those of the Funds prior to the Reorganization. Consequently, the Combined Fund is expected to achieve a distribution yield on NAV that is comparable to the distribution yield for each of the Funds prior to the Reorganization, while offering such stockholders a comparable investment experience. A Fund’s earnings and net investment income are variables, which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the movement of interest rates and general market conditions. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganization, will remain constant. As of April 22, 2021, the distribution yield on NAV of AFT was 5.8% and the distribution yield on NAV of AIF was 5.6%. There can be no assurance that each of AFT or AIF will be able to maintain its current distribution yield on NAV or that the Combined Fund’s distribution yield on NAV will equal or exceed the Funds’ current distribution yields on NAV.

Compatibility of the Funds’ Investment Objectives, Policies and Related Risks. Each Board noted that its Fund’s stockholders, as stockholders of the Combined Fund, will remain invested in a NYSE-listed, closed-end management investment company that will have a larger combined asset base and similar (but not identical) investment policies. As a result, the style and risk/return profile of the Combined Fund’s investments will remain similar to those of the Target Fund’s and Acquiring Fund’s current investments. See “Comparison of the Funds.”

Greater Investment Flexibility and Investment Options. Each Board noted the change to the Acquiring Fund’s investment restriction proposed by the Adviser that, if approved by the Acquiring Fund’s stockholders, would provide the Acquiring Fund with greater flexibility in selecting its investments. Each Board considered that such changes could provide the Combined Fund with greater investment options, including the potential for greater diversification of portfolio investments. The Board of the Target Fund also noted that the Target Fund’s stockholders were being asked to approve an identical change to the Target Fund’s investment restriction.

Potential for Improved Secondary Market Trading and Execution. While it is not possible to predict trading levels at the time the Reorganization closes, each Board considered that the Combined Fund may provide greater secondary market liquidity for its common shares as it would be larger than either of the Funds, which may result in tighter bid-ask spreads and better trade execution for the Combined Fund’s stockholders when purchasing or selling Combined Fund shares.

Additional Research Coverage. Each Board noted that the Combined Fund may experience potential benefits from having fewer closed-end funds in the market with similar investment strategies, including additional research coverage and an increased focus by investors on the remaining funds in the market (including the

Combined Fund which would also be larger than either of the Funds). The Boards considered potential benefits from an increase in coverage and investor focus, including those related to improved secondary market trading.

Potential Effects on the Stockholder of the Premium/Discount to NAV. Each Board noted that the common shares of its Fund generally have historically traded at a discount to NAV and noted the possible narrowing of the trading discount of the Combined Fund to the extent the discount is affected by the other potential benefits of the Reorganization (e.g., additional analyst coverage, greater secondary market liquidity and potential operating efficiencies). The Target Fund’s Board noted that, to the extent the Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganization, the Target Fund’s stockholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. The Target Fund’s Board also noted that, to the extent the Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganization, the Target Fund’s stockholders may be negatively impacted if the Reorganization is consummated. The Board of the Acquiring Fund noted that Acquiring Fund stockholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Combined Fund improves.

Anticipated Tax-Free Reorganization; Capital Loss Carryforwards. Each Board noted that it is anticipated that stockholders of its Fund will recognize no gain or loss for U.S. federal income tax purposes as a result of the Reorganization (except with respect to cash received in lieu of fractional shares), as the Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Each Board also considered that capital loss carryforwards of the Combined Fund attributable to the Target Fund, if any, will be subject to tax loss limitation rules by reason of the Target Fund undergoing an ownership change in the Reorganization. Each Board also considered that the ability of its Fund to fully utilize its existing capital loss carryforwards, if any, and that the actual effect of the loss limitation rules depends on many variables and assumptions, including projected performance, and is, therefore, highly uncertain.

Potential for Operating and Administrative Efficiencies. Each Board noted that, in addition to the potential for increased portfolio flexibility, the Combined Fund may achieve certain operating and administrative efficiencies as a result of its larger combined asset base, as the Combined Fund could have the ability to trade in larger positions and negotiate more favorable transaction terms. In addition, certain fixed costs (e.g., printing and mailing of stockholder reports and proxy statements, legal expenses, audit fees and other expenses) would be spread across the larger asset base of the Combined Fund.

Expected Costs of the Reorganization. Each Board considered the terms and conditions of the Reorganization Agreement, including the estimated costs associated with the Reorganization. The Boards noted that, unless specifically allocated, the majority of those costs will be allocated equally between the Funds. The Boards also noted that each Fund would be responsible for the expenses arising from the proposed Reorganization even if the Reorganization is not consummated.

Potential Benefits to the Adviser and its Affiliates. Each Board recognized that the Reorganization may result in some benefits for the Adviser and its affiliates. These may include, for example, administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of the Target Fund as a separate fund.

Other Considerations. Each Board noted that the aggregate NAV (not the market value) of the common shares of the Acquiring Fund that Target Fund stockholders will receive in the Reorganization is expected to equal the aggregate NAV (not the market value) of the Target Fund’s common shares that Target Fund stockholders owned immediately prior to the Reorganization, and the NAV of the Target Fund’s common shares will not be diluted as a result of the Reorganization. In general, no fractional common shares of the Acquiring Fund will be issued to stockholders in connection with the Reorganization (except that certain accounts permitting fractional shares, such as accounts held directly at the transfer agent, may be issued fractional shares), and Target Fund stockholders will receive cash in lieu of such fractional shares.

Each Board also noted that each Fund is organized as a Maryland corporation and, as a result, each Fund’s stockholders have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, appraisal, conversion or exchange rights.

Conclusion. Each Board, including the Independent Board Members, unanimously approved the Reorganization, concluding that the Reorganization is in the best interests of its Fund and that the interests of existing stockholders of such Fund will not be diluted as a result of the Reorganization. This determination was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to its Fund and stockholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

The Target Fund’s Board, including its Independent Board Members, unanimously recommends that stockholders of AFT vote “FOR” Proposal 1(A).

The Acquiring Fund’s Board, including its Independent Board Members, unanimously recommends that stockholders of AIF vote “FOR” Proposal 2(A).

Subject to the requisite approval of the stockholders of the Target Fund and the Acquiring Fund, it is expected that the Closing Date will be sometime during the third quarter of 2021, but it may be at a later date as determined by the Boards.

MANAGEMENT OF THE FUNDS

The Board

The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act and under applicable state law. A list of the Board Members, a brief biography for each Board Member and additional information relating to the Board are included in the Statement of Additional Information.

The Adviser

Apollo Credit Management, LLC serves as the Fund’s investment adviser. The principal executive offices of the Adviser are located at 9 West 57th Street, New York, NY 10019. The Adviser is a Delaware limited liability company that is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser may draw upon the experience of its affiliates, including Apollo Global Management, Inc. and its subsidiaries and affiliates (“Apollo”). Apollo is a leading global alternative investment manager with offices in New York, Los Angeles, San Diego, Houston, Bethesda, London, Frankfurt, Madrid, Luxembourg, Mumbai, Delhi, Singapore, Hong Kong, Shanghai and Tokyo. Apollo had assets under management of approximately $455 billion as of December 31, 2020 in credit, private equity, and real assets funds invested across a core group of nine industries where Apollo has considerable knowledge and resources.

The Adviser provides certain investment advisory, management and administration services to the Funds pursuant to investment advisory agreements with the Funds. A discussion regarding the basis of the Board of Directors’ approval of the Investment Advisory and Management Agreement for AFT is available in AFT’s semi-annual report to stockholders dated June 30, 2020. A discussion regarding the basis of the Board of Directors’ approval of the Investment Advisory Agreement for AIF is available in AIF’s semi-annual report to stockholders dated June 30, 2020.

Each Fund and the Adviser have entered into an Administrative Services and Expense Reimbursement Agreements pursuant to which the Adviser provides certain administrative services, personnel and facilities to the Funds and performs operational services necessary for the operation of the Funds not otherwise provided by other service providers of the Funds. These services may include, without limitation, certain bookkeeping and recordkeeping services, compliance and legal services, investor relations assistance, and accounting and auditing support. Pursuant to these agreements, the Funds will reimburse the Adviser at cost, at the Adviser’s request, for certain costs and expenses incurred by the Adviser that are necessary for the administration and operation of the Funds. In addition, the Adviser or one of its affiliates may pay certain expenses on behalf of the Funds and then allocate these expenses to the Funds for reimbursement.

The Portfolio Managers

Unless otherwise indicated, the information below is provided as of the date of this Joint Proxy Statement/Prospectus.

The following investment professionals currently have primary responsibility for the day-to-day implementation of the Funds’ strategies and will have primary responsibility for the day-to-day implementation of the Combined Fund’s strategy:

Joseph Moroney, Mr. Moroney is the Adviser’s Senior Partner, Co-Head of Global Corporate Credit and serves as the President and Chief Executive Officer for each of AFT and AIF. He joined Apollo in 2008 as the Head of Apollo’s Global Performing Credit Group. Prior to joining Apollo, Mr. Moroney was with Aladdin Capital Management where he served as the Senior Managing Director of its Leveraged Loan Group. Mr. Moroney’s investment management career spans 27 years, with experience at various leading financial services firms including Merrill Lynch Investment Managers and MetLife Insurance. Mr. Moroney graduated from Rutgers University with a BS in ceramic engineering and is a member of the Board of Overseers Emeriti of the Rutgers Foundation. He is a Chartered Financial Analyst and a member of the NYSSA.

James Vanek. Mr. Vanek is a Partner and the co-head of Apollo’s Global Performing Credit business. Mr. Vanek joined the firm in 2008, and before that he was Associate Director, Loan Sales & Trading in the Leveraged Finance group at Bear Stearns. He is a board member of the Loan Syndications and Trading Association, a leading advocate for the US syndicated loan market. Mr. Vanek graduated from Duke University with a BS in economics and a BA in computer science, and received his MBA from Columbia Business School.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund.

Legal Proceedings

None.

Other Service Providers

The professional service providers for the Funds are as follows:

Service	Service Providers to the Funds

Investment Adviser	Apollo Credit Management, LLC

Administrator	U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202

Service	Service Providers to the Funds

Custodian	U.S. Bank N.A. Corporate Trust Services 1 Federal Street Boston, MA 02110

Transfer Agent	American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 30 Rockefeller Plaza New York, NY 10112

Fund Counsel	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019

All securities owned by each Fund and all cash, including proceeds from the sale of securities in the Funds’ investment portfolios, are held by U.S. Bank N.A., Corporate Trust Services, 1 Federal Street, Boston, MA 02110, as custodian. American Stock Transfer & Trust Company, LLC serves as each Fund’s transfer agent with respect to each Fund’s common shares.

It is not anticipated that the Reorganization will result in any change in the organizations providing services to the Acquiring Fund as set forth above. As a result of the Reorganization, the service providers to the Acquiring Fund are anticipated to be the service providers to the Combined Fund.

Capitalization

The Board of each Fund may authorize separate classes or series of stock, including preferred stock, from time to time, by setting or changing of preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption for each class or series. The tables below set forth (i) the capitalization of the Funds as of April 22, 2021, and (ii) the pro forma capitalization of the Combined Fund as if the proposed Reorganization had occurred on April 22, 2021.

Capitalization as of April 22, 2021 (Unaudited)

	AFT	AIF
Net assets	$257,994,581	$240,512,152
Common Shares outstanding(a)	15,573,061	14,464,026
NAV per share	$16.57	$16.63

	AFT		AIF		Adjustments			Pro Forma Combined Fund (AIF as Surviving Fund)
Net assets	$257,703,944	(b)	$240,222,006	(b)	$			$497,925,950
Common Shares outstanding(a)	15,573,061		14,464,026			(56,429	)(c)	29,980,658
NAV per share	$16.55		$16.61					$16.61

(a)	Based on the number of outstanding shares of common stock listed in “Outstanding Common Shares” table.
(b)

Reflects additional non-recurring aggregate estimated reorganization expenses of approximately $290,000 per Fund that have not already been incurred. Total non-recurring aggregate reorganization expenses are estimated to be $401,000 per Fund. Because of the expected benefits outlined above for each Fund, and because, over time, there are expected expense savings for AFT and a lower but comparable expected expense ratio for AIF following the Reorganization, potential benefits to AIF from the changes to its investment policies and restrictions, as well as other benefits for each Fund, the Adviser recommended and the Boards have approved that each Fund be responsible for its own Reorganization expenses. Unless specifically allocated, the majority of the expenses will be allocated equally between the Funds. See “Reasons for the Reorganization.” The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.

(c)	Reflects adjustments due to differences in per share NAV.

ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

General

All outstanding shares of common stock of each Fund are duly authorized, fully paid and nonassessable. All shares of common stock of each Fund are of the same class and will have identical rights. Holders of shares of common stock are entitled to receive distributions when, as and if authorized by the Fund’s Board and declared by the Fund out of assets legally available for the payment of distributions. Common stockholders have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities. Shares of common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All shares of common stock have equal earnings, assets, distribution, liquidation and other rights.

Purchase and Sale

Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer.

Outstanding Common Shares as of December 31, 2020

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
AFT	Common Stock	999,998,466	None	15,573,061
AIF	Common Stock	1,000,000,000	None	14,464,026

Share Price Data

The following tables set forth the high and low market prices for common shares of each Fund on the NYSE, for each full quarterly period within each Fund’s two most recent fiscal years and each full quarter since the beginning of each Fund’s current fiscal year, along with the NAV per share and discount or premium to NAV for each quotation.

AFT	Market Price		NAV per share		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low

March 31, 2021	$15.03	$14.30	$16.49	$16.15	(8.85)%	(11.46)%

December 31, 2020	$14.46	$12.57	$16.20	$15.44	(10.74)%	(18.59)%

September 30, 2020	$13.00	$12.17	$15.49	$14.83	(16.07)%	(17.94)%

June 30, 2020	$12.68	$10.84	$14.94	$13.20	(15.13)%	(17.88)%

March 31, 2020	$15.63	$9.10	$16.93	$13.37	(7.68)%	(31.94)%

December 31, 2019	$15.25	$14.48	$16.91	$16.58	(9.82)%	(12.67)%

September 30, 2019	$15.28	$14.40	$17.01	$16.72	(10.17)%	(13.88)%

June 30, 2019	$15.39	$14.60	$17.11	$16.87	(10.05)%	(13.46)%

March 31, 2019	$15.21	$14.33	$16.96	$16.37	(10.32)%	(12.46)%

AIF	Market Price		NAV per share		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low

March 31, 2021	$14.95	$14.24	$16.49	$16.33	(9.34)%	12.80%

December 31, 2020	$14.48	$12.51	$16.27	$15.34	(11.00)%	(18.45)%

September 30, 2020	$13.01	$12.20	$15.36	$14.66	(15.30)%	(16.78)%

June 30, 2020	$12.79	$10.42	$14.76	$12.79	(13.35)%	(18.53)%

March 31, 2020	$15.85	$8.85	$16.91	$13.15	(6.27)%	(32.70)%

December 31, 2019	$15.19	$14.62	$16.78	$16.42	(9.48)%	(10.96)%

September 30, 2019	$15.29	$14.53	$16.74	$16.72	(8.66)%	(13.10)%

June 30, 2019	$15.01	$14.35	$16.90	$16.64	(11.18)%	(13.76)%

March 31, 2019	$14.91	$13.72	$16.67	$16.12	(10.56)%	(14.89)%

As of April 22, 2021, AFT’s discount to NAV was -7.66% or $1.27 per share ($16.57 NAV per share, $15.30 market price per share) and AIF’s discount to NAV was -8.48% or $1.41 per share ($16.63 NAV per share, $15.22 market price per share).

Performance Information

The performance table below illustrates the past performance of an investment in common shares of each Fund by setting forth the average annual total returns for the Funds for the periods indicated. A Fund’s past performance does not necessarily indicate how its common shares will perform in the future.

Average Annual Total Returns as of December 31, 2020

Fund	Trailing 12-month Distribution Yield based on December 31, 2020 NAV	One Year ended December 31, 2020 based on NAV	One Year ended December 31, 2020 based on Market Price	Since Inception ended December 31, 2020 based on NAV	Since Inception ended December 31, 2020 based on Market Price	Inception Date
AFT	5.70%	2.99%	2.75%	5.77%	4.05%	02/23/11
AIF	5.91%	4.71%	3.99%	6.92%	4.73%	02/25/13

DISTRIBUTIONS

The distribution policy of the Acquiring Fund will be the dividend and distribution policy for the Combined Fund. The Acquiring Fund intends to make regular monthly cash distributions of all or a portion of its net investment income to common stockholders. The Acquiring Fund intends to pay common stockholders at least annually all or substantially all of its net investment income after the payment of dividends and interest, if any, owed with respect to any outstanding preferred stock and/or notes or other forms of leverage utilized by the Acquiring Fund. The Acquiring Fund intends to pay any capital gains distributions at least annually. If the Acquiring Fund makes a long-term capital gain distribution, it will be required to allocate such gain between the common shares and any preferred stock issued by the Acquiring Fund in proportion to the total dividends paid to each class for the year in which the income is realized.

The U.S. federal income tax treatment and characterization of the Acquiring Fund’s distributions may vary significantly from time to time because of the varied nature of the Acquiring Fund’s investments. In light of the Acquiring Fund’s investment policies, the Acquiring Fund anticipates that the Investment Company Act will require it to accompany each monthly distribution with a statement setting forth the estimated source (as between net income, capital gains and return of capital) of the distribution made. The Acquiring Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate U.S. federal income tax characterization of the Acquiring Fund’s distributions made in a calendar or fiscal year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Acquiring Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Acquiring Fund’s investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Acquiring Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), a portion of each distribution paid with respect to such taxable year would generally be treated as a tax-free return of capital reducing the amount of a stockholder’s tax basis in such stockholder’s shares. When you sell your shares in the Acquiring Fund, the amount, if any, by which your sales price exceeds your basis in the Fund’s shares is gain subject to tax. Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares, all other things being equal. To the extent that the amount of any return of capital distribution exceeds the stockholder’s remaining basis in such stockholder’s shares, the excess will be treated as gain from a sale or exchange of the shares.

Various factors will affect the level of the Acquiring Fund’s income, including the asset mix, the average maturity of the Acquiring Fund’s portfolio and default rates, the amount of leverage utilized by the Acquiring Fund, if any, and any use of hedging activities by the Acquiring Fund. To permit the Acquiring Fund to maintain a more stable monthly distribution, the Acquiring Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Acquiring Fund for any particular monthly period may be more or less than the amount of income actually earned by the Acquiring Fund during that period. The Board of Directors may elect to change the Acquiring Fund’s distribution policy at any time.

The distributions for any full or partial year might not be made in equal amounts and one distribution may be larger than the other. The Acquiring Fund will make a distribution only if authorized by the Acquiring Fund’s Board of Directors and declared by the Acquiring Fund out of assets legally available for these distributions. The Acquiring Fund may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. Under certain circumstances, the Acquiring Fund may pay one or more distributions that may result in a return of capital to stockholders, which would reduce the Acquiring Fund’s NAV and, over time, potentially increase the Acquiring Fund’s expense ratio. If the Acquiring Fund distributes a return of capital, it means that the Acquiring Fund is returning to stockholders a portion of their investment rather than making a distribution that is funded from the Acquiring Fund’s earned income or other profits.

Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder generally limit the Acquiring Fund to one long-term capital gain distribution per year, subject to certain exceptions.

DIVIDEND REINVESTMENT PLAN

The dividend reinvestment plan of the Acquiring Fund will be the dividend reinvestment plan for the Combined Fund. The dividend reinvestment plan of the Target Fund is substantially the same as that of the Acquiring Fund.

Unless a stockholder specifically elects to receive common stock of the Acquiring Fund as set forth below, all net investment income dividends and all capital gains distributions declared by the Board will be payable in cash.

A stockholder may elect to have net investment income dividends and capital gains distributions reinvested in common stock of the Acquiring Fund. To exercise this option, such stockholder must notify AST, the plan administrator and the Acquiring Fund’s transfer agent and registrar, in writing so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the Board for the net investment income dividend and/or capital gains distribution involved.

The plan administrator will set up an account for shares acquired pursuant to the plan for each stockholder that elects to receive dividends and distributions in additional shares of common stock of the Acquiring Fund (each a “Participant”). The plan administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the plan administrator’s name or that of its nominee.

The shares are acquired by the plan administrator for a Participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Acquiring Fund (“Newly Issued Shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the NAV per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares of common stock to be credited to the Participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per share on the date the shares are issued, unless the NAV is less than 95% of the then current market price per share, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per share. If, on the dividend payment date, the NAV per share is greater than the market value (such condition being referred to as “market discount”), the plan administrator will invest the dividend amount in shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Acquiring Fund. If a Participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15 transaction fee plus a 12¢ per share brokerage commission from the proceeds.

Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from the Acquiring Fund will be equal to the total dollar amount of the dividend payable to the stockholders. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.astfinancial.com, by filling out the transaction request form located at the bottom of the Participant’s statement and sending it to the plan administrator at American Stock Transfer and Trust Company, LLC, P.O. Box 922 Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator at 1-877-864-4834.

The plan may be terminated by the Acquiring Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Acquiring Fund. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company, LLC, 6201 15th Avenue, Brooklyn NY 11219.

CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND EACH FUND’S CHARTER AND BYLAWS

AFT was incorporated under the laws of the State of Maryland on September 30, 2010. AIF was incorporated under the laws of the State of Maryland on July 25, 2011. The Maryland General Corporation Law and each Fund’s charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire a Fund by means of a tender offer, proxy contest or otherwise, including because each Fund is subject to the MCSAA. These provisions are designed to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of a Fund to negotiate first with the Board of Directors of such Fund. The Funds believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Each Fund’s Board of Directors is divided into three classes of Directors serving staggered three-year terms. Upon expiration of their current terms, Directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and each year one class of Directors will be elected by the stockholders. A classified board may render a change in control of the Fund or the removal of the Fund’s incumbent management more difficult. The Fund believes, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of the Fund’s management and policies.

Election of Directors

Each Fund’s charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of Directors will be required to elect a Director. Pursuant to each Fund’s charter, the Board of Directors may amend the bylaws from time to time to alter the vote required to elect a Director.

Number of Directors; Vacancies; Removal

Each Fund’s charter provides that the number of Directors will be set only by the Board of Directors in accordance with the Fund’s bylaws. Each Fund’s bylaws provide that a majority of the entire Board of Directors may at any time increase or decrease the number of Directors. However, unless each Fund’s bylaws are amended, the number of Directors cannot be less than the minimum number required by the Maryland General Corporation Law or more than 12 (with respect to AFT) or 15 (with respect to AIF).

Each Fund’s charter provides that the Fund has elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. For that reason, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the Directors remaining in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

Each Fund’s charter provides that a Director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of Directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for each Fund’s charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund’s bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting of stockholders.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Each Fund’s bylaws provide that, with respect to an annual meeting of stockholders, the nomination of individuals for election as Directors and the proposal of other business to be considered by the Fund’s stockholders may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a stockholder of the Fund who was a stockholder of record both at the time the stockholder provides the notice required by the Fund’s bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on such other business and who has complied with the advance notice requirements of, and provided the information required by, the Fund’s bylaws. With respect to special meetings of each Fund’s stockholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as directors at a special meeting of stockholders may be made only (i) by or at the direction of the Board of Directors or (ii) if the special meeting has been called in accordance with the Fund’s bylaws for the purpose of electing directors, by any stockholder of the Fund who is a stockholder of record both at the time the stockholder provides the notice required by the Fund’s bylaws and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice requirements of, and provided the information required by, the Fund’s bylaws.

Calling of Special Meetings of Stockholders

Each Fund’s bylaws provide that special meetings of the Fund’s stockholders may be called by the Board of Directors and certain of the Fund’s officers. The Fund’s bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders must be called by the secretary of the Fund upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. Each Fund’s secretary will inform the requesting stockholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Fund’s proxy materials), and the requesting stockholders must pay the estimated cost before the secretary may prepare and mail notice of the special meeting.

Approval of Extraordinary Corporate Action; Amendment of the Fund’s Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, sell all or substantially all of its assets or engage in a statutory share exchange, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

Each Fund’s charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter, except that the Fund’s charter provides that the following matters require the approval of stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter:

•

amendments to the provisions of the Fund’s charter relating to the classification of the Board of Directors, the power of the Board of Directors to fix the number of directors and to fill vacancies on the Board and the vote required to elect or remove a Director;

•

charter amendments that would convert the Fund from a closed-end company to an open-end company or make the Fund’s common stock a redeemable security (within the meaning of the Investment Company Act);

•	the liquidation or dissolution of the Fund or charter amendments to effect the liquidation or dissolution of the Fund;

•	amendments to the provisions of the Fund’s charter relating to the vote required to approve the dissolution of the Fund, charter amendments and extraordinary transactions;

•

any merger, consolidation, statutory share exchange or sale or exchange of all or substantially all of the Fund’s assets that the Maryland General Corporation Law requires be approved by the Fund’s stockholders; or

•

any transaction between the Fund, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of Directors generally, or any affiliate of such a person, group or member of such a group (collectively “Transacting Persons”), on the other hand.

However, if such amendment, proposal or transaction is approved by at least two-thirds of each Fund’s continuing directors (in addition to approval by the Board of Directors), the amendment, proposal or transaction may instead be approved by a majority of the votes entitled to be cast on such amendment, proposal or transaction, except that any transaction including Transacting Persons that would not otherwise require stockholder approval under the Maryland General Corporation Law would not require further stockholder approval unless another provision of the Fund’s charter requires such approval. The “continuing directors” are defined in each Fund’s charter as its current Directors and Directors whose nomination for election by the Fund’s stockholders or whose election by the Directors to fill a vacancy on the Board is approved by a majority of the continuing directors then serving on the Board of Directors.

Each Fund has opted into, and each Fund’s amended and restated bylaws state that the Fund is subject to, the MCSAA. The MCSAA provides that, subject to certain exceptions, holders of “control shares” acquired in a control share acquisition have no voting rights with respect to such shares except to the extent approved at a special stockholder meeting by the affirmative vote of two-thirds of all disinterested shares entitled to be cast on the matter. “Control shares” are generally defined in the MCSAA as shares of stock that, if aggregated with all other shares of stock that are either (i) owned by a person or (ii) as to which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, would entitle that person, directly or indirectly, to exercise or direct the exercise of the voting power in electing directors above various thresholds of voting power starting at 10%. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. Additionally, a Maryland corporation has a right to redeem outstanding control shares for which stockholders have not yet approved voting rights and may permit certain stockholders to exceed the thresholds without causing their shares to become control shares to the extent described in its governing documents. The bylaws also provide that the stockholders of the Fund are not entitled to exercise the rights of any objecting stockholder and that the provisions of the MCSAA shall not apply to the voting rights of the holders of any preferred stock (but only with respect to such preferred stock) nor the voting rights of any person acquiring shares in a control share acquisition if, prior to the acquisition, the person obtains approval of the Board exempting the acquisition. Reference should be made to the bylaws on file with the SEC for the full text of these provisions.

Each Fund’s charter and bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Fund’s bylaws and to make new bylaws.

VOTING RIGHTS

Voting rights are identical for the stockholders of each Fund. Each outstanding share of common stock generally entitles the holder to cast one vote on all matters submitted to a vote of the Fund’s stockholders, including the election of Directors. The presence of common stockholders entitled to cast a majority of the votes entitled to be cast at a meeting of the Fund’s stockholders constitutes a quorum at the meeting, except with respect to any matter that, under applicable law or the Fund’s charter requires a separate vote of one or more classes of the Fund’s stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter will constitute a quorum.

The Fund’s charter provides that, except as may otherwise be provided in the Fund’s bylaws, Directors will be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. There is no cumulative voting in the election of Directors. Consequently, at each annual meeting of the Fund’s stockholders, the holders of a majority of the outstanding shares of stock entitled to vote in the election of such Directors will be able to elect all of the successors of the class of Directors whose terms expire at that meeting. If any shares of preferred stock are outstanding, holders of any outstanding preferred stock will have the exclusive right to elect two of the Fund’s Directors at all times. Pursuant to the Fund’s charter and bylaws, the Board of Directors may amend the bylaws from time to time to alter the vote required to elect a Director.

Under the rules of the NYSE applicable to listed companies, the Fund will be required to hold an annual meeting of stockholders in each fiscal year. If for any reason the common stock is not listed on the NYSE (or any other national securities exchange, the rules of which require annual meetings of the Fund’s stockholders) or such rule otherwise ceases to apply to the Fund, the Fund may amend its bylaws so that the Fund is not otherwise required to hold annual meetings of stockholders.

APPRAISAL RIGHTS

Each Fund’s charter provides that no stockholder of the Fund will be entitled to exercise appraisal rights (rights of an objecting stockholder under Title 3 Subtitle 2 of the Maryland General Corporation Law) unless the Fund’s Board of Directors determines that such rights apply, with respect to all of any class or series of stock or any proportion of the shares thereof, to a particular transaction or all transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights. The Board of Directors of each Fund has not made such a determination.

FINANCIAL HIGHLIGHTS

Apollo Senior Floating Rate Fund Inc. (AFT)

The Financial Highlights table is intended to help you understand AFT’s financial performance for the years shown. Certain information reflects the financial results for a single AFT common share. The total returns in the table represent the rate an investor would have earned or lost on an investment in AFT (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the years shown has been audited by Deloitte & Touche LLP, AFT’s independent registered public accounting firm. Financial statements for the fiscal year ended December 31, 2020 and the Report of the Independent Registered Public Accounting Firm thereon appear in AFT’s Annual Report for the fiscal year ended December 31, 2020, which is available upon request.

Apollo Senior Floating Rate Fund Inc.

Financial Highlights

For a Common Share Outstanding

Per Common Share Operating Performance:	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Net Asset Value, Beginning of Year	$ 16.94	$ 16.34	$ 17.86	$ 18.07	$ 16.92

Income from Investment Operations:
Net investment income (a)	0.98	1.21	1.25	1.13	1.24
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	(0.75)	0.59	(1.51)	(0.18)	1.15

Total from investment operations	0.23	1.80	(0.26)	0.95	2.39

Less Distributions Paid to Common Shareholders from:
Net investment income	(1.02)	(1.20)	(1.26)	(1.16)	(1.24)

Total distributions paid to Common Shareholders	(1.02)	(1.20)	(1.26)	(1.16)	(1.24)

Net Asset Value, End of Year	$ 16.15	$ 16.94	$ 16.34	$ 17.86	$ 18.07
Market Value, End of Year	$ 14.40	$ 15.14	$ 14.39	$ 16.22	$ 17.40
Total return based on net asset value (b)	2.99%	12.35%	(0.98)%	5.80%	15.33%
Total return based on market value (b)	2.75%	14.02%	(3.98)%	(0.22)%	24.03%

Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of total expenses to average net assets	3.12%	4.01%	3.84%	3.33%	3.21%
Ratio of net expenses to average net assets	3.12%	4.01%	3.84%	3.33%	3.21%
Ratio of net investment income to average net assets	6.37%	7.23%	7.10%	6.24%	7.11%
Supplemental Data:
Portfolio turnover rate	93.6%	101.2%	122.4%	102.2%	109.5%
Net assets at end of year (000’s)	$ 251,534	$ 263,807	$ 254,427	$278,070	$281,328

Senior Securities:
Principal loan outstanding (in 000’s)	$ 121,000	$ 141,000	$ 141,000	$141,000	$141,000
Asset coverage per $1,000 of loan outstanding (c)	$ 3,079	$ 2,871	$ 2,804	$ 2,972	$ 2,995

(a) Based on the weighted average outstanding shares.

(b) Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.

(c) Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

Apollo Senior Floating Rate Fund Inc.

Financial Highlights

For a Common Share outstanding throughout the period

Per Common Share Operating Performance:	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Period Ended December 31, 2011 (a)
Net Asset Value, Beginning of Period	$ 18.30	$ 19.12	$ 18.73	$ 17.68	$ 19.10(b)

Income from Investment Operations:
Net investment income (c)	1.22	1.18	1.34	1.39	1.00
Net realized and unrealized gain/(loss) on investments	(1.37)	(0.75)	0.35	1.10	(1.46)
Distributions from net investment income to Series A Preferred Shareholders	—	(0.02)	(0.04)	(0.05)	(0.02)

Total from investment operations	(0.15)	0.41	1.65	2.44	(0.48)

Less Distributions Paid to Common Shareholders from:
Net investment income	(1.23)	(1.23)	(1.26)	(1.38)	(0.88)
Net realized gain on investments	—	—	—	(0.01)	(0.02)

Total distributions paid to Common Shareholders	(1.23)	(1.23)	(1.26)	(1.39)	(0.90)

Common Share offering charges to paid-in capital	—	—	—	—	(0.04)

Net Asset Value, End of Period	$ 16.92	$ 18.30	$ 19.12	$ 18.73	$ 17.68
Market Value, End of Period	$ 15.15	$ 16.63	$ 18.10	$ 18.77	$ 16.01
Total return based on net asset value (d)	(0.52)%	2.63%	9.19%	14.23%	(2.43)%(e)
Total return based on market value (d)	(1.98)%	(1.48)%	3.14%	26.41%	(15.62)%(e)

Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of total expenses to average net assets	3.01%	3.07%	3.00%	3.21%	2.99%(f)
Ratio of net expenses to average net assets	3.01%	3.07%	3.00%	3.18%	2.88%(f)
Ratio of net investment income to average net assets	6.71%	6.22% (g)	7.03% (g)	7.51% (g)	6.49%(f)(g)
Ratio of net investment income to average net assets net of distributions to Series A Preferred Shareholders	—	6.13%	6.80%	7.25%	6.33%(f)
Supplemental Data:
Portfolio turnover rate	66.1%	80.0%	72.0%	66.6%	41.5%(e)
Net assets at end of period (000’s)	$ 263,438	$ 284,992	$ 297,731	$ 290,822	$273,650

Senior Securities:
Total Series A Preferred Shares outstanding	—	—	1,534	1,534	1,534
Liquidation and market value per Series A Preferred Shares	—	—	$ 20,000	$ 20,000	$ 20,000
Asset coverage per share (h)	—	—	$ 294,078	$ 289,574	$278,380
Principal loan outstanding (in 000’s)	$ 149,269	$ 149,269	$ 122,705	$ 122,705	$122,705
Asset coverage per $1,000 of loan outstanding	$ 2,765(i)	$ 2,909(i)	$ 3,676(j)	$ 3,620(j)	$ 3,480(j)

(a) From February 23, 2011 (commencement of operations) to December 31, 2011.

(b) Net of sales load of $0.90 per share of initial offering.

(c) Based on weighted average outstanding shares.

(d) Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.

(e) Not annualized.

(f) Annualized.

(g) Net investment income ratio does not reflect payment to preferred shareholders.

(h) Calculated by subtracting the Fund’s total liabilities (not including the Series A Preferred Shares and borrowings outstanding) from the Fund’s total assets, and dividing this by the number of Series A Preferred Shares outstanding.

(i) Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

(j) Calculated by subtracting the Fund’s total liabilities (not including the Series A Preferred Shares and borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

Apollo Tactical Income Fund Inc. (AIF)

The Financial Highlights table is intended to help you understand AIF’s financial performance for the years shown. Certain information reflects the financial results for a single AIF common share. The total returns in the table represent the rate an investor would have earned or lost on an investment in AIF (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the years shown has been audited by Deloitte & Touche LLP, AIF’s independent registered public accounting firm. Financial statements for the fiscal year ended December 31, 2020 and the Report of the Independent Registered Public Accounting Firm thereon appear in AIF’s Annual Report for the fiscal year ended December 31, 2020, which is available upon request.

Apollo Tactical Income Fund Inc.
Financial Highlights

For a Common Share Outstanding

Per Common Share Operating Performance:	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Net Asset Value, Beginning of Year	$ 16.85	$ 16.07	$ 17.44	$ 17.18	$ 15.97

Income from Investment Operations:
Net investment income (a)	1.02	1.25	1.33	1.27	1.50
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	(0.54)	0.77	(1.38)	0.28	1.23

Total from investment operations	0.48	2.02	(0.05)	1.55	2.73

Less Distributions Paid to Common Shareholders from:
Net investment income	(1.06)	(1.24)	(1.32)	(1.29)	(1.52)

Total distributions paid to Common Shareholders	(1.06)	(1.24)	(1.32)	(1.29)	(1.52)

Net Asset Value, End of Year	$ 16.27	$ 16.85	$ 16.07	$ 17.44	$ 17.18
Market Value, End of Year	$ 14.48	$ 15.10	$ 13.77	$ 15.75	$ 15.43
Total return based on net asset value (b)	4.71%	13.97%	0.47%	9.87%	19.34%
Total return based on market value (b)	3.99%	19.20%	(4.67)%	10.47%	23.24%

Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of total expenses to average net assets	3.16%	4.03%	3.85%	3.53%	3.36%
Ratio of net expenses to average net assets	3.16%	4.03%	3.85%	3.53%	3.36%
Ratio of net investment income to average net assets	6.72%	7.53%	7.65%	7.27%	9.20%
Supplemental Data:
Portfolio turnover rate	96.4%	112.3%	130.9%	111.8%	111.6%
Net assets at end of year (000’s)	$ 235,278	$ 243,751	$ 232,432	$ 252,265	$ 248,424

Senior Securities:
Principal loan outstanding (in 000’s)	$ 110,000	$ 126,500	$ 126,500	$ 138,000	$ 138,000
Asset coverage per $1,000 of loan outstanding (c)	$ 3,139	$ 2,927	$ 2,837	$ 2,828	$ 2,800

(a) Based on the weighted average outstanding shares.

(b) Total Return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.

(c) Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

Apollo Tactical Income Fund Inc.
Financial Highlights

For a Common Share outstanding throughout the period

Per Common Share Operating Performance:	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period Ended December 31, 2013(a)
Net Asset Value, Beginning of Period	$ 18.21	$ 19.51	$ 19.10(b)

Income from Investment Operations:
Net investment income (c)	1.48	1.50	1.03
Net realized and unrealized gain/(loss) on investments	(2.16)	(1.14)	0.39

Total from investment operations	(0.68)	0.36	1.42

Less Distributions Paid to Common Shareholders from:
Net investment income	(1.55)	(1.50)	(0.96)
Net realized gain on investments	(0.01)	(0.16)	(0.01)

Total distributions paid to Common Shareholders	(1.56)	(1.66)	(0.97)

Common share offering charges to paid-in capital	—	—	(0.04)

Net Asset Value, End of Period	$ 15.97	$ 18.21	$ 19.51
Market Value, End of Period	$ 13.89	$ 15.96	$ 18.00
Total return based on net asset value (d)	(2.91)%	2.63%	7.94%(e)
Total return based on market value (d)	(3.65)%	(2.51)%	(4.90)%(e)

Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of total expenses to average net assets	2.97%	2.90%	2.58%(f)
Ratio of net expenses to average net assets	2.97%	2.90%	2.55%(f)
Ratio of net investment income to average net assets	8.22%	7.63%	6.38%(f)
Supplemental Data:
Portfolio turnover rate	67.6%	78.7%	72.4%(e)
Net assets at end of period (000’s)	$ 230,995	$ 263,428	$ 282,177

Senior Securities:
Principal loan outstanding (in 000’s)	$ 138,000	$ 138,000	$ 138,000
Asset coverage per $1,000 of loan outstanding (g)	$ 2,674	$ 2,909	$ 3,045

(a) From February 25, 2013 (commencement of operations) to December 31, 2013.

(b) Net of sales load of $0.90 per share of initial offering.

(c) Based on weighted average outstanding shares.

(d) Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.

(e) Not annualized.

(f) Annualized.

(g) Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

INFORMATION ABOUT THE REORGANIZATION

Under the Reorganization Agreement (a form of which is attached as Appendix A to the Statement of Additional Information), the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for the assumption of the stated liabilities of the Target Fund by the Acquiring Fund and for common shares of the Acquiring Fund, which shares will be distributed by the Target Fund to the holders of its common shares in complete liquidation thereof. As soon as practicable after the Closing Date for the Reorganization, the Target Fund will deregister as an investment company under the Investment Company Act.

Acquiring Fund Shares will be distributed pro rata to the holders of record of the Target Fund’s common shares. Such distribution of Acquiring Fund Shares to the Target Fund’s stockholders will be accomplished by opening new accounts on the books of Acquiring Fund in the names of the stockholders of the Target Fund and transferring to those stockholder accounts Acquiring Fund Shares. Each newly-opened account on the books of the Acquiring Fund for the former stockholders of the Target Fund will represent the respective pro rata number of Acquiring Fund Shares (rounded down, in the case of fractional common shares, to the next largest number of whole common shares) due such stockholder. In general, no fractional Acquiring Fund Shares will be issued (except that certain accounts permitting fractional shares, such as accounts held directly at the transfer agent, may be issued fractional shares). In the event there are fractional common shares in an account (other than a direct account with the transfer agent or other similar account), the Acquiring Fund’s transfer agent will aggregate all such fractional Acquiring Fund Shares and sell the resulting whole common shares on the NYSE, for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale.

As a result of the Reorganization, each stockholder of the Target Fund will own Acquiring Fund Shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that stockholder’s Target Fund common shares immediately prior to the Closing Date. Since the Acquiring Fund Shares will be issued at NAV in exchange for the common shares of the Target Fund having a value equal to the aggregate NAV of those Acquiring Fund Shares, the NAV per share of Acquiring Fund Shares should remain virtually unchanged by the Reorganization except for its share of the applicable costs of the Reorganization. Thus, the Reorganization will result in no dilution of the NAV of the Acquiring Fund Shares, other than to reflect the applicable costs of the Reorganization. However, as a result of the Reorganization, a stockholder of any of the Funds will hold a reduced percentage of ownership in the Combined Fund than he or she did in the Target Fund. No sales charge or fee of any kind will be charged to stockholders of the Target Fund in connection with their receipt of Acquiring Fund Shares in the Reorganization.

TERMS OF THE REORGANIZATION AGREEMENT

The following is a summary of the significant terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the Form of Reorganization Agreement attached as Appendix A to the Statement of Additional Information.

Valuation of Assets and Liabilities

The respective assets of each of the Funds will be valued on the business day prior to the Closing Date (the “Valuation Time”). The valuation procedures are the same for each Fund: the NAV per common share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) at the Valuation Time. For the purpose of determining the NAV of a common share of each Fund, the value of the securities held by the such Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of such Fund is divided by the total number of common shares of such Fund outstanding at such time. Daily expenses, including the fees payable to the Adviser, will accrue at the Valuation Time.

Amendments and Conditions

The Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. However, after adoption of the Reorganization Agreement and approval of the Reorganization, no amendment or modification may be made which by law requires further approval by such stockholders without such further approval. The obligations of each Fund pursuant to the Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Reorganization Agreement by the stockholders of the Target Fund, approval of the issuance of additional common shares of the Acquiring Fund by the stockholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

Postponement; Termination

Under the Reorganization Agreement, the Board of either Fund may cause the Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the stockholders of its respective Fund to do so. The Reorganization Agreement may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of the Funds and (ii) by the Board of either Fund if any condition to that Fund’s obligations set forth in the pertinent Reorganization Agreement has not been fulfilled or waived by such Board or a material breach by the other Fund of any representation, warranty or agreement contained in the Reorganization Agreement to be performed at or before the Closing Date is not cured within 30 days.

Expenses of the Reorganization

The Funds generally will bear an equal proportion of the expenses incurred in connection with the Reorganization. The expenses incurred in connection with the Reorganization include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board of Directors, costs incurred in attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain tax matters, the preparation of this Agreement and the Registration Statement, fees of the SEC, the NYSE, the State of Maryland and any state securities commission, auditing fees associated with each Fund’s financial statements, expenses relating to preparing, printing and mailing the Joint Proxy Statement/Prospectus included in the Registration Statement and any other proxy materials to be used in connection with the meeting of stockholders to consider the Reorganization, expenses incurred in connection with the solicitation of proxies to be voted at that meeting, and any other legal and auditing fees in connection with the foregoing. Certain tax and transfer agency expenses will be borne directly by the respective Fund incurring the expense, and the total of such expenses for each Fund are expected to be approximately equal. The expenses of the Reorganization are estimated to be $401,000 for AFT and $401,000 for AIF. The Adviser will not be responsible for any Reorganization expenses, including expenses related to Proposals 1(A), 1(B) 2(A), and 2(B). Neither the Funds nor the Adviser will pay any expenses of stockholders arising out of or in connection with the Reorganization (e.g., voting on the Reorganization or other action taken by the stockholder in connection with the Reorganization). The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a summary of certain U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares of the Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular stockholder or to stockholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds’ stockholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of the Reorganization that the Target Fund and the Acquiring Fund each receive an opinion from Willkie, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Willkie will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Willkie will also rely upon certain representations of the management of the Target Fund and the Acquiring Fund and assume, among other things, that the Reorganization will be consummated in accordance with the applicable Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by the Target Fund or the Acquiring Fund by reason of the Reorganization.

•

No gain or loss will be recognized by a stockholder of the Target Fund who exchanges all of its Target Fund stock solely for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional Acquiring Fund Share, as discussed below).

•

The aggregate tax basis of Acquiring Fund Shares received by a stockholder of the Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the stockholder’s Target Fund common shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund common share for which cash is received).

•

The holding period of Acquiring Fund Shares received by a stockholder of the Target Fund pursuant to the Reorganization will include the holding period of the stockholder’s Target Fund common shares surrendered in exchange therefor.

•

A stockholder of the Target Fund that receives cash in lieu of a fractional Acquiring Fund common share in connection with the Reorganization will be treated as having received cash in redemption of such fractional Acquiring Fund common share. The Target Fund stockholder that receives cash in lieu of a fractional Acquiring Fund common share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund common share and the Target Fund stockholder’s tax basis in Target Fund common shares allocable to the fractional Acquiring Fund common share. The capital gain or loss will be a long-term capital gain or loss if the Target Fund stockholder’s holding period for Target Fund common shares is more than one year as of the date the Reorganization is consummated.

•

The Acquiring Fund’s tax basis in the Target Fund’s assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of such Target Fund immediately prior to the Reorganization, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Fund.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its stockholders.

Neither of the Funds intend to sell any assets in connection with the Reorganization other than in the ordinary course of business. If, however, assets of the Target Fund were to be sold in connection with the Reorganization, or if such assets were required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of certain assets in the Reorganization, the tax impact of any such sales (or deemed sales) would depend on the difference between the price at which such portfolio assets are sold or marked to market and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund stockholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to stockholders of the Target Fund.

Prior to the Closing Date, the Target Fund will declare and pay a distribution to its stockholders, which together with all previous distributions, will have the effect of distributing to the stockholders of such Target Fund all of such Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income through Closing Date. Such distribution will be taxable to stockholders for U.S. federal income tax purposes.

The Acquiring Fund will succeed to capital loss carryforwards and certain unrealized built-in losses, if any, of the Target Fund. A Fund that undergoes an “ownership change” for U.S. federal income tax purposes will be subject to the tax loss limitation rules described below. In general, the Fund with the smaller NAV at the time of the Reorganization will undergo an ownership change and, depending on the circumstances, the other Fund may also undergo an ownership change. For each Fund that undergoes an “ownership change,” the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards and certain unrealized built-in losses of the Combined Fund may be subject to tax loss limitation rules (as outlined above), it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards or realized losses attributable to built-in losses now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law, and is, therefore, highly uncertain. As of December 31, 2020, short-term and long-term capital loss carryforwards totaled $6,640,615 and $34,621,179, respectively, for AFT, and short-term and long-term capital loss carryforwards totaled $3,996,476 and $36,748,553, respectively, for AIF.

Due to the operation of these tax loss limitation rules, it is possible that stockholders of a Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganization. Such taxable distributions, if any, will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a stockholder of a Fund whose losses are subject to the loss limitation rules would depend on many variables, including such Fund’s expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Fund would generate sufficient capital gains against which to utilize its realized built-in losses, in excess of what would have been the “annual loss limitation amount” had the relevant Reorganization occurred), the timing and amount of future capital gains recognized by the Combined Fund if the relevant Reorganization were to occur, and the timing of a historic Fund stockholder’s disposition of its shares (the tax basis of which might, depending on the facts, reflect that stockholder’s share of such Fund’s capital losses). Stockholders of all of the Funds should consult their own tax advisors in this regard.

In addition, for five years beginning on the Closing Date of the Reorganization, the Combined Fund generally will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards and certain built-in losses attributable to the other Fund.

PROPOSAL 2: THE ISSUANCE OF THE ACQUIRING FUND’S COMMON SHARES AND CHANGES TO THE ACQUIRING FUND’S FUNDAMENTAL INVESTMENT RESTRICTION

PROPOSAL 2(A)—THE ISSUANCE OF THE ACQUIRING FUND’S COMMON SHARES

Pursuant to the Reorganization Agreement, which is described more fully under “Proposal 1: The Reorganization of the Target Fund,” the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for the assumption of the stated liabilities of the Target Fund by the Acquiring Fund and for common shares of the Acquiring Fund (the “Acquiring Fund Shares”), which shares will be distributed by the Target Fund to the holders of its common shares in complete liquidation thereof. Stockholders of the Acquiring Fund are being requested to approve the issuance of the Acquiring Fund Shares in connection with the Reorganization. The Acquiring Fund Shares, if approved, will be listed for trading on the NYSE. The Acquiring Fund will issue to the Target Fund’s common stockholders book entry interests for the Acquiring Fund Shares registered in the name of such stockholder. The Target Fund will then terminate its registration under the Investment Company Act. The Board of the Acquiring Fund, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit the Acquiring Fund stockholders. See “Proposal 1: The Reorganization of the Target Fund—Reasons for the Reorganization.”

In the Reorganization, the outstanding common shares of the Target Fund will be exchanged for newly-issued Acquiring Fund Shares in the form of book entry interests. The aggregate NAV (not the market value) of the Acquiring Fund Shares received by the stockholders of the Target Fund in the Reorganization will equal the aggregate NAV (not the market value) of the Target Fund common shares held by such stockholders immediately prior to the Reorganization, less the applicable costs of the Reorganization (although Target Fund stockholders may receive cash for their fractional common shares). The Reorganization will result in no reduction of the NAV of the Acquiring Fund Shares, other than to reflect the costs of the Reorganization. No gain or loss for U.S. federal income tax purposes will be recognized by the Acquiring Fund or its stockholders in connection with the Reorganization. The Combined Fund will continue to operate as a registered, closed-end investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of the Acquiring Fund prior to the Reorganization.

The following table compares the total annual expense ratios of AFT and AIF as of each Fund’s fiscal year ended December 31, 2020, and the pro forma total annual expense ratio for the Combined Fund (with AIF as the surviving fund). The pro forma total annual expense ratio shows the projected estimated expenses of the Combined Fund assuming the Reorganization is completed. The ratios are as follows:

AFT	AIF	Pro Forma Combined Fund (AIF as Surviving Fund)
3.12%	3.16%	2.65%

When we use the term “total annual expense ratio” above, we mean a Fund’s total annual expenses expressed as a percentage of its average net assets attributable to its common shares.

Investors should understand that the majority of the expense savings in the table shown above are a result of a significant decline in one-month LIBOR, which is the reference rate used in each Fund’s interest expense calculation. To calculate the pro forma expenses, the Funds used projected LIBOR rates, which are anticipated to maintain levels seen at the end of the Funds’ 2020 fiscal year. In order to show a more normalized comparison, the Funds have also calculated pro forma expenses using a January 1, 2020 reference date in order to remove the effect of the dramatic shift in interest rates. The total annual expense ratios of AFT and AIF as of each Fund’s fiscal year beginning January 1, 2020, and the pro forma total annual expense ratio for the Combined Fund (with AIF as the surviving fund) reflecting expense savings resulting from the consolidation of certain Fund operations, are as follows:

AFT	AIF	Pro Forma Combined Fund (AIF as Surviving Fund)
3.12%	3.16%	3.01%

Accordingly, if the Reorganization had taken place as of the beginning of each Fund’s last fiscal year, the Funds estimate that the completion of the Reorganization would have resulted in a total annual expense ratio for the Combined Fund of 3.01%, representing a reduction in the total annual expense ratio for the stockholders of AFT and AIF of 0.11% and 0.15%, respectively. When we use the term “total annual expense ratio” above, we mean a Fund’s total annual expenses expressed as a percentage of its average net assets attributable to its common shares.

The Acquiring Fund’s Board, including its Independent Board Members, unanimously recommends that stockholders of AIF vote “FOR” Proposal 2(A).

PROPOSAL 2(B)—APPROVAL OF CHANGES TO AIF’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO LOANS

AIF seeks stockholder approval of a change to one of its fundamental investment restrictions. This change to AIF’s fundamental investment restriction is intended to provide AIF with increased flexibility to make loans consistent with the Investment Company Act. Specifically, Fundamental Investment Restriction No. 5 (regarding AIF’s ability to make loans) will allow the Combined Fund to participate in originated deals on the broader Apollo platform pursuant to the Order. See “Investment Objective and Policies of the Acquiring Fund—Investment Strategies—Portfolio Composition—Loan Origination” and “See “Risk Factors and Special Considerations—Other Risks Relating to Acquiring Fund Investments—Co-Investment Activity and Allocation of Investment Opportunities.”

Current Fundamental Investment Restriction No. 5, along with the proposed new Fundamental Investment Restriction No. 5 and a form of the restriction marked to show the proposed change, is set out in the table below:

Fundamental Investment Restriction No. 5

Current Restriction	Proposed New Restriction	Comparison Showing Change

The Fund may not:	The Fund may not:	The Fund may not:

Make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in accordance with its stated investment strategies or otherwise purchases Senior Loans, subordinated loans, Corporate Bonds, debentures or other credit instruments, loans or debt securities of any type, preferred securities, commercial paper, pass through instruments, loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements, swap contracts or other Derivatives or any similar instruments; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law.	Make loans, except as permitted under the Investment Company Act, as interpreted or modified or otherwise permitted by regulatory authority having jurisdiction from time to time.

Make loans ~~to other persons~~, except as permitted under the Investment Company Act, as interpreted or modified or otherwise permitted by regulatory authority having jurisdiction~~,~~ from time to time ~~that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in accordance with its stated investment strategies or otherwise purchases Senior Loans, subordinated loans, Corporate Bonds, debentures or other credit instruments, loans or debt securities of any type, preferred securities, commercial paper, pass through instruments, loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements, swap contracts or other Derivatives or any similar instruments; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law.~~

The Acquiring Fund’s Board, including its Independent Board Members, unanimously recommends that stockholders of AIF vote “FOR” Proposal 2(B).

VOTING INFORMATION AND REQUIREMENTS

General

A list of the Funds’ stockholders of record as of the Record Date will be available at the stockholder meeting.

Record Date

The Funds have fixed the close of business on April 13, 2021 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights.

As of the Record Date, the Funds had the following number of common shares outstanding:

AFT	AIF

15,573,061	14,464,026

Proxies

Stockholders may vote by attending the virtual Special Meeting, by returning the enclosed proxy card or by authorizing a proxy via telephone or the internet using the instructions provided on the enclosed proxy card (described in greater detail below). Stockholders of each Fund have the opportunity to submit their voting instructions via the internet or by “touch-tone” telephone voting. The giving of such a proxy will not affect your right to vote should you decide to attend the Special Meeting. To use the internet, please access the internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The internet and automated telephone voting instructions are designed to authenticate stockholder identities, to allow stockholders to give their voting instructions, and to confirm that stockholders’ instructions have been recorded properly. Stockholders submitting their voting instructions via the internet should understand that there may be costs associated with internet access, such as usage charges from internet access providers and telephone companies that must be borne by the stockholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at 9 West 57th Street, New York, NY 10019, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the internet or automated telephone or by attending the virtual Special Meeting and voting virtually. The giving of a proxy will not affect your right to vote virtually if you attend the virtual Special Meeting and wish to do so.

Votes cast by proxy or virtually at the virtual Special Meeting will be tabulated by the inspector of election appointed for the Special Meeting. For each Fund, the holders of a majority of the shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Attendance at the virtual Special Meeting shall constitute in person attendance for purposes of each Fund’s bylaws. The inspector of election, who may or may not be an employee of the Adviser, will determine whether or not a quorum is present at the virtual Special Meeting. The inspector of election will generally treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum, subject to any applicable rules of the stock exchange on which a Fund’s shares are listed.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” each Proposal on which you are entitled to vote.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Special Meeting. The Proposals are not “routine” matters and stockholder instructions are required for broker-dealers to vote a beneficial owner’s shares.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a stockholder that does not specify how the stockholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of each Proposal. Abstentions and broker non-votes are not treated as votes “FOR” a proposal.

With respect to Proposals 1(A) and 1(B) and Proposal 2(B) abstentions and broker non-votes will have the same effect as votes “AGAINST” the proposals. With respect to Proposal 2(A), which relates to NYSE requirements, broker non-votes will have no effect on the result of the vote and abstentions, which the NYSE considers to be votes cast, will have the effect of a vote “AGAINST” Proposal 2(A).

As used herein, an “Investment Company Act Majority” means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

Voting Requirement for Proposals 1(A) and 1(B)—AFT Stockholders Only

Proposal	Required Approval of Target Fund Stockholders
Proposal 1(A): Approval of the Reorganization, including the transfer of all of the assets of AFT to AIF, the deregistration of AIF as an investment company pursuant to the Investment Company Act and the dissolution of AIF under Maryland law.	A majority of the outstanding shares entitled to vote and an Investment Company Act Majority (1)

Proposal 1(B): In the event that the proposed Reorganization fails to obtain the necessary stockholder votes, the amendment of AFT’s Fundamental Investment Restriction No. 5 with respect to making loans.	Investment Company Act Majority

Voting Requirement for Proposals 2(A) and 2(B)—AIF Stockholders Only

Proposals	Required Approval of Acquiring Fund Stockholders

Proposal 2(A): Approval of the issuance of additional common shares of AIF in connection with the Reorganization Agreement.	A majority of the votes cast

Proposal 2(B): Approval of the change to AIF’s Fundamental Investment Restriction No. 5, relating to the Fund’s making of loans.	Investment Company Act Majority

(1)

An Investment Company Act Majority vote is defined as the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. The voting requirement under Maryland law requiring approval of a majority of the outstanding shares entitled to vote disclosed in the chart satisfies the higher of the two standards under the Investment Company Act. Accordingly, although an Investment Company Act Majority vote may be obtained, this proposal will not pass unless the voting requirement under Maryland law is also obtained.

STOCKHOLDER INFORMATION

As of the Record Date, the officers and directors of each Fund, as a group, beneficially owned 0.15% and 0.14% of the outstanding common shares of AFT and AIF, respectively. Unless otherwise indicated, the information set forth below is as of the Record Date. To each Fund’s knowledge, no person beneficially owned more than 5% of the Fund’s respective outstanding common shares, except as set forth below.

Name and Address of Beneficial Owner	Title of Share Class	Amount of Beneficial Ownership		Percent of Share Class
First Trust Portfolios L.P.(1) First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive Suite 400 Wheaton, IL 60187	AFT Common Stock	1,922,685	(2)	12.35%

Saba Capital Management, L.P.(3) 405 Lexington Avenue 58th Floor New York, NY 10174	AFT Common Stock	1,561,799	(4)	10.03%

Saba Capital Management, L.P.(3) 405 Lexington Avenue 58th Floor New York, NY 10174	AIF Common Stock	1,467,780	(5)	10.10%

First Trust Portfolios L.P.(1) First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive Suite 400 Wheaton, IL 60187	AIF Common Stock	962,503	(6)	6.65%

Eaton Vance Management 2 International Place Boston, MA 02110	AIF Common Stock	807,821	(7)	5.58%

(1)

The Charger Corporation (“Charger”) is the General Partner of both First Trust Portfolios L.P. (“FTP”) and First Trust Advisors L.P. (“FTA”). FTP acts as sponsor of certain unit investment trusts which hold Shares of AFT and AIF, as applicable. FTA, an affiliate of FTP, acts as portfolio supervisor of the unit investment trusts sponsored by FTP.

(2)

Information obtained from a Schedule 13G/A filed by FTP, FTA and Charger with the SEC reporting share ownership as of December 31, 2020. Based on that filing, FTP, FTA and Charger do not have sole voting power, but do have shared power to vote or direct the vote of 11,124 shares as well as shared power to dispose or direct the disposition of 1,922,685 shares.

(3)

Saba Capital Management, L.P., a Delaware limited partnership, Saba Capital Management GP, LLC, a Delaware limited liability company and Mr. Boaz R. Weinstein (collectively, “Saba”) have entered into a Joint Filing Agreement, dated June 26, 2020, pursuant to which Saba has agreed to file Schedules 13D and 13G and any subsequent amendments thereto jointly in accordance with the provisions of Rule 13d-1(k)(1) under the 1934 Act.

(4)

Information obtained from a Schedule 13G/A filed by Saba with the SEC reporting share ownership as of December 10, 2020. Based on that filing, Saba does not have sole voting power, but does have shared power to vote or direct the vote of 1,561,799 shares as well as shared power to dispose or direct the disposition of 1,561,799 shares.

(5)

Information obtained from a Schedule 13G/A filed by Saba with the SEC reporting share ownership as of December 31, 2020. Based on that filing, Saba does not have sole voting power, but does have shared power to vote or direct the vote of 1,467,780 shares as well as the shared power to dispose or direct the disposition of 1,467,780 shares.

(6)

Information obtained from a Schedule 13G/A filed by FTP, FTA and Charger with the SEC reporting share ownership as of December 31, 2020. Based on that filing, FTP, FTA and Charger do not have sole voting power, but do have shared power to vote or direct the vote of 71,742 shares as well as shared power to dispose or direct the disposition of 962,503 shares.

(7)

Information obtained from a Schedule 13G filed by Eaton Vance Management with the SEC reporting share ownership as of December 31, 2020. Based on that filing, Eaton Vance Management has sole power to vote or direct the vote of 807,821 shares as well as sole power to dispose or direct the disposition of 807,821 shares.

STOCKHOLDER PROPOSALS

To be considered for presentation at a stockholder’s meeting, rules promulgated by the SEC generally require that, among other things, a stockholder’s proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund’s bylaws provide for advance notice provisions, which require stockholders to give timely notice in proper written form to the Secretary of the Fund. Stockholders should review each Fund’s bylaws for additional information regarding the Funds’ advance notice provisions. The amended and restated bylaws of each of AFT and AIF were each filed with the SEC on November 24, 2020. Stockholders may obtain copies of such documents as described on page iii of this Joint Proxy Statement/Prospectus.

The timely submission of a proposal does not necessarily mean that such proposal will be included. Any stockholder who wishes to submit a proposal for consideration at a meeting of such stockholder’s Fund should send such proposal to the principal executive office of the relevant Fund at 9 West 57th Street, New York, NY 10019.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about May [    ], 2021. Stockholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser or its affiliates as well as dealers or their representatives may solicit proxies by mail, telephone, fax or the internet. The Funds and the Adviser have retained Alliance Advisors, proxy solicitation firm, to assist with the solicitation of proxies. The cost of the services of Alliance Advisors in connection with the proxy are anticipated to be approximately $15,500 and $15,500 for AFT and AIF, respectively; these costs are included in the total estimated expenses of $401,000 for each of AFT and AIF in connection with the Reorganization.

LEGAL MATTERS

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed upon by Willkie Farr & Gallagher LLP, which serves as counsel to the Funds. Certain legal matters concerning the issuance of Acquiring Fund Shares will be passed upon by Miles & Stockbridge P.C., which serves as special Maryland counsel to the Funds.

OTHER MATTERS WITH RESPECT TO THE MEETING

A representative of the Independent Registered Public Accounting Firm may attend the virtual Special Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

Stockholders who wish to send communications to the relevant Fund’s Board should send them to the applicable Fund at 9 West 57th Street, New York, NY 10019. All such communications will be directed to the relevant Board’s attention.

PRIVACY NOTICE

We recognize and respect your privacy expectations, whether you are a visitor to our website, a potential stockholder, a current stockholder or even a former stockholder.

What Information Do We Have About You?

We may have collected your personal information in connection with our solicitation and administration of your investment in the Target Fund and/or Acquiring Fund, including your address, social security number, and contact information. Additionally, we may collect nonpublic personal information about you via our website, including any information captured through the use of our “cookies.”

With Whom Do We Share Your Personal Information?

We may share the information we collect with our affiliates and nonaffiliated third parties for our everyday business purposes, such as to process your transactions, maintain your investments in the Funds, and to respond to court orders and legal investigations. We also provide such information to our affiliates, attorneys, banks, auditors, securities brokers and service providers as may be necessary to facilitate the acceptance and management of your account or your investments in the Funds and to enable them to perform services on our behalf. We may also provide your name, address, telephone number, social security number or financial condition information to affiliates or nonaffiliated third parties, such as broker-dealers, engaged in marketing activities on our behalf, such as the solicitation of your investment in future funds managed by Apollo. We do not sell your personal information to third parties for their independent use.

Protecting the Confidentiality of Our Investor Information

Apollo takes our responsibility to protect the privacy and confidentiality of your personal information very seriously. As such, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. Our control policies, for example, authorize access to investor information only by individuals who need such access to do their work.

Opt-Out Notice

We reserve the right to disclose nonpublic personal information about you to a nonaffiliated third party as discussed above. If you wish to limit the distribution of your personal information with our affiliates and nonaffiliated third parties, as described herein, you may do so by:

•	Calling 1-877-864-4834; or

•	Writing us at the following address:

Apollo Credit Management, LLC

c/o: Apollo Senior Floating Rate Fund Inc., Apollo Tactical Income Fund Inc.

9 West 57th Street, New York, NY 10019

Attn: Isabelle Gold

The ability to opt-out of disclosure of nonpublic personal information about you may not apply to arrangements necessary to effect or administer a transaction in shares of a Fund or maintain or service your account.

If you choose to write or call us, your request should include your name, address, telephone number and account number(s) to which the opt-out applies and the extent to which your personal information shall be withheld. If you are a joint account owner, we will apply those instructions to the entire account. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If your shares are held in “street name” at a bank or brokerage, we do not have access to your personal information, and you should refer to your bank’s or broker’s privacy policies for a statement of the treatment of your personal information.

If you have any questions regarding this policy, please feel free to contact privacy@apollo.com.

OTHER INFORMATION

If you cannot be present at the virtual Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by authorizing a proxy by telephone or via the internet promptly. No postage is necessary if the enclosed proxy card is mailed in the United States.

Joseph D. Glatt

Secretary of the Funds

May [    ], 2021

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 14, 2021

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF

APOLLO SENIOR FLOATING RATE FUND INC. INTO

APOLLO TACTICAL INCOME FUND INC.

Dated May [    ], 2021

This Statement of Additional Information is available to the stockholders of Apollo Senior Floating Rate Fund Inc. (“AFT” or the “Target Fund”) and Apollo Tactical Income Fund Inc. (“AIF” or the “Acquiring Fund,” and together with the Target Fund, the “Funds”) in connection with the proposed reorganization (the “Reorganization”) whereby the Target Fund will transfer all of its assets to the Acquiring Fund in exchange solely for the assumption of the Target Fund’s stated liabilities by the Acquiring Fund and for common shares of the Acquiring Fund, which shares will be distributed by the Target Fund to the holders of its common shares in complete liquidation of the Target Fund. The Target Fund will then terminate its registration under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and dissolve under Maryland law. The “Combined Fund” refers to the Acquiring Fund after giving effect to the Reorganization and a change to the Acquiring Fund’s fundamental investment restriction, as described in the Joint Proxy Statement/Prospectus. In the Reorganization, the outstanding common shares of the Target Fund will be exchanged for newly-issued common shares of the Acquiring Fund, par value $0.001 per share (“Acquiring Fund Shares”). The aggregate net asset value (“NAV”) (not the market value) of Acquiring Fund Shares received by the stockholders of the Target Fund in the Reorganization will equal the aggregate NAV (not the market value) of the common shares of the Target Fund held by such stockholders immediately prior to the Reorganization, less the applicable costs of such Reorganization (though stockholders may receive cash for their fractional common shares). A copy of the form of the Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund is attached hereto as Appendix A. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated May [    ], 2021 relating to the proposed Reorganization. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by calling 1-877-777-2857 or by sending an e-mail to request@viewproxy.com.

The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

MANAGEMENT OF THE FUNDS

Board of Directors

Each Fund’s business and affairs are managed under the direction of its Board of Directors. The Board of Directors of the Fund performs the various duties imposed on the directors of investment companies by the Investment Company Act and Maryland law. The Boards of Directors currently consist of six members (each, a “Director”), five of whom are not “interested persons” of the Funds as defined in Section 2(a)(19) of the Investment Company Act. Each Fund refers to these individuals as its “Independent Directors.” The Directors of each Fund are divided into three classes, serving staggered three-year terms. The Boards of Directors annually elect the Funds’ officers, who serve at the discretion of the Boards of Directors. The Boards of Directors maintain an audit committee and a nominating and governance committee and may establish additional committees from time to time as necessary.

Biographical Information

Certain biographical and other information relating to the Directors of the Funds is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of registered investment companies advised by Apollo Credit Management, LLC, the Funds’ investment adviser (the “Adviser”), and other public company directorships.

Name, Address(1) and Age	Position(s) Held with the Funds	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex Overseen by the Director	Other Public Company Board Memberships During Past Five Years
Interested Director(2)

Barry Cohen (born 1952)	Director and Chairman of the Board	AFT—Since 2011; Class I Director.*** AIF—Since 2013; Class II Director.***	President, Elysium Management LLC (family office) since 2017. Managing Director, Apollo Management, L.P. (investment advisor) since 2008.	2	None.
Independent Directors(3)

Robert L. Borden (born 1963)	Director	AFT—Since 2013; Class III Director.* AIF—Since 2013; Class I Director.*	Founding Partner, Delegate Advisors, LLC (wealth advisory firm) since 2012.	2	Athene Holding Ltd.

Glenn N. Marchak (born 1956)	Director; Audit Committee Chair	AFT—Since 2011; Class II Director.** AIF—Since 2013; Class III Director.**	Private Investor; Corporate Director/ Trustee.	2	Stone Harbor Emerging Markets Income Fund; Stone Harbor Emerging Markets Total Income Fund.

Name, Address(1) and Age	Position(s) Held with the Funds	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex Overseen by the Director	Other Public Company Board Memberships During Past Five Years

Carl J. Rickertsen (born 1960)	Director; Nominating And Corporate Governance Committee Chair	AFT—Since 2011; Class III Director.* AIF—Since 2013; Class I Director.*	Managing Partner, Pine Creek Partners (private equity investment firm) since 2004.	2	Berry Plastics Group, Inc.; MicroStrategy Incorporated.

Todd J. Slotkin (born 1953)	Lead Independent Director	AFT—Since 2011; Class II Director.** AIF—Since 2013; Class III Director.**	Co-Founder, President and COO, KMP Music LLC since 2020; Managing Director and Global Head, Alvarez & Marsal Asset Management Services, LLC from 2014 to 2020.	2	CBIZ, Inc.

Elliot Stein, Jr. (born 1949)	Director	AFT—Since 2011; Class I Director.*** AIF—Since 2013; Class II Director.***	Private Investor; Corporate Director/ Trustee.	2	Apollo Investment Corporation; BellRing Brands, Inc.

(1)	The address of each Director is c/o Apollo Senior Floating Rate Fund Inc. or c/o Apollo Tactical Income Fund Inc. at 9 West 57th Street, New York, NY 10019.
(2)	“Interested person,” as defined in the Investment Company Act, of each Fund. Mr. Cohen is an interested person of each Fund due to his affiliation with the Adviser.
(3)	“Independent Directors” are directors who are not “interested persons,” as defined in the 1940 Act, of each Fund.
*	Term continues until each Fund’s 2023 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.
**	Term continues until each Fund’s 2022 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.
***	Term continues until each Fund’s 2021 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

During the fiscal year ended December 31, 2020, the Board of AFT met seven times and the Board of AIF met seven times. Each Director then serving in such capacity attended at least 75% of the aggregate number of meetings of the Board of each Fund and of any committee of the Fund of which he is a member.

Executive Officers of the Funds

The following table provides information concerning each of the executive officers of the Funds, including his or her year of birth, positions held with the Funds, length of service and principal occupations for the past five years.

Name, Address (1) and Age Years	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years

Joseph Moroney (born 1971)	President and Chief Investment Officer	AFT—since 2011 AIF—since 2013	Co-Head of Global Corporate Credit since January 2018, Apollo Capital Management, L.P. since 2015.

Frank Marra (born 1979)	Treasurer and Chief Financial Officer	AFT—since 2014 AIF—since 2014	Senior Controller and Vice President, Apollo Capital Management, L.P. since 2009.

Joseph D. Glatt (born 1973)	Secretary and Chief Legal Officer	AFT—since 2011 AIF—since 2013	Chief Legal Officer, Secretary and Vice President, Apollo Investment Corporation since 2014, 2010 and 2009, respectively; General Counsel, Apollo Capital Management, L.P. since 2007.

Isabelle R. Gold (born 1982)	Chief Compliance Officer	AFT—since 2020 AIF—since 2020	Chief Compliance Officer, Apollo Investment Corporation since 2020; Senior Compliance Officer, Apollo Capital Management, L.P. since 2016.

(1)	The business address of each officer is care of the Apollo Senior Floating Rate Fund Inc. or the Apollo Tactical Income Fund Inc. at 9 West 57th Street, New York, NY 10019.
(2)	Each officer is elected by, and serves at the pleasure of, each Board.

Director Qualifications

Additional information about each Director follows that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Boards believe have prepared him to be an effective Director.

The Boards believe that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Boards believe that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting, finance or law); public service or academic positions; experience from service as a board member or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Funds’ counsel; both counsel to the Independent Directors and counsel to the Funds have significant experience advising fund board members and funds. The Boards and their committees have the ability to engage other experts as appropriate. The Boards evaluate their performance on an annual basis.

Interested Director

Barry Cohen. Mr. Cohen joined Apollo in 2008. He currently serves as a Managing Director of Apollo Management, L.P. Since 2017, Mr. Cohen also serves as the President of Elysium Management LLC, a limited liability company that manages the family office of Leon Black. Before joining Apollo, Mr. Cohen was with Bear Stearns. Mr. Cohen joined Bear Stearns in 1987 as head of its Risk Arbitrage Department, where he also co-headed the Bear Stearns Global Equity Arbitrage Funds. From 2003 to 2008, he worked in Bear Stearns Asset Management. Prior to joining Bear Stearns, Mr. Cohen was a risk arbitrageur at First Boston Corporation, a partner in Bedford Partners, a risk arbitrage hedge fund, and an attorney at Davis Polk & Wardwell. Mr. Cohen graduated summa cum laude from Harvard College with a BA in Applied Mathematics and received JD and MBA degrees from Harvard Law School and Harvard Business School, respectively. Mr. Cohen is a member of the board of directors of the Mt. Sinai Children’s Center Foundation, The Michael J. Fox Foundation for Parkinson’s Research and Phaidon Press Limited.

Independent Directors

Robert L. Borden. Mr. Borden is a Founding Partner and has served as both Chief Executive Officer and Chief Investment Officer of Delegate Advisors, a Multi-Family Office and Outsourced Chief Investment Officer solutions provider. From 2006 to 2011, he served as the Chief Executive Officer and Chief Investment Officer of the $29 billion South Carolina Retirement System Investment Commission. From 1995 to 2006, Mr. Borden served as the Executive Director and Chief Investment Officer of the $10 billion Louisiana State Employees Retirement System (“LASERS”). Prior to joining LASERS, Mr. Borden served as Treasurer and Senior Manager of Financial Services for the Texas Workers’ Compensation Insurance Fund. He was previously Vice President of Treasury and Interest Rate Risk Manager of Franklin Federal Bancorp. He began his career in 1982 at the Bond Division of the Texas State Treasury. He is a graduate of the University of Texas at Austin with a BBA in Finance and earned a Master of Science degree in Finance from Louisiana State University. Mr. Borden holds both the Chartered Financial Analyst and Chartered Alternative Investment Analyst professional designations.

Glenn N. Marchak. Mr. Marchak was a Managing Director and Senior Portfolio Manager of Citi Capital Advisors formerly Citigroup Alternative Investments (“CAI”)) from 2005 through February 2008. At the time, CAI was Citigroup’s integrated alternative investments platform that managed over $100 billion of assets. Mr. Marchak managed the Leveraged Loan Investments Group. He was a member of the Management Committee and Management Counsel of CAI, and was a member of the Mezzanine Investments Committee. Previously, Mr. Marchak was a Managing Director at Smith Barney where he was responsible for developing and heading the firm’s leveraged lending and loan syndication effort. Prior to that, he was a Senior Vice President and Head of Loan Syndications at Nat West Markets. Before joining Nat West Markets, he was a Vice President of Citibank’s Leveraged Finance Division and subsequently, a member of the Loan Syndications Department. He began his business career at Ernst & Young (formerly Arthur Young & Company) where he became an Audit Manager and was a founder of that firm’s Reorganization and Insolvency practice. In addition to being an Independent Director of AFT and AIF, Mr. Marchak serves as an Independent Trustee of the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) and Stone Harbor Emerging Markets Total Income Fund (NYSE: EDI), each a registered closed-end fund, and of Stone Harbor Investment Funds, a registered open-end series trust. Mr. Marchak earned his BSA in Accounting from the University of Florida and is a Certified Public Accountant (inactive).

Carl J. Rickertsen. Mr. Rickertsen is currently a Managing Partner of Pine Creek Partners, a private equity investment firm, a position he has held since January 2005. From January 1998 to January 2005, Mr. Rickertsen was Chief Operating Officer and a partner at Thayer Capital Partners, a private equity investment firm. From September 1994 to January 1998, Mr. Rickertsen was a Managing Partner at Thayer. Mr. Rickertsen was a founding partner of three Thayer investment funds totaling over $1.4 billion and is a published author. Mr. Rickertsen has been a member of the board of directors of MicroStrategy Incorporated, a publicly-traded software firm, since October 2002 and a member of the board of directors of Berry Plastics Group, Inc., a leading provider of value-added plastic consumer packaging and engineered materials, since January 2013. Mr. Rickertsen was formerly a board member of the following publicly-traded companies: Noranda Aluminum Holding Corporation, an integrated provider of value-added primary aluminum products and rolled aluminum coils, Convera Corporation, a search-engine software company; UAP Holding Corp., a distributor of agriculture products; and Homeland Security Capital Corporation, a specialized technology provider to government and commercial customers. Mr. Rickertsen received a BS from Stanford University and an MBA from Harvard Business School.

Todd J. Slotkin. Mr. Slotkin co-founded KMP Music LLC in 2020 to acquire and develop music publishing rights. He is also the President and COO of the firm. He served as the Managing Director and Global Head, Alvarez & Marsal Asset Management Services, LLC from 2014 to 2020. From 2011 to 2014 and from 2007 to 2008 he served as a Co-Founder and Managing Partner of Newton Pointe Partners, a consulting firm. Previously, Mr. Slotkin served as the Senior Managing Director and as the portfolio manager of Irving Place Capital, a private equity firm, between 2008 and 2010. Mr. Slotkin also served as a Managing Director and co-head of the Natixis Capital Markets Leveraged Finance business from 2006 to 2007. Previously, Mr. Slotkin served as Executive Vice President and Chief Financial Officer of MacAndrews & Forbes Holdings, Inc. from 1999 to 2006. In addition, he was Chief Financial Officer of M & F Worldwide Corp., a public company, from 1999 to 2006. Prior to joining MacAndrews & Forbes in 1992 as a senior vice president, Mr. Slotkin spent over 17 years with Citicorp, now known as Citigroup. Since 2003, he has been a director of CBIZ, Inc., a publicly-traded provider of business services, products and solutions for financial and employee management, where he is on the audit and compensation committees. He was a director of Martha Stewart Living Omnimedia, Inc. from 2008 to 2012. Mr. Slotkin is a co-founder of the Food Allergy Research & Education. Mr. Slotkin received BS and MBA degrees from Cornell University.

Elliot Stein, Jr. Mr. Stein has been a member of the Board of Directors of Apollo Investment Corporation (“AIC”), a non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act, since March 2004. He currently serves as the lead Independent Director of AIC. He has served as Chairman of Acertas LLC and Senturion Forecasting, LLC (consulting firms) since 2013 and is a board member of various private companies including Multi-Pack Solutions and Cohere Communications, and BellRing Brands, Inc., a public company. Mr. Stein was a Managing Director of Commonwealth Capital Partners. Mr. Stein is a Trustee of Claremont Graduate University and the New School University. He is a member of the Council on Foreign Relations. Mr. Stein received a BA from Claremont McKenna College.

Board Composition and Leadership Structure

The Investment Company Act requires that at least 40% of the Funds’ Directors be Independent Directors. Currently, five of the six Directors of each Fund are Independent Directors. The Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman of the Boards, regardless of whether the Director happens to be independent or a member of management. The Boards have determined that their leadership structure, in which the Chairman of the Boards is an interested person of the Funds, is appropriate because the Independent Directors believe that an interested Chairman has a personal and professional stake in the quality and continuity of services provided by management to the Funds. The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chairman of the Boards and that a key factor for assuring that they are in a position to do so is for the Directors who are independent of management to constitute a substantial majority of the Funds’ Boards. In addition, the Independent Directors of the Funds have designated a Lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews Board meeting agendas, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel and between management and the Independent Directors.

Boards’ Oversight Role

The Boards’ primary role is oversight of the management of the Funds. As is the case with virtually all investment companies, service providers to the Funds, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, each Board, acting at its scheduled meetings, or the Chairman or Lead Independent Director, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers. The Boards’ Audit Committees (which consist of all of the Independent Directors, with the exception of Mr. Borden) meet regularly, and, between meetings, the

Audit Committee Chair has access to the Funds’ independent registered public accounting firm and to the Funds’ Treasurer. The Boards also receive periodic presentations from senior personnel of the Adviser or its affiliates regarding risk management, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, personal trading, valuation, credit and investment research. The Adviser and other service providers have adopted a variety of policies, procedures and controls designed to address each Fund’s particular risks. However, it is not possible to eliminate, or even to mitigate, all of the risks applicable to a Fund. The Boards receive reports from Fund counsel and the Independent Directors’ own independent legal counsel regarding regulatory, compliance and governance matters. The Boards’ oversight role does not make the Boards a guarantor of the Funds’ investments or activities or of the activities of any of the Funds’ service providers.

Committees of the Boards of Directors

Each Board of Directors has established an Audit Committee and a Nominating and Governance Committee. Neither Fund has a Compensation Committee because closed-end management investment companies, such as the Funds, are exempt from the requirements to have a compensation committee under the applicable New York Stock Exchange (“NYSE”) rules.

Audit Committee

Each Board has an Audit Committee comprised of all the Independent Directors (with the exception of Mr. Borden), each of whom is also “independent” under the rules of the NYSE. The Audit Committee for AFT and AIF met jointly four times during the fiscal year ended December 31, 2020. The functions of the Audit Committee of each Board are to (a) assist the Board in its oversight of (i) the integrity of the financial statements of each Fund; (ii) the independent registered public accounting firm (the “Independent Auditor”) qualifications and independence; (iii) the performance of the internal audit function and Independent Auditor; and (iv) the compliance by each Fund with legal and regulatory requirements and (b) prepare an audit committee report as required by Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Funds’ Audit Committee Charter, which describes the Audit Committee’s purpose and duties, is available at www.apollofunds.com. This reference to the website does not incorporate the content of the website into this Statement of Additional Information.

Nominating and Corporate Governance Committee

Each Board has a Nominating and Corporate Governance Committee comprised of all the Independent Directors (with the exception of Mr. Borden). The Nominating and Corporate Governance Committee for AFT and AIF met jointly twice during the fiscal year ended December 31, 2020. The functions of the Nominating and Corporate Governance Committee include identifying, selecting or recommending qualified nominees to be elected to the Funds’ Boards at the annual meetings of stockholders (consistent with criteria approved by the Boards); identifying, selecting or recommending qualified nominees to fill any vacancies on the Boards or any committees thereof (consistent with criteria approved by the Boards); developing and recommending to the Boards a set of corporate governance principles applicable to each Fund; overseeing the evaluation of the Boards, any committees thereof and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the Boards to the Funds’ Nominating and Corporate Governance Committees. The Funds’ Nominating and Corporate Governance Committee Charter is available at www.apollofunds.com. This reference to the website does not incorporate the content of the website into this Statement of Additional Information.

The Funds’ Nominating and Corporate Governance Committees have not established any specific minimum qualifications that must be met for the Committee to consider a nominee. In nominating candidates, including candidates recommended by stockholders as provided below, each Nominating and Corporate Governance Committee will take into consideration such factors as it deems appropriate, including, to the extent required, compliance with the independence and other applicable requirements of the federal securities laws, the listing standards of the NYSE and any other applicable laws, rules or regulations; a candidate’s experiences, qualifications, attributes or skills; and personal and professional integrity, character, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate. Each Nominating and Corporate Governance Committee may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Boards’ membership and collective attributes. Such considerations will vary based on the Boards’ existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

Stock Ownership

Information relating to each Director’s share ownership in each Fund and in all funds in the Apollo Fund Complex as of December 31, 2020 is set out in the chart below.

Name of Director(1)	Dollar Range of Equity Securities in AFT	Dollar Range of Equity Securities in AIF	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Director in the Fund Complex(2)

Interested Director

Barry Cohen	Over $100,000	$50,001-$100,000	Over $100,000

Independent Directors

Robert L. Borden	None	None	None

Glenn N. Marchak	None	None	None

Carl J. Rickertsen	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000

Todd J. Slotkin	None	None	None

Elliot Stein, Jr.	$10,001-$50,000	$1-$10,000	$10,001-$50,000

(1)	All are current Directors.
(2)

The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purpose of investment and investor services. The Apollo Fund Complex consists of AFT and AIF.

As of December 31, 2020, the Directors and officers of AIF as a group beneficially owned 0.14% of AIF’s outstanding shares of common stock. As of December 31, 2020, the Directors and officers of AFT as a group beneficially owned 0.15% of AFT’s outstanding shares of common stock.

As of December 31, 2020, none of the Independent Directors of the Funds or their immediate family members owned beneficially or of record any securities in the Adviser.

Compensation of Directors

During the fiscal year ended December 31, 2020, the Boards held four joint in-person and virtual board meetings and three special joint telephonic board meetings for the Funds. Each Director of the Funds attended at least 75% of the meetings of the Boards and of any Committees of which he was a member. Each Independent Director receives an annual retainer fee of $23,000 for serving as a Director of each Fund, plus $2,000 for each in-person and virtual Board meeting of a single Fund ($3,000, or $1,500 per Fund, for a joint meeting of both Funds), plus

$1,000 for attendance at telephonic board meetings of a single Fund or participation in special committee meetings of a single Fund not held in conjunction with regularly scheduled Board meetings ($1,500, or $750 per Fund, for a joint meeting of both Funds). In addition, the Chairperson of the Audit Committee receives an additional annual retainer fee of $5,000. Each Fund also reimburses Directors for travel and other out-of-pocket expenses incurred by them in connection with attending meetings of the Board. The compensation paid by each Fund to the Independent Directors for the fiscal year ended December 31, 2020 is set forth below. No compensation is paid by the Funds to the Interested Director.

Name of Director	Aggregate Compensation From AFT	Aggregate Compensation From AIF	Pension or Retirement Benefits Accrued As Part of Fund Expenses

Independent Directors

Robert L. Borden*	$29,750	$29,750	None

Glenn N. Marchak**	$34,750	$34,750	None

Carl J. Rickertsen	$29,750	$29,750	None

Todd J. Slotkin	$29,750	$29,750	None

Elliot Stein, Jr	$29,750	$29,750	None

*	Mr. Borden is not a member of the Boards’ Nominating and Corporate Governance Committees or Audit Committees.
**	Audit Committee Chair for both Funds.

AFT and AIF together reimbursed the Independent Directors $2,543 in total for out-of-pocket expenses incurred in attending the Board and Committee meetings, as applicable, for the year ended December 31, 2020.

THE ADVISER

The Investment Adviser

Apollo Credit Management, LLC serves as the Fund’s investment adviser. The principal executive offices of the Adviser are located at 9 West 57th Street, New York, NY 10019. The Adviser is a Delaware limited liability company that is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser may draw upon the experience of its affiliates, including Apollo Global Management, Inc. and its subsidiaries and affiliates (“Apollo”). Apollo is a leading global alternative investment manager with offices in New York, Los Angeles, San Diego, Houston, Bethesda, London, Frankfurt, Madrid, Luxembourg, Mumbai, Delhi, Singapore, Hong Kong, Shanghai and Tokyo. Apollo had assets under management of approximately $455 billion as of December 31, 2020 in credit, private equity, and real assets funds invested across a core group of nine industries where Apollo has considerable knowledge and resources.

The Adviser provides certain investment advisory, management, and administration services to each of AFT and AIF pursuant to an investment advisory and management agreement (the “Investment Advisory Agreement”).

Investment Advisory Agreements

Apollo Credit Management, LLC serves as the Funds’ investment adviser and is registered as an investment adviser under the Advisers Act. The Investment Advisory Agreement provides that, subject to the supervision of each Fund’s Board of Directors, the Adviser is responsible for management and oversight of the Fund’s portfolio. The Investment Advisory Agreement obligates the Adviser to provide investment advisory, management and certain other services to the Fund. Unless earlier terminated as described below, the Investment Advisory

Agreement will remain in effect from year to year if approved annually (i) by the Board of Directors of each Fund or by a majority of the outstanding shares of the Fund and (ii) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ prior written notice at the option of either party thereto or by the vote of the stockholders of the Fund. The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Fund may indemnify the Adviser, under certain circumstances, against liabilities arising from the Adviser’s performance of its duties under the Investment Advisory Agreement.

For its services, each Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the average daily value of the Fund’s Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed or notes issued and the liquidation preference of preferred shares). Fees for any partial month are appropriately pro rated. During periods when the Fund is using leverage, if any, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage.

For the fiscal years ended December 31, 2019 and December 31, 2020, AFT paid the Adviser advisory fees of $4,030,100 and $3,637,691, respectively. For the fiscal years ended December 31, 2019 and December 31, 2020, AIF paid the Adviser advisory fees of $3,670,685 and $3,331,651, respectively.

Administrative Services and Expense Reimbursement

The Funds and the Adviser have entered into Administrative Services and Expense Reimbursement Agreements pursuant to which the Adviser provides certain administrative services, personnel and facilities to the Funds and performs operational services necessary for the operation of the Funds not otherwise provided by other service providers of the Funds. These services may include, without limitation, certain bookkeeping and recordkeeping services, compliance and legal services, investor relations assistance, and accounting and auditing support. Pursuant to these agreements, the Funds will reimburse the Adviser at cost, at the Adviser’s request, for certain costs and expenses incurred by the Adviser that are necessary for the administration and operation of the Funds. In addition, the Adviser or one of its affiliates may pay certain expenses on behalf of the Funds and then allocate these expenses to the Funds for reimbursement. For the year ended December 31, 2019, the Adviser provided services under these agreements totaling $806,805 and $801,110 for AFT and AIF, respectively. Included in these amounts is approximately $79,000 and $79,000 for AFT and AIF, respectively, of remuneration for officers of the Funds. For the year ended December 31, 2020, the Adviser provided services under these agreements totaling $719,958 and $720,121 for AFT and AIF, respectively. Included in these amounts is approximately $67,000 and $67,000 for AFT and AIF, respectively, of remuneration for officers of the Funds. The Adviser did not waive the right to expense reimbursements and investment advisory fees for either Fund during the year ended December 31, 2019 and December 31, 2020.

Each Fund has entered into separate agreements with U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, to provide accounting and administrative services, as well as separate agreements with U.S. Bank National Association to provide custodial services (together “U.S. Bank”), effective March 1, 2019. Under the terms of the agreements, U.S. Bank is responsible for providing services necessary in the daily operations of the Funds such as maintaining the Funds’ books and records, calculating the Funds’ NAV, settling all portfolio trades, preparing regulatory filings and acting as the corporate secretary. Each Fund has also entered into separate agreements with American Stock Transfer & Trust Company, LLC (“AST”), to serve as the Fund’s transfer agent, dividend disbursing agent and reinvestment plan administrator, effective March 1, 2019. Prior to March 1, 2019, The Bank of New York Mellon (“BNY Mellon”) provided certain administrative services necessary for the operation of the Funds, including maintaining the Funds’ books and records, providing accounting services and preparing regulatory filings. BNY Mellon also served as the Funds’ custodian. BNY Mellon Investment

Servicing (US) Inc. (“BNYMIS”) served as the Funds’ transfer agent. For the year ended December 31, 2019, U.S. Bank, AST, BNY Mellon and BNYMIS provided services totaling $173,940 and $164,062 for AFT and AIF, respectively. For the year ended, December 31, 2020, U.S. Bank and AST provided services totaling $201,028 and $190,139 for AFT and AIF, respectively.

Board Approval of Investment Advisory Agreements

A discussion regarding the basis of the Board of Directors’ approval of the Investment Advisory Agreement for AFT is available in AFT’s semi-annual report to stockholders dated June 30, 2020. A discussion regarding the basis of the Board of Directors’ approval of the Investment Advisory Agreement for AIF is available in AIF’s semi-annual report to stockholders dated June 30, 2020.

THE PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this Statement of Additional Information.

Portfolio Managers

The following individuals (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of each Fund’s investment strategy:

Joseph Moroney. Mr. Moroney is the Adviser’s Senior Partner, Co-Head of Global Corporate Credit and serves as the President and Chief Executive Officer for each of AFT and AIF. He joined Apollo in 2008 as the Head of Apollo’s Global Performing Credit Group. Prior to joining Apollo, Mr. Moroney was with Aladdin Capital Management where he served as the Senior Managing Director of its Leveraged Loan Group. Mr. Moroney’s investment management career spans 27 years, with experience at various leading financial services firms including Merrill Lynch Investment Managers and MetLife Insurance. Mr. Moroney graduated from Rutgers University with a BS in ceramic engineering and serves on the Board of Overseers of the Rutgers Foundation. He is a Chartered Financial Analyst and a member of the NYSSA.

James Vanek. Mr. Vanek is a Portfolio Manager in the Adviser’s Global Liquid Credit business and serves as a portfolio manager for each of AFT and AIF. Mr. Vanek joined the firm in 2008, and before that he was Associate Director, Loan Sales & Trading in the Leveraged Finance group at Bear Stearns. He is a board member of the Loan Syndications and Trading Association, a leading advocate for the US syndicated loan market. Mr. Vanek graduated from Duke University with a BS in economics and a BA in computer science, and received his MBA from Columbia Business School.

Compensation

The Adviser’s financial arrangements with the Portfolio Managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The Portfolio Managers may receive, all or some combination of, salary, an annual bonus and interests in the carried interest in certain of Apollo’s funds.

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and discretionary compensation.

Base Compensation.

Generally, portfolio managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

Discretionary Compensation.

Portfolio managers also receive discretionary compensation generally consisting of two components: an annual bonus and carried interest.

Annual Bonus.

Generally, a portfolio manager receives an annual bonus based on such person’s individual performance, operational performance for the Apollo-advised funds for which such person serves, and such portfolio manager’s impact on the overall operating performance and potential to contribute to long-term value and growth. A portion of each annual bonus may be deferred and, at the discretion of Apollo, may be in the form of cash or equity of an Apollo entity, such as restricted stock units of Apollo Global Management, Inc. (“AGM”).

Carried Interest.

Generally, a portfolio manager receives carried interests with respect to the Apollo-advised funds for which such person serves as a portfolio manager, subject to standard terms and conditions, including vesting.

Securities Ownership of Portfolio Managers

The following table sets forth, for each Portfolio Manager, the aggregate dollar range of each Fund’s equity securities beneficially owned as of December 31, 2020.

Portfolio Manager	Dollar Range of AFT Shares Beneficially Owned	Dollar Range of AIF Shares Beneficially Owned

Joseph Moroney	Over $100,000	Over $100,000

James Vanek	Over $100,000	Over $100,000

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, the Adviser and its affiliates provide investment management services both to the Funds and the other Apollo-advised funds, including other funds, client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time, in which the Fund will not have an interest. The Portfolio Managers, the Adviser and its affiliates may give advice and recommend securities to the other Apollo-advised funds that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same or similar to those of the Fund.

The Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, the Adviser and its affiliates in managing the other Apollo-advised funds could conflict with the transactions and strategies employed by the Portfolio Managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and the other

Apollo-advised funds. It is the policy of the Adviser to generally share appropriate investment opportunities (and sale opportunities) with the other Apollo-advised funds to the extent consistent with applicable legal requirements. In general, this policy will result in such opportunities being allocated pro rata among the Fund and the other Apollo-advised funds. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Apollo-advised fund as compared to another participating Apollo-advised fund.

In the event investment opportunities are allocated among the Fund and the other Apollo-advised funds, the Fund may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that the Fund may not be given the opportunity to participate in certain investments made by the other Apollo-advised funds or Portfolio Managers affiliated with the Adviser. Furthermore, the Fund and the other Apollo-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the other Apollo-advised funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is possible that other Apollo-advised funds may make investments in the same or similar securities at different times and on different terms than the Fund. From time to time, the Fund and the other Apollo-advised funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Apollo-advised funds. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Apollo-advised funds.

While these conflicts cannot be eliminated, the Adviser, when consistent with fund objectives, guidelines and other fiduciary considerations and when practicable, the Fund and the other Apollo-advised funds may hold investments in the same levels of an issuer’s capital structure in the same proportion at each level.

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its obligations, the professional staff of the Adviser may have conflicts in allocating its time and services among the Fund and the Adviser’s other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other clients of the Adviser.

Variation in Compensation.

A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he or she manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the Portfolio Managers may be motivated to favor certain accounts over others. The Portfolio Managers also may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts that have performance fee arrangements, certain portions of his or her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Fund and the Adviser have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Other Accounts Managed

As of December 31, 2020, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets(1)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance(2)(3)

Joseph Moroney	Registered investment companies	5	$ 0.882 billion	None	$	None

	Other pooled investment vehicles	5	$ 7.169 billion	3		$0.857 billion

	Other accounts	2	$ 0.957 billion	2		$0.951 billion

James Vanek	Registered investment companies	2	$ 0.718 billion	None	$	None

	Other pooled investment vehicles	3	$ 3.693 billion	2		$2.572 billion

	Other accounts	4	$ 1.414 billion	1		$0.333 billion

(1)	Total assets represent assets under management as defined by AGM, which includes unfunded commitments.
(2)	Represent the assets under management of the accounts managed that generate incremental fees in addition to advisory fees.
(3)

Joseph Moroney is the Co-Head of the Global Corporate Credit group which had assets under management of approximately $163.6 billion as of December 31, 2020. The disclosures above only reflect those accounts where the Portfolio Managers have direct day to day responsibilities for oversight of the funds.

CONTROL PERSONS OF THE ACQUIRING FUND

A control person includes a person who beneficially owns more than 25% of the voting securities of a company. Neither the Adviser nor its affiliates own more than 25% of the common shares of AIF. However, the Adviser may be considered a controlling person of AIF under the Investment Company Act to the extent it has the power to exercise a controlling influence over the management or policies of AIF. The principal executive offices of the Adviser are located at 9 West 57th Street, New York, NY 10019.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors, the Adviser is primarily responsible for the execution of each Fund’s portfolio transactions and the allocation of brokerage. Each Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. When possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of each Fund to obtain what are believed to be the best results in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Funds primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Funds will not necessarily be paying the lowest spread or commission available.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and other similar services) to the Adviser may receive orders for transactions by the Funds. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Adviser in servicing all of its accounts and such research might not be used by the Adviser in connection with the Fund.

Under the Investment Company Act, any affiliated person or promoter of or principal underwriter for each Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Because transactions in the over-the-counter (“OTC”) market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund and the Underwriters, while the underwriting agreement is in effect, will not serve as each Fund’s dealer in such transactions. However, affiliated persons of the Fund generally may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, each Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which an affiliate is a member or in a private placement in which an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting out the aggregate compensation received by the member in effecting such transactions and (iii) complies with any rules the SEC has prescribed with respect to the requirements of clauses (i) and (ii).

Securities may be held by, or be appropriate investments for, each Fund as well as other funds or investment advisory clients of the Adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought for one or more clients of the Adviser or its affiliates when one or more clients of the Adviser or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which the Adviser or its affiliates act as investment advisers, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Information about the brokerage commissions paid by the Funds is set forth in the following tables:

Aggregate Brokerage Commissions

For the Fiscal Period Ended	AFT		AIF

December 31, 2020	$	None	$	None

December 31, 2020	$	None	$	None

CONFLICTS OF INTEREST

Each Fund’s executive officers and Directors, and the employees of the Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Funds or of other Apollo-advised funds. As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Funds or its stockholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the other Apollo-advised funds, such other Apollo-advised funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by those Apollo affiliates or the Adviser), have and may from time to time have overlapping investment objectives with the Funds and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Funds. To the extent the other Apollo-advised funds have overlapping investment objectives, the scope of opportunities otherwise available to a Fund may be adversely affected and/or reduced. Additionally, certain employees of the Adviser and its management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other Apollo-advised funds.

The Adviser and/or its affiliates and portfolio managers may determine that an investment is appropriate both for a Fund and for one or more other Apollo-advised funds. In such event, depending on the availability of such investment and other appropriate factors, the Adviser may determine that a Fund should invest on a side-by-side basis with one or more other Apollo-advised funds. A Fund may make all such investments subject to compliance with applicable laws and regulations and interpretations thereof by the SEC and its staff. In certain circumstances, negotiated co-investments may be made only if a Fund has received an exemptive order from the SEC permitting such investment. There can be no assurance that any such exemptive order will be sought or obtained.

In the event investment opportunities are allocated among a Fund and the other Apollo-advised funds, a Fund may not be able to structure its investment portfolio in the manner desired. Although Apollo endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that a Fund may not be given the opportunity to participate in certain investments made by the other Apollo-advised funds or portfolio managers affiliated with the Adviser. Furthermore, a Fund and the other Apollo-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the other Apollo-advised funds. When this occurs, the various prices may be averaged, and a Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of a Fund. In addition, under certain circumstances, a Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is possible that the other Apollo-advised funds may make investments in the same or similar securities at different times and on different terms than the Fund. From time to time, the Fund and the other Apollo-advised funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Apollo-advised funds. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) the other Apollo-advised funds.

The results of a Fund’s investment activities may differ significantly from the results achieved by the other Apollo-advised funds. It is possible that one or more Apollo-advised funds will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Adviser affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain markets.

The Adviser, its affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of a Fund’s investments may be negatively impacted by the activities of the Adviser and its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which clients of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction could be adverse to the interests of a Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Adviser or its affiliates. One or more affiliates may also create, write or issue derivatives for their clients, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Adviser affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

Subject to applicable law, one or more affiliates of the Adviser may act as broker, dealer, agent, lender or advisor or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an affiliate will be in its view commercially reasonable, although each affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the affiliate and such sales personnel. Subject to applicable law, affiliates of the Adviser (and their personnel) will be entitled to retain fees and other amounts that they receive in connection with their service to a Fund as broker, dealer, agent, lender, advisor or in other commercial capacities and no accounting to the Fund or its stockholders will be required, and no fees or other compensation payable by the Fund or its stockholders will be reduced by reason of receipt by an affiliate of any such fees or other amounts. When an affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to a Fund, the affiliate may take commercial steps in its own interests, which may have an adverse effect on the Fund.

The Adviser may select brokers (including, without limitation, affiliates of the Adviser) that furnish the Adviser directly or through correspondent relationships, with research or other appropriate services that provide, in the Adviser’s view, appropriate assistance to the Adviser in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; and other services and products. Research or other services obtained in this manner may be used in servicing any or all of a Fund and other client accounts, including in connection with client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to a Fund based on the amount of brokerage commissions paid by the Fund and such other client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other client accounts. The Adviser may receive research that is bundled with the trade execution, clearing and/or settlement services provided by a particular broker-dealer. To the extent that the Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Adviser.

A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Adviser nor any of its affiliates will have any obligation to allow its credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of the Adviser or its affiliates in evaluating the Fund’s creditworthiness.

The Adviser is paid a fee based on a percentage of a Fund’s Managed Assets. The Adviser may have a conflict of interest in deciding whether to cause the Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the assets of a Fund and, accordingly, the fees received by the Adviser. Certain other Apollo-advised funds pay the Adviser or its affiliates performance-based compensation, which could create an incentive for the Adviser or affiliate to favor such investment fund or account over the Fund.

There are no information barriers among the Adviser and certain of its affiliates. If the Adviser or its affiliates were to receive material non-public information about a particular company, or have an interest in investing in a particular company, a Fund may be prevented from investing, or liquidating an investment, in such company. This risk may affect a Fund more than it does other investment vehicles, as the Adviser generally does not use information barriers that many firms implement to separate persons who make investment decisions from others who might possess material, non-public information that could influence such decisions. The Adviser’s decision not to implement these barriers could prevent its investment professionals from undertaking certain transactions such as advantageous investments or dispositions that would be permissible for them otherwise. In addition, the Adviser could in the future decide to establish information barriers, particularly as its business expands and diversifies.

The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

Each Fund has entered into a royalty-free license agreement with AGM, pursuant to which AGM has agreed to grant the Fund a non-exclusive license to use the name “Apollo.” Under the license agreement, each Fund has the right to use the “Apollo” name for so long as the Adviser or one of its affiliates remains the Fund’s investment adviser. In addition, a Fund may pay fees to, or reimburse expenses of, the Adviser or its affiliates for certain management or administration services and disbursements, including the Fund’s allocable portion of the cost of its chief financial officer, chief compliance officer and chief legal officer and their respective staffs, which can create conflicts of interest.

CODE OF ETHICS

Each Fund has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act and the Adviser has adopted a code of ethics in accordance with Rule 17j-1 and Rule 204A-1 under the Advisers Act. These codes of ethics establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to a code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code’s requirements.

The codes of ethics is also available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov. This reference to the website does not incorporate the contents of the website into this SAI.

ADMINISTRATIVE, CUSTODIAN, TRANSFER AGENT AND OTHER SERVICES

The custodian of the assets of each Fund is U.S. Bank N.A., located at 1 Federal Street, Boston, MA 02110. The custodian performs custodial, fund accounting and portfolio accounting services. American Stock Transfer & Trust Company, LLC, located as 6201 15th Avenue, Brooklyn, NU 11219 serves as each Fund’s transfer agent and dividend paying agent with respect to the common shares.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, WI 53202, serves as the administrator of the Funds. Under the Administration Agreement between U.S. Bank Global Fund Services and each Fund, U.S. Bank Global Fund Services will provide certain administrative services necessary for the operation of each Fund, including maintaining certain Fund books and records, providing accounting and tax services and preparing certain regulatory filings. Each Fund pays U.S. Bank Global Fund Services a monthly fee for these services. During the fiscal year ended December 31, 2020, AFT and AIF paid U.S. Bank $186,205 and $175,324, respectively, for the provision of these services.

LEGAL MATTERS

Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, New York, New York, counsel to the Funds in connection with the Reorganization. Willkie Farr & Gallagher LLP will rely as to certain matters of Maryland law on Miles & Stockbridge P.C., Baltimore, Maryland.

FISCAL YEAR

For accounting purposes, each Fund’s fiscal year is the 12-month period ending on December 31. For tax purposes, each Fund has adopted the 12-month period ending December 31 of each year as its taxable year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP serves as the Funds’ independent registered public accounting firm. The financial statements of the Funds as of December 31, 2020 have been audited by Deloitte  & Touche LLP and are incorporated by reference herein to each Fund’s annual report filed on Form N-CSR filed on February 25, 2021. The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, NY 10019.

SUPPLEMENTAL FINANCIAL INFORMATION

The information under this section is intended to comply with the requirements of Rule 6-11 under Regulation S-X. Rule 6-11(d)(2) requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Acquiring Fund are not included in this SAI.

A table showing the fees of the Acquiring Fund and the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the section entitled “Summary – Expenses” of the Joint Prospectus/Proxy Statement.

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of the Target Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Target Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization.

There are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring Fund. The Acquiring Fund will be the accounting survivor following the Reorganization.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [●] day of [●], 2021, by and between Apollo Senior Floating Rate Fund Inc., a registered investment company and a Maryland corporation (the “Target Fund”), and Apollo Tactical Income Fund Inc., a registered investment company and a Maryland corporation (the “Acquiring Fund”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund and shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Stated Liabilities (such amount of Acquiring Fund shares, the “Acquiring Fund Shares”); (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the stockholders of the Target Fund in liquidation and redemption of all outstanding shares of the Target Fund; and (iii) the subsequent dissolution of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”);

WHEREAS, each of the Target Fund and the Acquiring Fund is a closed-end, registered management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, each of the Target Fund and the Acquiring Fund qualifies as a “regulated investment company” (“RIC”) under Subchapter M of the Code;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Directors of the Target Fund, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Target Fund, has determined that the Reorganization is advisable and, in accordance with Rule 17a-8 under the 1940 Act, (i) is in the best interests of the Target Fund and (ii) that the interests of the existing stockholders of the Target Fund will not be diluted as a result of the Reorganization; and directed that the Reorganization be submitted for consideration at a special meeting of the Target Fund stockholders as of the record date for determining the Target Fund stockholders entitled to vote at such meeting (the “Target Fund Stockholder Meeting Record Date”); and

WHEREAS, the Board of Directors of the Acquiring Fund, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Acquiring Fund, has determined that the Reorganization is advisable and, in accordance with Rule 17a-8 under the 1940 Act, (i) is in the best interests of the Acquiring Fund and (ii) that the interests of the existing stockholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and directed that the issuance of the Acquiring Fund Shares and amendments to certain investment policies and restrictions of the Acquiring Fund be submitted for consideration at a special meeting of the Acquiring Fund stockholders as of the record date for determining the Acquiring Fund stockholders entitled to vote at such meeting (the “Acquiring Fund Stockholder Meeting Record Date” and, together with the Target Fund Stockholder Meeting Record Date, the “Stockholder Meeting Record Date”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

1.1        THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver the assets of the Target Fund described in paragraph 1.2 free and clear of all liens, encumbrances and claims whatsoever to the Acquiring Fund. In exchange, the Acquiring Fund, agrees: (a) to deliver to the Target Fund the number of shares of the Acquiring Fund, determined by dividing: (A) the aggregate value of the Target Fund’s assets, net of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by (B) the NAV of one share of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the Target Fund as described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

1.2        ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than the Target Fund’s rights under this Agreement (the “Assets”).

1.3        LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2 (the “Stated Liabilities”). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

1.4        STATE FILINGS. Prior to the Closing Date, the Target Fund and the Acquiring Fund shall make any filings with the state of Maryland that are required under the laws of the state of Maryland to be made prior to the Closing Date.

1.5        LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, (i) the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its stockholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Stockholders”), all of the Acquiring Fund Shares received by the Target Fund. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Stockholders, and representing the respective pro rata number of Acquiring Fund Shares due to Target Fund Stockholders and (ii) the Target Fund will, unless otherwise directed by its Board of Directors, commence the winding up of its affairs and take steps toward its dissolution at such time as the distribution of Acquiring Fund Shares is made to Target Fund Stockholders and there are no outstanding shares of stock of the Target Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6        OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

1.7        TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8        REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.9        BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund transferred to the Acquiring Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.10        ACTION BY THE ACQUIRING FUND; ACTION BY THE TARGET FUND. The Acquiring Fund shall take all actions expressed herein as being the obligations of the Acquiring Fund. The Target Fund shall take all actions expressed herein as being the obligations of the Target Fund.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2        VALUATION OF SHARES. Acquiring Fund Shares of an aggregate NAV equal to the gross value of the Assets of the Target Fund acquired, determined as hereinafter provided, reduced by the amount of Stated Liabilities (including accrued expenses) of the Target Fund assumed by the Acquiring Fund, shall be delivered by the Acquiring Fund in exchange for such Assets of the Target Fund. The NAV per share of the Acquiring Fund Shares and of the Target Fund shares shall be the NAV per share computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures, or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on [●], 2021, or such other date and time as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 8:00 a.m. Eastern Time on the Closing Date. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its custodian (the “Target Fund Custodian”), to deliver at the Closing a certificate of an authorized officer that shall include certain statements to be agreed upon by the Acquiring Fund, the Target Fund and the Target Fund Custodian regarding the (a) delivery of the Assets in proper form to the Acquiring Fund on the Closing Date; and (b) payment or provision for payment of all necessary taxes including all applicable federal and state stock transfer stamps, if any, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument, electronic document or other format that is reasonably satisfactory to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”) shall be presented by the Target Fund Custodian to the Acquiring Fund Custodian for examination no later than five (5) business days preceding the Closing Date (or such other date as the parties may agree) and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Target Fund Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

3.3        EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (i) (a) the primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, or (ii) the transfer of the Assets of the Target Fund is restricted, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting or transferability is restored or such other date as the parties may agree to.

3.4        TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct its transfer agent (the “Target Fund Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Stockholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by each Target Fund Stockholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct the Acquiring Fund Transfer Agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Stockholders’ accounts on the books of the Acquiring Fund.

3.5        DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6        FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE TARGET FUND. The Target Fund represents and warrants to the Acquiring Fund as follows:

(a)        The Target Fund is a corporation that is duly organized, validly existing and in good standing under the laws of the State of Maryland. The Target Fund is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)        The registration statement on Form N-14 of the Acquiring Fund and the Joint Proxy Statement/Prospectus contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such registration statement may be amended or supplemented subsequent to the effective date of the registration statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Fund based on information provided in writing by the Target Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Target Fund based on information provided in writing by the Target Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Target Fund with respect to the Target Fund for use in the Registration Statement or any other materials provided by the Target Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d)        The Target Fund’s stockholder reports, to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e)        The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Target Fund will not result in the violation of Maryland law, or any provision of the Target Fund’s articles of amendment and restatement (the “Target Fund Charter”) or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which the Target Fund is bound, nor will the execution, delivery and performance of this Agreement by the Target Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party, or by which the Target Fund is bound.

(f)        The Target Fund has no material contracts, agreements or other similar commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or that are Stated Liabilities.

(g)        To the Target Fund’s knowledge, there is no litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body that are pending or threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h)        The audited financial statements of the Target Fund as of December 31, 2020 for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied (“GAAP”) and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements.

(i)        There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements as of December 31, 2020, other than those otherwise disclosed to the Acquiring Fund or occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business or as otherwise disclosed to the Acquiring Fund). For the purposes of this paragraph 4.1(i), a decline in the NAV of the Target Fund due to declines in the value of the Target Fund’s Assets, a decline in the market price of Target Fund shares or the discharge of the Target Fund’s liabilities shall not constitute a material adverse change.

(j)        Since December 31, 2020, there has not been (i) any pending or to the knowledge of the Target Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than pursuant to the Target Fund’s dividend reinvestment plan; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Target Fund’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

(k)        As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l)        The Target Fund is authorized to issue 999,998,466 shares of common stock, par value $0.001 per share. All issued and outstanding shares of common stock of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or objecting stockholder rights. All of the issued and outstanding shares of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

(m)        At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Maryland state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n)        The Target Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Board of Directors of the Target Fund. This Agreement constitutes a valid and binding obligation of the Target Fund enforceable in accordance with its terms, and no other action or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)        The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p)        The Target Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by Section 852(a) of the Code for each of its taxable years.

(q)        Except for the Registration Statement or the approval of this Agreement by the stockholders of the Target Fund, as applicable, no consent, approval, authorization, or order of any court, governmental authority or stockholder is required for the consummation by the Target Fund of the transactions contemplated herein, except such as may be required by the Commission or under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities laws. No consent of or notice to any other third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement, except as may be required by the Target Fund’s listing exchange.

(r)        The officers of the Target Fund may call a special meeting of stockholders of the Target Fund as of the Stockholder Meeting Record Date to consider and act upon this Agreement and the transactions contemplated hereby and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled at such date that the parties may agree to in writing and complies with all applicable laws and regulations.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Target Fund as follows:

(a)        The Acquiring Fund is a corporation that is duly organized, validly existing and in good standing under the laws of the State of Maryland. The Acquiring Fund is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)        The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund based on information provided in writing by the Acquiring Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund based on information provided in writing by the Acquiring Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d)        The Acquiring Fund’s stockholder reports, to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e)        The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Fund will not result in the violation of Maryland state law or any provision of the Acquiring Fund’s articles of amendment and restatement (the “Acquiring Fund Charter”) or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party, or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party, or by which the Acquiring Fund is bound.

(f)        To the Acquiring Fund’s knowledge, there is no litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)        The audited financial statements of the Acquiring Fund as of December 31, 2020 and for the fiscal year then ended have been prepared in accordance with GAAP consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect in all material respects the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements.

(h)        There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements of the Acquiring Fund as of December 31, 2020, other than those otherwise disclosed to the Acquiring Fund or occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business or as otherwise disclosed to the Acquiring Fund). For the purposes of this paragraph 4.2(h), a decline in the NAV of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, a decline in the market price of the Acquiring Fund shares or the discharge of Acquiring Fund’s liabilities shall not constitute a material adverse change.

(i)        Since December 31, 2020, there has not been (i) any pending or to the knowledge of the Acquiring Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than pursuant to the Acquiring Fund’s dividend reinvestment plan; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

(j)        As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(k)        The Acquiring Fund is authorized to issue 1 billion shares of common stock, par value $0.001 per share. All issued and outstanding shares of common stock of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

(l)        The Acquiring Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the

Board of Directors of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, and no other action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)        The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Stockholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable.

(n)        The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(o)        The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by Section 852(a) of the Code for each of its taxable years.

(p)        Except for the Registration Statement or the approval of the issuance of the Acquiring Fund Shares by the stockholders of the Acquiring Fund, as applicable, no consent, approval, authorization, or order of any court, governmental authority, or stockholder is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required by the Commission or under the 1933 Act, 1934 Act the 1940 Act and state securities laws. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except as may be required by the Acquiring Fund’s listing exchange.

(q)        The Acquiring Fund Shares are duly registered under the 1934 Act, and are or will be listed for trading on a national securities exchange.

(r)        The officers of the Acquiring Fund may call a special meeting of stockholders of the Acquiring Fund as of the Stockholder Meeting Record Date to consider and act upon this Agreement and the transactions contemplated hereby and to take all appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled at such date that the parties may agree to in writing and complies with all applicable laws and regulations.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

5.1        OPERATION IN ORDINARY COURSE. Subject to paragraphs 5.5, 7.2 and 7.5, each of the Acquiring Fund and the Target Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and any issuances of shares pursuant to a dividend reinvestment plan. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2        STATEMENT OF ASSETS AND LIABILITIES. The Target Fund will prepare and deliver to the Acquiring Fund at least five business days prior to the Closing Date a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing (1) a statement of Assets and Stated Liabilities of the Target Fund as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, certified by the Treasurer or Assistant Treasurer of the Target Fund.

5.3        ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Acquiring Fund’s officers and agents, acting on behalf of the Acquiring Fund, all books and records of the Target Fund, and the Acquiring Fund shall make available to the Target Fund’s officers and agents, acting on behalf of the Target Fund, all books and records of the Acquiring Fund.

5.4        ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5        CONTRACT TERMINATION OR ASSIGNMENT. The Target Fund will terminate or assign all agreements to which the Target Fund is a party (other than this Agreement) as they relate to the Target Fund, effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

5.6        FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Target Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7    PREPARATION OF REGISTRATION STATEMENT. The Acquiring Fund will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to stockholders of the Target Fund. The Registration Statement shall include a Joint Proxy Statement/Prospectus relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the meeting of the stockholders of the Target Fund contemplated by Section 4.1(r), at the time of the meeting of the stockholders of the Acquiring Fund contemplated by Section 4.2(r) and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with such meetings of the stockholders of the Target Fund and the Acquiring Fund, as applicable, to consider the approval of this Agreement and the transactions contemplated herein if necessary. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to stockholders appropriate disclosure with respect to the item.

5.8        DECLARATION OF DIVIDENDS. Prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the stockholders of the Target Fund sufficient amounts of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus sufficient amounts of the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and sufficient amounts of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward) to satisfy the distribution requirements imposed by Section 852(a) of the Code for each of its taxable years.

5.9        TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of section 368(a) of the Code.

Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary, to enable Willkie Farr & Gallagher LLP, counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

5.10        REASONABLE BEST EFFORTS. Each of the Acquiring Fund and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.11        AUTHORIZATIONS. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, the NYSE and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.12        STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of section 381 of the Code.

5.13        PROXY. Each of the Target Fund and the Acquiring Fund agrees to mail to its respective stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus contained in the Registration Statement or other documents as are necessary, which each comply in all material respects with the applicable provisions of section 14(a) of the 1934 Act and section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

5.14        DEREGISTRATION OF TARGET FUND. The Target Fund undertakes that if the Reorganization is consummated, after completing any other necessary filings the Target Fund will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring

Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1        All representations, covenants and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2        The Board of Directors of the Target Fund has approved this Agreement with respect to the Target Fund, and such approval remains in full force and effect as of the Closing Date.

6.3        As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund from those described in the Registration Statement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by the Target Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1        All representations, covenants and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2        Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the stockholders of the Target Fund sufficient amounts of the Target Fund’s investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), if any, plus sufficient amounts of the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the taxable period ending on the Closing Date and sufficient amounts of its net capital gains realized in the taxable period ending on the Closing Date (after reduction for any capital loss carryforward) to satisfy the distribution requirements imposed by Section 852(a) of the Code for each of its taxable years.

7.3        The Board of Directors of the Acquiring Fund has approved this Agreement with respect to the Acquiring Fund, and such approval remains in full force and effect as of the Closing Date.

7.4        As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund from those described in the Registration Statement.

7.5        The Target Fund shall have taken all steps required to assign or terminate all agreements to which the Target Fund is a party (other than this Agreement) as they relate to the Target Fund and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Target Fund or the Acquiring Fund the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1        This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by (i) an affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter (if at least two-thirds of “continuing directors” of the Target Fund (as defined in the Target Fund Charter) have approved the reorganization, in addition to approval by the Board of Directors of the Target Fund) or the affirmative vote of stockholders entitled to cast at least 80% of all the votes entitled to be cast on the matter (if less than two-thirds of “continuing directors” of the Target Fund (as defined in the Target Fund Charter) have approved the reorganization, in addition to approval by the Board of Directors of the Target Fund); and (ii) an affirmative vote of a “majority of the outstanding voting securities” of the Target Fund. A “majority of the outstanding voting securities” is defined as the vote of the lesser of (a) 67% or more of the shares of the Target Fund present or represented by proxy at the special meeting if the holders of more than 50% of the outstanding shares of the Target Fund are present in person or represented by proxy, or (b) more than 50% of the outstanding shares of the Target Fund. Evidence of such approval shall have been delivered to the Acquiring Fund in such form as shall be reasonably acceptable to the Acquiring Fund.

8.2        The issuance of Acquiring Fund Shares shall have been approved by an affirmative vote of a majority of votes cast on the matter by stockholders of the Acquiring Fund. The amendments to certain investment policies and restrictions of the Acquiring Fund as described in the Joint Proxy Statement/Prospectus included in the Registration Statement shall have been approved by an affirmative vote of a “majority of the outstanding voting securities” of the Acquiring Fund. A “majority of the outstanding voting securities” is defined as the vote of the lesser of (a) 67% or more of the shares of the Acquiring Fund present or represented by proxy at the special meeting if the holders of more than 50% of the outstanding shares of the Acquiring Fund are present in person or represented by proxy, or (b) more than 50% of the outstanding shares of the Acquiring Fund. Evidence of such approval shall have been delivered to the Target Fund in such form as shall be reasonably acceptable to the Target Fund.

8.3        The Commission shall not have issued an unfavorable report under section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under section 25(c) of the 1940 Act.

8.4        All third party consents and all consents, authorizations, orders and permits of federal, state and local regulatory authorities and securities exchanges (including those of the Commission, the NYSE and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the ability of a Fund to consummate the agreement or on the assets or properties of a Fund, provided that any party hereto may waive any such conditions for itself.

8.5        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6        As of the Closing Date, there shall be no pending litigation brought by any person against the Target Fund or the Acquiring Fund or any of the investment advisers, directors or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.7        No action shall have been commenced or threatened by the Commission, any securities exchange on which shares of the Acquiring Fund or the Target Fund are listed, or any stockholder of the Acquiring Fund or the Target Fund seeking to prevent or materially alter the transactions contemplated by this Agreement.

8.8        The Acquiring Fund and the Target Fund each shall have received an opinion of Willkie Farr & Gallagher LLP, counsel to the Acquiring Fund and the Target Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

(a)        the transfer of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund followed by the distribution of Acquiring Fund Shares to the Target Fund Stockholders and then the complete dissolution of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(b)        under section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund;

(c)        under section 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund or upon the distribution of Acquiring Fund Shares to Target Fund Stockholders in exchange for such stockholders’ shares of the Target Fund in liquidation of the Target Fund; except for any gain or loss that may be required to be recognized solely or as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

(d)        under section 354 of the Code, no gain or loss will be recognized by the Target Fund Stockholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional Acquiring Fund Shares);

(e)        under section 358 of the Code, the aggregate tax basis of Acquiring Fund Shares received by each Target Fund Stockholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such stockholder (reduced by the amount of any tax basis allocable to a fractional Acquiring Fund Share for which cash is received);

(f)        under section 1223(1) of the Code, the holding period of Acquiring Fund Shares to be received by each Target Fund Stockholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such stockholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

(g)        under section 362(b) of the Code, the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

(h)        under section 1223(2) of the Code, the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund; except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and each of the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Paragraph 8.8.

The tax opinion will not express an opinion as to the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target Fund’s taxable year or as a result of the transfer of certain assets of the Target Fund or as to the effect of cash received by a Target Fund stockholder in lieu of a fractional share.

ARTICLE IX

EXPENSES

9.1    The Target Fund and the Acquiring Fund (for purposes of this Article IX only, each a “Fund” and together the “Funds”) will equally bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors; provided, however, that each Fund shall directly bear any applicable transfer agency fees and portfolio transfer taxes attributable to such Fund. Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board of Directors, costs incurred in attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain matters, the preparation of this Agreement and the Registration Statement, fees of the Commission, the NYSE, the State of Maryland and any state securities commission, auditing fees associated with each Fund’s financial statements, expenses relating to preparing, printing and mailing the Joint Proxy Statement/Prospectus included in the Registration Statement and any other proxy materials to be used in connection with the meeting of stockholders to consider the Reorganization, expenses incurred in connection with the solicitation of proxies to be voted at that meeting, and any other legal and auditing fees in connection with the foregoing, which expenses will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon methodology as appropriate, unless Apollo Credit Management LLC or one of its affiliates has agreed to bear all or a portion of the expenses of a particular Fund pursuant to a separate arrangement between Apollo Credit Management LLC or one of its affiliates and such Fund. Neither the Funds nor Apollo Credit Management LLC or their affiliates will pay any expenses of stockholders arising out of or in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The Acquiring Fund and the Target Fund agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2        The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated at any time prior to the Closing Date by the mutual agreement of the Acquiring Fund and the Target Fund. In addition, the Acquiring Fund or the Target Fund may at its option terminate this Agreement at or before the Closing Date due to:

(a)        a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b)        a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of a party, or its Board of Directors, or officers, as applicable, to the other party or its Board of Directors. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Fund and the officers of the Target Fund as specifically authorized by the respective Board; provided, however, that, following any meeting of the stockholders of the Target Fund called by the Target Fund pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the Acquiring Fund Shares to be issued to the Target Fund Stockholders under this Agreement to the detriment of such Target Fund Stockholders without further approval by the stockholders of the Target Fund.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1        The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

ARTICLE XIV

NOTICES

14.1        Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or e-mail or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Target Fund, 9 West 57th Street, New York, NY 10019, Attention: [●], [Title], or to the Acquiring Fund, 9 West 57th Street, New York, NY 10019, Attention: [●], [Title], or to any other address that the Target Fund or the Acquiring Fund shall have last designated by notice to the other party.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

Apollo Senior Rate Floating Fund Inc.

By:
Name:
Title:

Apollo Tactical Income Fund Inc.

By:
Name:
Title:

[Signature Page]

APPENDIX B

PROXY VOTING POLICIES

Proxy Voting Policies and Procedures

The Adviser’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, the Adviser will vote proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present or (4) it is necessary to vote contrary to the general guidelines to maximize shareholder value or the best interests of the Adviser’s clients. In reviewing proxy issues, the Adviser generally uses the following guidelines:

Elections of Directors: In general, the Adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company’s board of directors, or the Adviser determines that there are other compelling reasons for withholding a vote, it will determine the appropriate vote on the matter. The Adviser may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board, (2) implement a majority vote requirement, (3) submit a rights plan to a shareholder vote or (4) act on tender offers where a majority of shareholders have tendered their shares. The Adviser may vote differently in respect of those issues proposed for an investment company, for which certain of these matters (particularly (1) and (2)) apply differently than for an operating company. Finally, the Adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement or where, in the Adviser’s discretion, the cost of voting will outweigh the perceived benefit.

Appointment of Auditors: The Adviser believes that the board of an issuer remains in the best position to choose its independent auditors and the Adviser will generally support management’s recommendation in this regard.

Changes in Capital Structure: Changes in an issuer’s charter or by-laws may be required by state or federal regulation. In general, the Adviser will cast client votes in accordance with management on such proposals. However, the Adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions: The Adviser believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the Adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of client interests.

Proposals Affecting Shareholder Rights: The Adviser generally will vote in favor of proposals that give shareholders a greater voice in the affairs of an issuer and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, the Adviser will balance the financial impact of the proposal against any impairment of shareholder rights as well as of a client’s investment in the issuer.

Corporate Governance: The Adviser recognizes the importance of good corporate governance. Accordingly, the Adviser generally will favor proposals that promote transparency and accountability within an issuer.

Anti-Takeover Measures: The Adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on shareholder value dilution.

Stock Splits: The Adviser generally will vote with management on stock split matters.

Limited Liability of Directors: The Adviser generally will vote with management on matters that could adversely affect the limited liability of directors.

Social and Corporate Responsibility: The Adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect shareholder value. The Adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

B-1

APPENDIX C

DESCRIPTION OF BOND RATINGS

A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Global Long-Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Rating Scale

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2	Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Description of Moody’s Short-Term Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales discussed below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG Scale

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P Global Ratings (“S&P”), a Division of S&P Global Inc., Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise S&P imputes; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

* Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

D

‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch Ratings publishes opinions on a variety of scales. The most common of these are credit ratings, but the agency also publishes ratings, scores and other relative opinions relating to financial or operational strength. For example, Fitch also provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of historical default rates.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

The primary credit rating scales can be used to provide a rating of privately issued obligations or certain note issuance programs or for private ratings. In this case the rating is not published, but only provided to the issuer or its agents in the form of a rating letter.

The primary credit rating scales may also be used to provide ratings for a more narrow scope, including interest strips and return of principal or in other forms of opinions such as credit opinions or rating assessment services. Credit opinions are either a notch- or category-specific view using the primary rating scale and omit one or more characteristics of a full rating or meet them to a different standard. Credit opinions will be indicated using a lower case letter symbol combined with either an ‘*’ (e.g., ‘bbb+*’) or (cat) suffix to denote the opinion status. Credit opinions will be point-in-time typically but may be monitored if the analytical group believes information will be sufficiently available. Rating assessment services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. While credit opinions and rating assessment services are point-in-time and are not monitored, they may have a directional watch or outlook assigned, which can signify the trajectory of the credit profile.

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, Ratings of debtor-in-possession (“DIP”) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or issuer default rating (“IDR”), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Fitch long-term obligations rating scales are as follows:

AAA

Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very High Credit Quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High Credit Quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good Credit Quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly Speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial Credit Risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC	Very High Levels of Credit Risk. ‘CC’ ratings indicate very high levels of credit risk.

C	Exceptionally High Levels of Credit Risk. ‘C’ indicates exceptionally high levels of credit risk.

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1	Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High Short-Term Default Risk. Default is a real possibility.

RD

Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

PART C: OTHER INFORMATION

ITEM 15. Indemnification

Maryland law permits a Maryland corporation to include a provision in its charter eliminating the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. The Registrant’s charter contains a provision that eliminates its directors’ and officers’ liability to the maximum extent permitted by Maryland law and the Investment Company Act of 1940 (the “1940 Act” or “Investment Company Act”).

The Registrant’s charter authorizes it to obligate itself, and its Bylaws require it, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any of the foregoing capacities and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding, without requiring a preliminary determination of the ultimate entitlement to indemnification. The Registrant’s charter and bylaws also permit it to indemnify and advance expenses to any individual who served any predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or any predecessor of the Registrant.

In accordance with the Investment Company Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. A Maryland corporation may not indemnify a director or officer who has been adjudged liable in a suit by or on behalf of the corporation or in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received; however, indemnification for an adverse judgment in a suit by or on behalf of the corporation, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Advisory Agreement Indemnification. Please refer to Section 13 of the Investment Management and Advisory Agreement (“Advisory Agreement”) between the Fund and the Adviser. In Section 13 of the Advisory Agreement, the Fund agrees to indemnify the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any person or entity affiliated with the Adviser), against certain liabilities arising in connection with Adviser’s performance as an investment adviser to the Fund.

Administrative Services and Reimbursement Agreement. Please refer to Section 3 of the Administrative Services and Reimbursement Agreement (the “Services Agreement”) between the Fund and the Adviser. In Section 3 of the Services Agreement, the Fund agrees to indemnify the Adviser, as administrator, (and its officers, managers, partners, agents, employees, controlling persons, members and any person or entity affiliated with the Adviser), against certain liabilities arising in connection with Adviser’s provision of services under the Services Agreement.

Indemnification Agreement Indemnification. Reference is made to an Indemnification Agreement between the Fund and each Director and Officer of the Fund. Under the Indemnification Agreement, the Fund agrees to indemnify each Director and Officer for certain liabilities arising in connection with their duties as Directors or Officers, as applicable, of the Fund.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16. Exhibits

The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement. The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this registration statement not misleading.

Exhibit No.	Description of Exhibit

(1)(a)	Articles of Amendment and Restatement is incorporated herein by reference to Exhibit (a)(3) to the Registrant’s Registration Statement on Form N-2 filed on January 17, 2013.

(2)(a)	Amended and Restated Bylaws of the Registrant are incorporated herein by reference to Exhibit 3.1 to Registrant’s Form 8-K, filed on November 24, 2020.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is included in Appendix A to the Joint Proxy Statement/Prospectus

(5)	Selected Provisions of the Articles of Amendment and Restatement and the Amended and Restated Bylaws of the Registrant Defining the Rights of Stockholders are incorporated by reference to Exhibit 1(a) and Exhibit 2(a) above

(6)(a)	Form of Investment Advisory Agreement is incorporated herein by reference to Exhibit (g) to Registrant’s Registration Statement on Form N-2, filed on February 22, 2013.

(7)	Not applicable

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(8)	Not applicable.

(9)(a)	Custody Agreement by and between the Registrant and U.S. Bank National Association – filed herewith.

(10)	Not applicable

(11)	Opinion and Consent of Special Counsel for the Registrant – filed herewith.

(12)	Tax opinion of Willkie Farr & Gallagher LLP regarding the reorganization of Apollo Senior Floating Rate Fund Inc. and the Registrant – to be filed by amendment

(13)(a)	Transfer Agency and Registrar Services Agreement by and between the Registrant and American Stock Transfer & Trust Company, LLC – filed herewith.

(b)	Fund Administration Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC – filed herewith.

(c)	Form of License Agreement is incorporated herein by reference to Exhibit (k)(4) to Registrant’s Registration Statement on Form N-2, filed on February 22, 2013.

(14)	Consent of the Independent Registered Public Accounting Firm for the Registrant and Apollo Senior Floating Rate Fund Inc. – filed herewith

(15)	Not applicable

(16)	Power of Attorney of the Board of Directors is incorporated herein by reference to Exhibit (16) to Registrant’s Registration on Form N-14, filed on March 17, 2021.

(17)(a)	Form of Proxy Card for Apollo Senior Floating Rate Fund Inc. – filed herewith.

(b)	Form of Proxy Card for the Registrant – filed herewith.

ITEM 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, opinions of counsel supporting the tax consequences of the Reorganizations within a reasonably prompt time after receipt of such opinions.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 14th day of May, 2021.

APOLLO TACTICAL INCOME FUND INC.

BY:	/s/ JOSEPH MORONEY
Name:	Joseph Moroney
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the 14th day of May, 2021.

Signature	Title

/S/ JOSEPH MORONEY JOSEPH MORONEY	President (Principal Executive Officer)

/S/ FRANK MARRA FRANK MARRA	Chief Financial Officer (Principal Financial and Accounting Officer)

BARRY COHEN* BARRY COHEN	Director

ROBERT L. BORDEN* ROBERT L. BORDEN	Director

GLENN N. MARCHAK* GLENN N. MARCHAK	Director

CARL J. RICKERTSEN* CARL J. RICKERTSEN	Director

TODD J. SLOTKIN* TODD J. SLOTKIN	Director

ELLIOT STEIN, JR.* ELLIOT STEIN, JR	Director

*By: /S/ JOSEPH D. GLATT
(Joseph D. Glatt, Attorney-In-Fact)

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
(9)(a)	Custody Agreement
(11)	Opinion and Consent of Special Counsel for the Registrant
(13)(a)	Transfer Agency and Registrar Services Agreement
(14)	Consent of the Independent Registered Public Accounting Firm for the Registrant and Apollo Senior Floating Rate Fund Inc.
(13)(b)	Fund Administration Servicing Agreement
(17)(a)	Form of Proxy Card for Apollo Senior Floating Rate Fund Inc.
(17)(b)	Form of Proxy Card for the Registrant